UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01879

Janus Investment Trust
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 3/31/16

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 82.8%
Air Freight & Logistics – 0.2%
Hyundai Glovis Co., Ltd.	27	$4,451
Auto Components – 1.5%
Hankook Tire Co., Ltd.	55	2,617
Hanon Systems	2,456	19,761
Hyundai Mobis Co., Ltd.	44	9,582
		31,960
Automobiles – 3.5%
Guangzhou Automobile Group Co., Ltd.	2,000	2,081
Hyundai Motor Co.	127	16,939
Kia Motors Corp.	1,271	53,690
		72,710
Beverages – 0.4%
Cia Cervecerias Unidas SA	27	304
Coca-Cola Femsa SAB de CV	100	831
Lotte Chilsung Beverage Co., Ltd.	4	6,364
		7,499
Biotechnology – 0.6%
OBI Pharma, Inc.*,ß	1,000	12,275
Capital Markets – 0.1%
CETIP SA - Mercados Organizados	200	2,234
Chemicals – 0.1%
LG Chem, Ltd.	9	2,578
Commercial Banks – 13.5%
Agricultural Bank of China, Ltd. - Class H	11,000	3,956
Banco de Chile	74,011	7,965
Banco de Credito e Inversiones	78	3,156
Bangkok Bank PCL	700	3,622
Bank of the Philippine Islands	5,660	10,700
Bank Pekao SA	101	4,460
BDO Unibank, Inc.	4,140	9,203
Commercial Bank QSC	550	6,291
Commercial International Bank Egypt SAE	4,786	20,686
Doha Bank QSC	825	8,417
First Financial Holding Co., Ltd.	18,105	8,946
First Gulf Bank PJSC	3,765	12,046
Hong Leong Bank Bhd	3,100	10,739
Kasikornbank PCL	200	995
Komercni Banka A/S	152	33,596
Krung Thai Bank PCL	10,000	5,317
National Bank of Abu Dhabi PJSC	6,026	14,341
OTP Bank PLC	1,303	32,741
Powszechna Kasa Oszczednosci Bank Polski SA*	516	3,846
Public Bank Bhd	4,600	22,168
Qatar Islamic Bank SAQ	495	14,084
Qatar National Bank SAQ	627	24,245
Taiwan Cooperative Financial Holding Co., Ltd.	50,521	22,609
		284,129
Commercial Services & Supplies – 0.6%
S-1 Corp.	161	12,447
Consumer Finance – 0%
Gentera SAB de CV	500	983
Containers & Packaging – 0.2%
Klabin SA	900	4,849
Diversified Consumer Services – 0.3%
New Oriental Education & Technology Group, Inc. (ADR)	200	6,918
Diversified Financial Services – 0.6%
Metro Pacific Investments Corp.	92,300	11,773
Diversified Telecommunication Services – 7.0%
China Unicom Hong Kong, Ltd.	4,000	5,280
Chunghwa Telecom Co., Ltd.	29,000	98,685
Emirates Telecommunications Group Co. PJSC	5,507	27,740
Hellenic Telecommunications Organization SA	73	660
Telekom Malaysia Bhd	300	508
Telekomunikasi Indonesia Persero Tbk PT	57,100	14,323
		147,196
Electric Utilities – 1.2%
CEZ A/S	1,283	22,648
Equatorial Energia SA	200	2,279

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Tenaga Nasional Bhd	300	$1,073
		26,000
Electronic Equipment, Instruments & Components – 1.9%
AAC Technologies Holdings, Inc.	3,500	26,756
Delta Electronics Thailand PCL	1,700	4,205
Samsung Electro-Mechanics Co., Ltd.	120	6,171
Samsung SDI Co., Ltd.	37	3,204
		40,336
Food & Staples Retailing – 3.7%
BGF Retail Co., Ltd.	37	5,307
BIM Birlesik Magazalar A/S	106	2,298
China Resources Beer Holdings Co., Ltd.	12,000	22,338
CP ALL PCL	10,200	13,268
GS Retail Co., Ltd.	84	3,464
Sun Art Retail Group, Ltd.	17,500	12,385
Wal-Mart de Mexico SAB de CV	7,800	18,514
		77,574
Food Products – 3.9%
China Huishan Dairy Holdings Co., Ltd.	55,000	20,704
China Mengniu Dairy Co., Ltd.	2,000	3,182
Gruma SAB de CV - Class B	1,100	17,430
Grupo Lala SAB de CV	200	545
JBS SA	700	2,132
Lotte Confectionery Co., Ltd.	2	4,492
Ottogi Corp.	4	3,173
PPB Group Bhd	200	857
Uni-President Enterprises Corp.	2,000	3,512
Universal Robina Corp.	3,030	14,274
Want Want China Holdings, Ltd.	15,000	11,119
		81,420
Gas Utilities – 0.1%
Petronas Gas Bhd	200	1,129
Health Care Equipment & Supplies – 0.2%
Shandong Weigao Group Medical Polymer Co., Ltd.	8,000	5,095
Health Care Providers & Services – 2.1%
Bangkok Dusit Medical Services PCL	26,600	17,698
Bumrungrad Hospital PCL	3,200	19,289
IHH Healthcare Bhd	4,300	7,238
		44,225
Hotels, Restaurants & Leisure – 1.9%
Jollibee Foods Corp.	2,010	9,915
Kangwon Land, Inc.	390	13,951
Minor International PCL	14,980	15,759
		39,625
Household Durables – 0.4%
Coway Co., Ltd.	52	4,389
Hanssem Co., Ltd.	4	782
LG Electronics, Inc.	49	2,640
		7,811
Household Products – 0.7%
Kimberly-Clark de Mexico SAB de CV - Class A	6,400	15,402
Independent Power and Renewable Electricity Producers – 0.9%
Aboitiz Power Corp.	14,100	13,466
AES Gener SA	2,418	1,223
Colbun SA	4,530	1,263
Glow Energy PCL	900	2,354
		18,306
Industrial Conglomerates – 2.2%
Aboitiz Equity Ventures, Inc.	14,020	19,802
CITIC, Ltd.	5,000	7,606
JG Summit Holdings, Inc.	970	1,673
LG Corp.	38	2,277
SM Investments Corp.	710	14,649
		46,007
Insurance – 1.7%
Dongbu Insurance Co., Ltd.	117	7,767
Hyundai Marine & Fire Insurance Co., Ltd.	366	10,627
Qatar Insurance Co. SAQ	264	6,011
Samsung Fire & Marine Insurance Co., Ltd.	44	11,352
		35,757
Internet Software & Services – 2.1%
58.com, Inc. (ADR)*	200	11,130
Kakao Corp.	40	3,470

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
NAVER Corp.	24	$13,371
Qihoo 360 Technology Co., Ltd. (ADR)*	100	7,555
Youku Tudou, Inc. (ADR)*	300	8,247
		43,773
Marine – 0.1%
MISC Bhd	1,000	2,284
Media – 0.5%
CJ E&M Corp.	49	2,734
Cyfrowy Polsat SA*	1,194	7,770
		10,504
Metals & Mining – 1.2%
AngloGold Ashanti, Ltd.*	610	8,455
Gold Fields, Ltd.	948	3,756
Severstal PAO (GDR)	856	9,057
Sibanye Gold, Ltd.	941	3,613
		24,881
Multiline Retail – 0%
SACI Falabella	117	818
Multi-Utilities – 0.5%
Qatar Electricity & Water Co. QSC	188	10,843
Oil, Gas & Consumable Fuels – 3.3%
IRPC PCL	38,900	5,586
MOL Hungarian Oil & Gas PLC	329	19,802
Petronas Dagangan Bhd	500	3,092
Polski Koncern Naftowy Orlen SA	1,155	22,887
Qatar Gas Transport Co., Ltd.	944	6,170
Surgutneftegas OAO (ADR)	600	4,020
Thai Oil PCL	4,300	8,467
		70,024
Paper & Forest Products – 0.8%
Fibria Celulose SA	1,900	16,035
Sappi, Ltd.*	172	762
		16,797
Personal Products – 0.2%
Hengan International Group Co., Ltd.	500	4,338
Pharmaceuticals – 3.3%
Celltrion, Inc.	47	4,513
CSPC Pharmaceutical Group, Ltd.	18,000	16,290
Hanmi Pharm Co., Ltd.	22	13,449
Hanmi Science Co., Ltd.	37	4,822
Richter Gedeon Nyrt	1,195	23,841
Sino Biopharmaceutical, Ltd.	5,000	3,751
Yuhan Corp.	9	2,208
		68,874
Real Estate Management & Development – 1.7%
Central Pattana PCL	800	1,171
China Vanke Co., Ltd. - Class H	7,600	18,635
Country Garden Holdings Co., Ltd.	5,000	1,985
Longfor Properties Co., Ltd.	500	713
New Europe Property Investments PLC	190	2,419
New World China Land, Ltd.	10,000	10,171
		35,094
Road & Rail – 0.6%
BTS Group Holdings PCL	43,100	10,968
CJ Korea Express Co., Ltd.*	7	1,163
		12,131
Semiconductor & Semiconductor Equipment – 0.7%
Hanergy Thin Film Power Group, Ltd.*,ß	52,000	1,450
Inotera Memories, Inc.*	2,000	1,812
Powertech Technology, Inc.	1,000	2,269
Siliconware Precision Industries Co., Ltd.	6,000	9,696
		15,227
Software – 0.1%
NCSoft Corp.	13	2,882
Specialty Retail – 0.3%
JUMBO SA*	492	6,661
Textiles, Apparel & Luxury Goods – 2.6%
ANTA Sports Products, Ltd.	9,000	19,817
Eclat Textile Co., Ltd.	1,022	13,451
Feng TAY Enterprise Co., Ltd.	1,030	5,474
Shenzhou International Group Holdings, Ltd.	3,000	16,321
		55,063

Shares		Value
Common Stocks – (continued)
Tobacco – 2.0%
Gudang Garam Tbk PT	200	$985
KT&G Corp.	436	41,945
		42,930
Transportation Infrastructure – 4.1%
Airports of Thailand PCL	2,300	26,289
Beijing Capital International Airport Co., Ltd. - Class H	16,000	17,079
COSCO Pacific, Ltd.	14,000	18,337
Grupo Aeroportuario del Pacifico SAB de CV - Class B	700	6,246
Jiangsu Expressway Co., Ltd. - Class H	10,000	13,459
Zhejiang Expressway Co., Ltd. - Class H	4,000	4,290
		85,700
Water Utilities – 0.8%
Aguas Andinas SA - Class A	7,286	4,166
Beijing Enterprises Water Group, Ltd.	4,000	2,506
Guangdong Investment, Ltd.	8,000	10,117
		16,789
Wireless Telecommunication Services – 8.4%
Advanced Info Service PCL	6,000	31,049
Axiata Group Bhd	7,300	11,033
China Mobile, Ltd.	1,500	16,717
DiGi.Com Bhd	18,600	23,578
Empresa Nacional de Telecomunicaciones SA	183	1,617
Far EasTone Telecommunications Co., Ltd.	14,000	31,369
Maxis Bhd	10,200	16,621
Taiwan Mobile Co., Ltd.	14,000	45,466
		177,450
Total Common Stocks (cost $1,745,832)		1,743,752
Preferred Stocks – 1.9%
Automobiles – 0.8%
Hyundai Motor Co.	102	9,278
Hyundai Motor Co. - 2nd Preference	87	8,065
		17,343
Chemicals – 0.6%
Braskem SA	600	3,907
LG Chem, Ltd.	38	7,544
		11,451
Paper & Forest Products – 0.5%
Suzano Papel e Celulose SA	3,100	10,917
Total Preferred Stocks (cost $43,792)		39,711
Rights – 0%
Commercial Banks – 0%
Banco de Credito e Inversiones*	7	15
Insurance – 0%
Qatar Insurance Co. SAQ*	52	443
Total Rights (cost $0)		458
Investment Companies – 16.2%
Exchange-Traded Funds (ETFs) – 14.4%
iShares India 50	11,300	303,970
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	37,024	37,024
Total Investment Companies (cost $349,210)		340,994
Total Investments (total cost $2,138,834) – 100.9%		2,124,915
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(19,213)
Net Assets – 100%		$2,105,702

Summary of Investments by Country - (Long Positions) (unaudited)
		% of Investment
Country	Value	Securities
China	$330,328	15.6%
South Korea	323,469	15.2
India	303,970	14.3
Taiwan	255,564	12.0
Thailand	166,037	7.8
Philippines	105,455	5.0
Malaysia	100,320	4.7
Qatar	76,504	3.6
Hungary	76,384	3.6
Mexico	59,951	2.8
Czech Republic	56,244	2.7

United Arab Emirates	54,127	2.6
Brazil	42,353	2.0
Poland	38,963	1.8
United States	37,024	1.7
Egypt	20,686	1.0
Chile	20,527	1.0
South Africa	19,005	0.9
Indonesia	15,308	0.7
Russia	13,077	0.6
Greece	7,321	0.3
Turkey	2,298	0.1

Total	$2,124,915	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	3,025	323,150	(326,175)	—	$—	$79(1)	$—
Janus Cash Liquidity Fund LLC	35,000	846,034	(844,010)	37,024	—	57	37,024

Total					$—	$136	$37,024

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Biotechnology	$ -	$ 12,275	$ -
Semiconductor & Semiconductor Equipment	13,777	-	1,450
All Other	1,716,250	-	-

Preferred Stocks	-	39,711	-
Rights	458	-	-
Investment Companies	303,970	37,024	-
Total Assets	$ 2,034,455	$ 89,010	$ 1,450

Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,141,801	$ 122,524	$ (139,410)	$ (16,886)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 96.5%
Aerospace & Defense – 2.3%
Lockheed Martin Corp.	7,900	$1,749,850
Rolls-Royce Holdings PLC*	1,148	11,243
Singapore Technologies Engineering, Ltd.	26,300	63,042
		1,824,135
Auto Components – 0.1%
Cie Generale des Etablissements Michelin	550	56,272
Nokian Renkaat Oyj	311	10,976
		67,248
Automobiles – 0.2%
Daihatsu Motor Co., Ltd.	10,000	140,940
General Motors Co.	200	6,286
		147,226
Beverages – 0%
Coca-Cola Co.	300	13,917
Biotechnology – 0.2%
AbbVie, Inc.	2,200	125,664
Capital Markets – 0.1%
CI Financial Corp.	4,300	95,033
ICAP PLC	276	1,882
		96,915
Chemicals – 0.4%
Agrium, Inc.	200	17,661
Incitec Pivot, Ltd.	715	1,748
Koninklijke DSM NV	858	47,182
LyondellBasell Industries NV - Class A	800	68,464
Orica, Ltd.	8,150	96,004
Potash Corp. of Saskatchewan, Inc.	1,000	17,026
Syngenta AG	124	51,602
Yara International ASA	1,317	49,592
		349,279
Commercial Banks – 4.0%
Bank of East Asia, Ltd.	106,800	399,273
Bank of Montreal	2,000	121,469
Bank of Nova Scotia	300	14,663
BOC Hong Kong Holdings, Ltd.	95,000	283,514
Canadian Imperial Bank of Commerce#	4,500	336,201
DBS Group Holdings, Ltd.	26,700	304,747
Hang Seng Bank, Ltd.	70,900	1,253,096
Oversea-Chinese Banking Corp., Ltd.	17,100	112,181
Royal Bank of Canada	1,900	109,485
United Overseas Bank, Ltd.	14,200	198,853
		3,133,482
Commercial Services & Supplies – 0.3%
Brambles, Ltd.	9,110	84,621
G4S PLC	36,475	99,832
Waste Management, Inc.	500	29,500
		213,953
Communications Equipment – 0.1%
Telefonaktiebolaget LM Ericsson - Class B	4,579	45,875
Construction Materials – 0%
Fletcher Building, Ltd.	3,415	18,619
James Hardie Industries PLC (CDI)	265	3,627
		22,246
Containers & Packaging – 1.2%
Amcor, Ltd.	73,028	803,151
Rexam PLC	18,594	169,284
		972,435
Diversified Financial Services – 0.3%
Deutsche Boerse AG	301	25,680
Singapore Exchange, Ltd.	32,500	191,744
		217,424
Diversified Telecommunication Services – 4.4%
AT&T, Inc.	9,000	352,530
BCE, Inc.	10,577	482,098
Elisa Oyj#	8,341	324,257
HKT Trust & HKT, Ltd.	218,000	300,143
Inmarsat PLC	18,311	258,870
PCCW, Ltd.	1,140,000	737,750

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Singapore Telecommunications, Ltd.	58,100	$164,706
Swisscom AG	830	451,181
TDC A/S	68,984	337,697
Telstra Corp., Ltd.	28,829	117,764
		3,526,996
Electric Utilities – 19.6%
Cheung Kong Infrastructure Holdings, Ltd.	182,000	1,779,621
CLP Holdings, Ltd.	367,500	3,323,423
Contact Energy, Ltd.	100,287	346,491
Duke Energy Corp.	6,266	505,541
Endesa SA	1,113	21,362
Entergy Corp.	4,700	372,616
Eversource Energy	2,062	120,297
Fortum Oyj#	557	8,435
NextEra Energy, Inc.	1,900	224,846
Power Assets Holdings, Ltd.	322,000	3,293,847
PPL Corp.	27,200	1,035,504
Red Electrica Corp. SA	2,698	234,203
Southern Co.	70,200	3,631,446
SSE PLC	6,230	133,478
Terna Rete Elettrica Nazionale SpA	36,690	209,336
Xcel Energy, Inc.	6,400	267,648
		15,508,094
Energy Equipment & Services – 0.2%
Helmerich & Payne, Inc.#	200	11,744
National Oilwell Varco, Inc.	2,000	62,200
Petrofac, Ltd.	532	7,036
Technip SA	1,814	100,527
Tenaris SA	426	5,307
		186,814
Food & Staples Retailing – 2.7%
ICA Gruppen AB	4,757	157,453
Lawson, Inc.	18,400	1,540,283
Sysco Corp.	5,300	247,669
Woolworths, Ltd.	10,439	176,810
		2,122,215
Food Products – 2.8%
Campbell Soup Co.#	1,800	114,822
General Mills, Inc.	15,300	969,255
Kellogg Co.	14,400	1,102,320
Tate & Lyle PLC	5,753	47,750
		2,234,147
Gas Utilities – 0.4%
Snam SpA	54,832	343,413
Health Care Providers & Services – 2.1%
Sonic Healthcare, Ltd.	114,210	1,643,826
Hotels, Restaurants & Leisure – 3.5%
Darden Restaurants, Inc.	1,400	92,820
Flight Centre Travel Group, Ltd.	238	7,885
McDonald's Corp.	19,900	2,501,032
Sands China, Ltd.	2,000	8,147
William Hill PLC	29,659	139,270
		2,749,154
Household Durables – 1.0%
Electrolux AB - Series B	469	12,345
Garmin, Ltd.	9,400	375,624
Husqvarna AB - Class B	793	5,800
Leggett & Platt, Inc.	1,100	53,240
Persimmon PLC	4,874	145,930
Sekisui House, Ltd.	10,500	177,239
		770,178
Household Products – 7.0%
Clorox Co.	15,100	1,903,506
Kimberly-Clark Corp.	26,700	3,591,417
Procter & Gamble Co.	1,000	82,310
		5,577,233
Industrial Conglomerates – 1.7%
Keppel Corp., Ltd.	69,400	300,261
NWS Holdings, Ltd.	438,000	699,029
Sembcorp Industries, Ltd.	160,600	359,935
		1,359,225
Information Technology Services – 0%
Paychex, Inc.	700	37,807

Shares		Value
Common Stocks – (continued)
Insurance – 2.4%
Admiral Group PLC	14,442	$411,248
Arthur J Gallagher & Co.	2,100	93,408
Direct Line Insurance Group PLC	149,454	794,507
Gjensidige Forsikring ASA#	1,704	29,074
Great-West Lifeco, Inc.	6,900	189,901
Muenchener Rueckversicherungs AG	69	14,032
SCOR SE	3,945	140,032
Swiss Re AG	1,151	106,454
Tryg A/S	7,788	151,190
		1,929,846
Leisure Products – 0.4%
Mattel, Inc.#	9,800	329,476
Machinery – 0.8%
FANUC Corp.	700	108,767
IMI PLC	203	2,777
Sandvik AB	1,056	10,931
Sembcorp Marine, Ltd.#	129,400	158,449
SKF AB - Class B	4,388	79,271
Sulzer AG	345	34,277
Yangzijiang Shipbuilding Holdings, Ltd.	281,300	204,582
		599,054
Marine – 0.6%
Kuehne + Nagel International AG	3,323	472,591
Media – 5.6%
Axel Springer SE	1,277	68,821
Eutelsat Communications SA	13,741	443,823
ITV PLC	29,298	101,477
SES SA (FDR)	40,725	1,192,370
Shaw Communications, Inc. - Class B	57,600	1,112,878
Singapore Press Holdings, Ltd.	103,800	308,126
Sky PLC	84,104	1,236,717
		4,464,212
Multiline Retail – 0.3%
Kohl's Corp.	1,900	88,559
Macy's, Inc.	2,000	88,180
Marks & Spencer Group PLC	6,515	38,002
		214,741
Multi-Utilities – 11.6%
CMS Energy Corp.	2,700	114,588
Consolidated Edison, Inc.#	44,100	3,378,942
DTE Energy Co.	2,700	244,782
National Grid PLC	14,151	200,607
PG&E Corp.	57,700	3,445,844
Public Service Enterprise Group, Inc.	8,400	395,976
SCANA Corp.	2,100	147,315
Sempra Energy	7,400	769,970
WEC Energy Group, Inc.	8,851	531,680
		9,229,704
Oil, Gas & Consumable Fuels – 0.4%
Exxon Mobil Corp.	2,000	167,180
Murphy Oil Corp.#	200	5,038
Peyto Exploration & Development Corp.	2,700	60,067
PrairieSky Royalty, Ltd.	2,700	51,231
		283,516
Pharmaceuticals – 2.1%
Johnson & Johnson	400	43,280
Merck & Co., Inc.	18,100	957,671
Novartis AG	3,200	232,043
Orion Oyj - Class B	2,428	80,246
Pfizer, Inc.	5,400	160,056
Roche Holding AG	704	173,363
		1,646,659
Real Estate Management & Development – 4.5%
Daito Trust Construction Co., Ltd.	11,800	1,675,678
Hang Lung Properties, Ltd.	29,000	55,405
Hysan Development Co., Ltd.	38,000	161,903
Sino Land Co., Ltd.	26,000	41,160
Sun Hung Kai Properties, Ltd.	28,000	342,370
Swire Pacific, Ltd. - Class A	56,500	608,185
Swiss Prime Site AG*	7,805	688,581
Wharf Holdings, Ltd.	2,000	10,932
		3,584,214

Shares		Value
Common Stocks – (continued)
Road & Rail – 0.9%
ComfortDelGro Corp., Ltd.	314,000	$680,430
Semiconductor & Semiconductor Equipment – 0.3%
Maxim Integrated Products, Inc.	6,700	246,426
Specialty Retail – 0.8%
GameStop Corp. - Class A#	4,200	133,266
Gap, Inc.#	2,900	85,260
Kingfisher PLC	15,101	81,687
Staples, Inc.	32,200	355,166
		655,379
Technology Hardware, Storage & Peripherals – 0.4%
Canon, Inc.	8,400	250,440
Seagate Technology PLC	2,100	72,345
		322,785
Textiles, Apparel & Luxury Goods – 1.5%
Coach, Inc.	9,500	380,855
Hugo Boss AG	2,698	176,926
Yue Yuen Industrial Holdings, Ltd.	186,000	639,015
		1,196,796
Tobacco – 4.5%
Reynolds American, Inc.	70,662	3,555,005
Trading Companies & Distributors – 0.7%
Finning International, Inc.	800	11,748
ITOCHU Corp.	15,700	193,372
Marubeni Corp.	25,400	128,659
Mitsui & Co., Ltd.	13,300	153,057
Rexel SA	3,107	44,380
		531,216
Transportation Infrastructure – 1.4%
Auckland International Airport, Ltd.	248,134	1,102,490
Wireless Telecommunication Services – 2.7%
NTT DOCOMO, Inc.	34,900	791,631
Rogers Communications, Inc. - Class B	22,000	880,949
StarHub, Ltd.	192,000	477,328
		2,149,908
Total Common Stocks (cost $72,436,289)		76,483,349
Preferred Stocks – 0.1%
Media – 0.1%
ProSiebenSat.1 Media SE (cost $60,626)	1,197	61,534
Investment Companies – 11.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	1,482,827	1,482,827
Money Markets – 9.6%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	7,649,073	7,649,073
Total Investment Companies (cost $9,131,900)		9,131,900
Total Investments (total cost $81,628,815) – 108.1%		85,676,783
Liabilities, net of Cash, Receivables and Other Assets – (8.1)%		(6,454,581)
Net Assets – 100%		$79,222,202

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$44,572,043	52.0%
Hong Kong	13,936,813	16.3
Japan	5,160,066	6.0
United Kingdom	3,881,597	4.5
Singapore	3,524,384	4.1
Canada	3,500,410	4.1
Australia	2,935,436	3.4
Switzerland	2,210,092	2.6
France	1,977,404	2.3
New Zealand	1,467,600	1.7
Italy	558,056	0.6
Denmark	488,887	0.6
Finland	423,914	0.5
Germany	346,993	0.4

Sweden	311,675	0.4
Spain	255,565	0.3
Norway	78,666	0.1
Netherlands	47,182	0.1

Total	$85,676,783	100.0%

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	3,063	3,649,967	(2,170,203)	1,482,827	$—	$1,548(1)	$1,482,827
Janus Cash Liquidity Fund LLC	235,033	33,241,328	(25,827,288)	7,649,073	—	3,442	7,649,073

Total					$—	$4,990	$9,131,900
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 76,483,349	$ -	$ -
Preferred Stocks	-	61,534	-
Investment Companies	-	9,131,900	-
Total Assets	$ 76,483,349	$ 9,193,434	$ -

Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the

Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 81,801,430	$ 4,273,629	$ (398,276)	$ 3,875,353

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 1.0%
Finmeccanica SpA*	2,022	$25,650
Singapore Technologies Engineering, Ltd.	15,600	37,394
Thales SA	8,352	731,656
		794,700
Air Freight & Logistics – 0.8%
Royal Mail PLC	16,373	113,020
TNT Express NV	56,563	507,476
		620,496
Airlines – 1.7%
ANA Holdings, Inc.	8,000	22,543
Deutsche Lufthansa AG	2,948	47,642
easyJet PLC	12,403	270,544
Japan Airlines Co., Ltd.	12,400	454,215
Singapore Airlines, Ltd.	65,500	555,109
		1,350,053
Auto Components – 0%
Cie Generale des Etablissements Michelin	243	24,862
Valeo SA	75	11,673
		36,535
Automobiles – 0.1%
Mitsubishi Motors Corp.	5,000	37,457
Nissan Motor Co., Ltd.	5,200	48,128
		85,585
Beverages – 1.6%
Asahi Group Holdings, Ltd.	500	15,582
Heineken Holding NV	469	36,593
Heineken NV	452	40,959
Kirin Holdings Co., Ltd.	39,700	556,710
SABMiller PLC	708	43,270
Suntory Beverage & Food, Ltd.	10,300	464,063
Treasury Wine Estates, Ltd.	7,296	53,904
		1,211,081
Biotechnology – 1.3%
Actelion, Ltd.*	1,450	216,776
CSL, Ltd.	9,725	756,058
		972,834
Building Products – 0.4%
Geberit AG	178	66,537
LIXIL Group Corp.	10,500	214,143
		280,680
Capital Markets – 0.9%
Partners Group Holding AG	1,748	702,873
Chemicals – 2.8%
Chr Hansen Holding A/S	4,749	318,868
EMS-Chemie Holding AG	195	101,131
Givaudan SA	159	311,979
K+S AG	1,653	38,675
Kaneka Corp.	14,000	119,932
Novozymes A/S - Class B	2,123	95,464
Sika AG	75	296,973
Sumitomo Chemical Co., Ltd.	3,000	13,570
Symrise AG	4,520	303,401
Syngenta AG	77	32,043
Teijin, Ltd.	23,000	80,121
Toray Industries, Inc.	56,000	477,341
		2,189,498
Commercial Banks – 3.7%
Bank Hapoalim BM	130,190	676,141
Bank Leumi Le-Israel BM*	120,719	433,723
DBS Group Holdings, Ltd.	32,000	365,239
Hang Seng Bank, Ltd.	62,700	1,108,168
Mizuho Financial Group, Inc.	51,300	76,633
Oversea-Chinese Banking Corp., Ltd.	22,000	144,327
United Overseas Bank, Ltd.	5,100	71,419
		2,875,650
Commercial Services & Supplies – 0.8%
Brambles, Ltd.	5,705	52,992
ISS A/S	5,316	213,465

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
Park24 Co., Ltd.	9,600	$268,728
Secom Co., Ltd.	300	22,303
Societe BIC SA	144	21,658
Sohgo Security Services Co., Ltd.	1,100	59,629
Toppan Printing Co., Ltd.	2,000	16,778
		655,553
Construction & Engineering – 2.9%
Ferrovial SA	5,311	114,109
Kajima Corp.	36,000	225,860
Obayashi Corp.	77,800	767,422
Shimizu Corp.	55,000	466,276
Taisei Corp.	68,000	449,587
Vinci SA	2,710	201,854
		2,225,108
Construction Materials – 0.6%
Taiheiyo Cement Corp.	188,000	432,702
Containers & Packaging – 1.1%
Amcor, Ltd.	38,414	422,472
Rexam PLC	48,896	445,160
		867,632
Distributors – 0.1%
Jardine Cycle & Carriage, Ltd.	1,700	50,502
Diversified Consumer Services – 0.3%
Benesse Holdings, Inc.	7,900	227,459
Diversified Financial Services – 0.2%
Challenger, Ltd.	7,922	50,939
Deutsche Boerse AG	223	19,025
Singapore Exchange, Ltd.	8,000	47,199
		117,163
Diversified Telecommunication Services – 4.2%
Bezeq Israeli Telecommunication Corp., Ltd.	205,877	464,700
Elisa Oyj#	8,943	347,660
HKT Trust & HKT, Ltd.	274,000	377,244
Iliad SA	153	39,365
Inmarsat PLC	41,001	579,647
Koninklijke KPN NV	41,482	173,815
Nippon Telegraph & Telephone Corp.	9,600	413,586
Singapore Telecommunications, Ltd.	78,000	221,121
Spark New Zealand, Ltd.	190,830	481,301
TDC A/S	28,464	139,340
TPG Telecom, Ltd.	5,116	44,463
		3,282,242
Electric Utilities – 6.1%
Cheung Kong Infrastructure Holdings, Ltd.	77,000	752,917
CLP Holdings, Ltd.	170,500	1,541,887
Endesa SA	6,612	126,904
HK Electric Investments & HK Electric Investments, Ltd.	316,500	278,673
Hokuriku Electric Power Co.	3,100	43,884
Iberdrola SA	4,251	28,346
Power Assets Holdings, Ltd.	133,500	1,365,617
Red Electrica Corp. SA	1,892	164,237
Terna Rete Elettrica Nazionale SpA	48,641	277,523
Tokyo Electric Power Co. Holdings, Inc.*	32,800	180,425
		4,760,413
Electrical Equipment – 0.2%
Vestas Wind Systems A/S	1,788	126,171
Electronic Equipment, Instruments & Components – 0.2%
Citizen Holdings Co., Ltd.	16,300	92,414
Shimadzu Corp.	6,000	94,108
		186,522
Food & Staples Retailing – 2.7%
Aeon Co., Ltd.#	31,900	460,938
Colruyt SA	5,590	325,617
FamilyMart Co., Ltd.	6,000	311,917
ICA Gruppen AB	7,520	248,906
Lawson, Inc.	8,200	686,430
Seven & I Holdings Co., Ltd.	1,100	46,843
Wesfarmers, Ltd.	490	15,566
		2,096,217
Food Products – 6.7%
Ajinomoto Co., Inc.	11,000	248,240
Associated British Foods PLC	1,358	65,308
Barry Callebaut AG*	45	48,923

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Chocoladefabriken Lindt & Spruengli AG (PC)	123	$762,672
Chocoladefabriken Lindt & Spruengli AG (REG)	12	898,752
Kerry Group PLC - Class A	893	83,187
MEIJI Holdings Co., Ltd.	12,800	1,029,414
Nestle SA	16,142	1,206,620
NH Foods, Ltd.	3,000	66,116
Nisshin Seifun Group, Inc.	23,600	375,192
Nissin Foods Holdings Co., Ltd.	5,600	263,254
Tate & Lyle PLC	15,832	131,407
Toyo Suisan Kaisha, Ltd.	900	32,311
		5,211,396
Gas Utilities – 1.9%
Hong Kong & China Gas Co., Ltd.	588,200	1,099,496
Snam SpA	10,256	64,233
Toho Gas Co., Ltd.	46,000	326,615
		1,490,344
Health Care Equipment & Supplies – 1.9%
Cochlear, Ltd.	1,150	90,163
Coloplast A/S - Class B	1,606	121,718
Getinge AB - Class B	1,239	28,566
Sonova Holding AG	2,613	333,829
Sysmex Corp.	1,500	93,842
Terumo Corp.	10,200	365,742
William Demant Holding A/S*	4,250	427,460
		1,461,320
Health Care Providers & Services – 2.8%
Alfresa Holdings Corp.	18,000	345,348
Fresenius Medical Care AG & Co. KGaA	4,158	368,225
Fresenius SE & Co. KGaA	3,997	291,986
Medipal Holdings Corp.	17,300	273,959
Miraca Holdings, Inc.	700	28,770
Ryman Healthcare, Ltd.	64,337	371,214
Sonic Healthcare, Ltd.	16,706	240,450
Suzuken Co., Ltd.	7,300	248,134
		2,168,086
Hotels, Restaurants & Leisure – 2.0%
Aristocrat Leisure, Ltd.	5,932	46,827
Carnival PLC	9,194	495,360
Compass Group PLC	3,593	63,359
Oriental Land Co., Ltd.	10,100	715,338
Paddy Power Betfair PLC	1,348	188,021
TUI AG	2,507	38,844
William Hill PLC	6,594	30,964
		1,578,713
Household Durables – 2.3%
Casio Computer Co., Ltd.	17,200	347,118
Electrolux AB - Series B	1,603	42,194
Nikon Corp.	16,300	249,432
Rinnai Corp.	1,700	150,164
Sekisui Chemical Co., Ltd.	3,200	39,413
Sekisui House, Ltd.	4,900	82,712
Taylor Wimpey PLC	68,562	187,360
Techtronic Industries Co., Ltd.	181,000	715,171
		1,813,564
Household Products – 0.5%
Reckitt Benckiser Group PLC	833	80,503
Svenska Cellulosa AB SCA - Class B	10,478	327,575
		408,078
Independent Power and Renewable Electricity Producers – 0.4%
Electric Power Development Co., Ltd.	600	18,742
Meridian Energy, Ltd.	151,802	274,825
		293,567
Industrial Conglomerates – 0.6%
Keihan Holdings Co., Ltd.	60,000	422,821
Toshiba Corp.*	29,000	56,438
		479,259
Information Technology Services – 1.5%
Atos SE	4,321	351,886
Cap Gemini SA	370	34,762
Fujitsu, Ltd.	8,000	29,617
Nomura Research Institute, Ltd.	6,300	212,183
NTT Data Corp.	6,700	336,399

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Otsuka Corp.	4,400	$232,258
		1,197,105
Insurance – 5.7%
Admiral Group PLC	13,631	388,154
Ageas	8,795	348,910
Baloise Holding AG	1,255	159,552
Direct Line Insurance Group PLC	59,172	314,562
Hannover Rueck SE	3,596	418,934
Muenchener Rueckversicherungs AG	1,415	287,759
NN Group NV	28,203	922,645
Sampo Oyj - Class A	499	23,696
SCOR SE	12,026	426,876
Sony Financial Holdings, Inc.	6,300	80,507
Swiss Life Holding AG*	1,482	394,244
Swiss Re AG	6,772	626,332
Tryg A/S	3,266	63,403
		4,455,574
Internet & Catalog Retail – 0.2%
Zalando SE (144A)*	4,131	135,590
Internet Software & Services – 0.1%
United Internet AG	900	45,160
Leisure Products – 0.6%
Bandai Namco Holdings, Inc.	9,400	204,991
Sankyo Co., Ltd.	5,800	215,960
Shimano, Inc.	500	78,379
		499,330
Life Sciences Tools & Services – 1.0%
Lonza Group AG*	4,693	794,373
Machinery – 2.4%
Alstom SA*	7,137	182,410
FANUC Corp.	600	93,228
Hoshizaki Electric Co., Ltd.	3,100	258,678
Makita Corp.	1,600	99,245
MAN SE	4,443	480,811
Schindler Holding AG (PC)	1,741	321,139
Schindler Holding AG (REG)	1,917	351,211
SKF AB - Class B	1,832	33,096
THK Co., Ltd.	2,000	36,897
		1,856,715
Marine – 0.4%
Kuehne + Nagel International AG	2,363	336,061
Media – 2.6%
Axel Springer SE	1,921	103,528
Eutelsat Communications SA	6,877	222,121
ITV PLC	14,568	50,458
JCDecaux SA	4,178	182,859
Kabel Deutschland Holding AG	2,660	298,088
RELX NV	846	14,769
RELX PLC	5,873	109,131
RTL Group SA	1,260	106,709
SES SA (FDR)	9,919	290,414
Singapore Press Holdings, Ltd.#	191,000	566,976
Toho Co., Ltd.	1,300	34,207
Wolters Kluwer NV	1,520	60,664
		2,039,924
Metals & Mining – 0.1%
Newcrest Mining, Ltd.*	2,992	38,890
Multiline Retail – 2.1%
Don Quijote Holdings Co., Ltd.	2,200	76,442
Next PLC	18,920	1,467,130
Ryohin Keikaku Co., Ltd.	500	105,750
		1,649,322
Multi-Utilities – 0.8%
AGL Energy, Ltd.	3,252	45,859
DUET Groupß	33,877	58,418
National Grid PLC	34,855	494,110
		598,387
Oil, Gas & Consumable Fuels – 0.7%
JX Holdings, Inc.	73,700	284,111
Neste Oyj	719	23,657
TonenGeneral Sekiyu KK	26,000	235,208
		542,976

Shares		Value
Common Stocks – (continued)
Paper & Forest Products – 0%
Oji Holdings Corp.	2,000	$8,033
Personal Products – 0.5%
Beiersdorf AG	1,510	136,300
Kao Corp.	4,100	218,718
L'Oreal SA	131	23,466
		378,484
Pharmaceuticals – 7.1%
Astellas Pharma, Inc.	13,400	178,202
Chugai Pharmaceutical Co., Ltd.	2,900	89,812
Daiichi Sankyo Co., Ltd.	5,300	117,864
Eisai Co., Ltd.	7,000	421,132
Galenica AG	114	171,498
Hisamitsu Pharmaceutical Co., Inc.	1,400	62,579
Kyowa Hakko Kirin Co., Ltd.	2,000	31,920
Mitsubishi Tanabe Pharma Corp.	23,700	412,165
Novartis AG	4,727	342,771
Novo Nordisk A/S - Class B	16,192	878,465
Ono Pharmaceutical Co., Ltd.	8,500	359,926
Orion Oyj - Class B	1,725	57,011
Otsuka Holdings Co., Ltd.	400	14,531
Roche Holding AG	992	244,285
Santen Pharmaceutical Co., Ltd.	2,400	36,108
Shionogi & Co., Ltd.	9,500	447,183
Takeda Pharmaceutical Co., Ltd.	5,000	228,206
Teva Pharmaceutical Industries, Ltd.	20,297	1,095,747
UCB SA	4,109	314,333
		5,503,738
Professional Services – 0.1%
Bureau Veritas SA	1,626	36,212
SGS SA	14	29,596
		65,808
Real Estate Investment Trusts (REITs) – 5.1%
CapitaLand Commercial Trust, Ltd.	118,200	128,945
Gecina SA	169	23,265
Japan Prime Realty Investment Corp.	62	252,617
Japan Real Estate Investment Corp.	91	525,638
Japan Retail Fund Investment Corp.	144	345,764
Link REIT	158,000	936,948
Nippon Building Fund, Inc.	64	379,348
Nippon Prologis REIT, Inc.	108	241,760
Nomura Real Estate Master Fund, Inc.	404	603,146
Suntec Real Estate Investment Trust	46,000	57,180
United Urban Investment Corp.	242	391,183
Vicinity Centres	15,126	36,980
		3,922,774
Real Estate Management & Development – 1.9%
City Developments, Ltd.	4,600	27,890
Daito Trust Construction Co., Ltd.	900	127,806
Daiwa House Industry Co., Ltd.	600	16,881
Henderson Land Development Co., Ltd.	8,700	53,442
Hysan Development Co., Ltd.	76,000	323,807
Swire Pacific, Ltd. - Class A	3,500	37,675
Swire Properties, Ltd.	102,200	276,017
Swiss Prime Site AG*	5,320	469,347
Wheelock & Co., Ltd.	26,000	116,139
		1,449,004
Road & Rail – 3.6%
Asciano, Ltd.	7,367	50,589
ComfortDelGro Corp., Ltd.	258,000	559,080
DSV A/S	6,445	268,349
Keikyu Corp.	25,000	219,941
Kintetsu Group Holdings Co., Ltd.	49,000	198,560
MTR Corp., Ltd.	165,000	816,800
Nagoya Railroad Co., Ltd.	19,000	88,812
Tobu Railway Co., Ltd.	7,000	34,897
West Japan Railway Co.	9,500	586,648
		2,823,676
Semiconductor & Semiconductor Equipment – 0.5%
ARM Holdings PLC	1,602	23,327
Infineon Technologies AG	2,700	38,413
Tokyo Electron, Ltd.	4,700	306,400
		368,140

Shares		Value
Common Stocks – (continued)
Software – 1.8%
Check Point Software Technologies, Ltd.*,#	3,200	$279,904
Dassault Systemes	4,130	327,639
Konami Holdings Corp.	7,100	210,104
NICE Systems, Ltd.	3,233	212,250
Oracle Corp. Japan	2,200	123,558
Sage Group PLC	11,689	105,580
SAP SE	409	33,084
Trend Micro, Inc.	2,600	95,192
		1,387,311
Specialty Retail – 2.3%
Dixons Carphone PLC	4,750	29,078
Fast Retailing Co., Ltd.	1,700	544,157
Kingfisher PLC	11,941	64,594
Nitori Holdings Co., Ltd.	6,300	577,206
Shimamura Co., Ltd.	1,100	137,341
Yamada Denki Co., Ltd.	84,600	399,957
		1,752,333
Technology Hardware, Storage & Peripherals – 0.3%
FUJIFILM Holdings Corp.	700	27,688
Ricoh Co., Ltd.	20,900	212,845
		240,533
Textiles, Apparel & Luxury Goods – 1.5%
adidas AG	2,924	342,642
Hermes International	278	97,873
Luxottica Group SpA	2,625	144,843
Pandora A/S	2,399	314,207
Yue Yuen Industrial Holdings, Ltd.	87,000	298,894
		1,198,459
Tobacco – 0.8%
Imperial Brands PLC	5,122	284,131
Swedish Match AB	10,720	364,070
		648,201
Trading Companies & Distributors – 0.2%
Bunzl PLC	1,626	47,236
ITOCHU Corp.	2,900	35,718
Marubeni Corp.	3,800	19,248
Mitsui & Co., Ltd.	600	6,905
Wolseley PLC	1,077	60,919
		170,026
Transportation Infrastructure – 1.0%
Aena SA*	536	69,182
Aeroports de Paris	248	30,655
Atlantia SpA	2,428	67,318
Fraport AG Frankfurt Airport Services Worldwide	647	39,241
Groupe Eurotunnel SE	9,962	111,637
Transurban Group	51,172	445,127
		763,160
Wireless Telecommunication Services – 0.4%
NTT DOCOMO, Inc.	11,100	251,780
Tele2 AB - Class B	6,436	59,720
		311,500
Total Common Stocks (cost $71,474,248)		76,232,583
Preferred Stocks – 0.3%
Media – 0.3%
ProSiebenSat.1 Media SE (cost $196,952)	3,839	197,351
Investment Companies – 3.9%
Investments Purchased with Cash Collateral from Securities Lending – 1.5%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	1,135,516	1,135,516
Money Markets – 2.4%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	1,872,709	1,872,709
Total Investment Companies (cost $3,008,225)		3,008,225
Total Investments (total cost $74,679,425) – 102.3%		79,438,159
Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(1,754,055)
Net Assets – 100%		$77,684,104

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
Japan	$25,828,381	32.5%
Hong Kong	10,098,895	12.7
Switzerland	9,219,517	11.6
United Kingdom	5,983,156	7.5
Germany	3,732,564	4.7
France	3,373,143	4.3
Israel	3,162,465	4.0
United States	3,008,225	3.8
Denmark	2,966,910	3.7
Singapore	2,832,381	3.6
Australia	2,449,697	3.1
Netherlands	1,756,921	2.2
New Zealand	1,127,340	1.4
Sweden	1,104,127	1.4
Belgium	988,860	1.3
Italy	579,567	0.7
Spain	502,778	0.6
Finland	452,024	0.6
Ireland	271,208	0.3

Total	$79,438,159	100.0%

Notes to Schedule of Investments (unaudited)

FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $135,590, which represents 0.2% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	355,505	2,880,973	(2,100,962)	1,135,516	$—	$2,978(1)	$1,135,516
Janus Cash Liquidity Fund LLC	946,213	15,870,128	(14,943,632)	1,872,709	—	1,811	1,872,709

Total					$—	$ 4,789	$3,008,225

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Multi-Utilities	$ 539,969	$ 58,418	$ -
All Other	75,634,196	-	-
Preferred Stocks	-	197,351	-
Investment Companies	-	3,008,225	-
Total Assets	$ 76,174,165	$ 3,263,994	$ -

Significant Accounting Policies

INTECH International Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 74,710,364	$ 6,629,410	$ (1,901,615)	$ 4,727,795

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 3.5%
Lockheed Martin Corp.	50,300	$11,141,450
Northrop Grumman Corp.	19,800	3,918,420
Raytheon Co.	49,100	6,021,133
Rockwell Collins, Inc.	5,400	497,934
		21,578,937
Air Freight & Logistics – 0.1%
Expeditors International of Washington, Inc.	14,300	697,983
Airlines – 2.4%
Delta Air Lines, Inc.	129,200	6,289,456
Southwest Airlines Co.	184,200	8,252,160
		14,541,616
Auto Components – 1.6%
Delphi Automotive PLC	82,700	6,204,154
Goodyear Tire & Rubber Co.	114,000	3,759,720
		9,963,874
Beverages – 3.6%
Brown-Forman Corp. - Class B	13,600	1,339,192
Constellation Brands, Inc. - Class A	81,000	12,238,290
Dr Pepper Snapple Group, Inc.	92,100	8,235,582
		21,813,064
Biotechnology – 0.8%
Regeneron Pharmaceuticals, Inc.*	14,200	5,118,248
Building Products – 0.6%
Allegion PLC	25,300	1,611,863
Masco Corp.	72,700	2,286,415
		3,898,278
Capital Markets – 0%
Goldman Sachs Group, Inc.	1,000	156,980
Chemicals – 1.7%
Airgas, Inc.	2,900	410,756
Ecolab, Inc.	11,900	1,327,088
International Flavors & Fragrances, Inc.	4,400	500,588
LyondellBasell Industries NV - Class A	97,200	8,318,376
		10,556,808
Commercial Banks – 0.8%
Fifth Third Bancorp#	23,100	385,539
Huntington Bancshares, Inc.	144,100	1,374,714
People's United Financial, Inc.#	126,700	2,018,331
SunTrust Banks, Inc.	14,400	519,552
Wells Fargo & Co.	8,180	395,585
		4,693,721
Commercial Services & Supplies – 1.8%
Cintas Corp.#	48,900	4,391,709
Republic Services, Inc.	43,800	2,087,070
Stericycle, Inc.*,#	26,000	3,280,940
Waste Management, Inc.	25,300	1,492,700
		11,252,419
Communications Equipment – 0.8%
Harris Corp.	21,000	1,635,060
Juniper Networks, Inc.	43,500	1,109,685
Motorola Solutions, Inc.	28,700	2,172,590
		4,917,335
Construction & Engineering – 0.2%
Quanta Services, Inc.*	45,700	1,030,992
Construction Materials – 0.8%
Vulcan Materials Co.	45,500	4,803,435
Consumer Finance – 0.3%
Discover Financial Services	33,700	1,716,004
Containers & Packaging – 0.5%
Avery Dennison Corp.	38,600	2,783,446
Ball Corp.#	4,000	285,160
		3,068,606
Diversified Consumer Services – 0%
H&R Block, Inc.#	800	21,136
Diversified Financial Services – 2.3%
CME Group, Inc.	109,000	10,469,450
Nasdaq, Inc.	56,700	3,763,746
		14,233,196

Shares		Value
Common Stocks – (continued)
Electric Utilities – 1.1%
Eversource Energy	23,000	$1,341,820
Pinnacle West Capital Corp.	17,300	1,298,711
PPL Corp.	40,100	1,526,607
Southern Co.	15,600	806,988
Xcel Energy, Inc.	43,700	1,827,534
		6,801,660
Electrical Equipment – 0.2%
AMETEK, Inc.	19,400	969,612
Electronic Equipment, Instruments & Components – 0.1%
TE Connectivity, Ltd. (U.S. Shares)	5,400	334,368
Energy Equipment & Services – 0.4%
Cameron International Corp.*	11,100	744,255
Ensco PLC - Class A#		0
Helmerich & Payne, Inc.#	5,100	299,472
Transocean, Ltd. (U.S. Shares)#	156,200	1,427,668
		2,471,395
Food & Staples Retailing – 3.4%
Costco Wholesale Corp.	12,600	1,985,508
CVS Health Corp.	119,600	12,406,108
Kroger Co.	147,900	5,657,175
Sysco Corp.	12,600	588,798
		20,637,589
Food Products – 4.8%
Campbell Soup Co.#	64,000	4,082,560
ConAgra Foods, Inc.	166,800	7,442,616
Hershey Co.#	9,200	847,228
Hormel Foods Corp.	116,600	5,041,784
Kellogg Co.	24,800	1,898,440
McCormick & Co., Inc.	33,400	3,322,632
Mondelez International, Inc. - Class A	59,600	2,391,152
Tyson Foods, Inc. - Class A	65,500	4,366,230
		29,392,642
Health Care Equipment & Supplies – 2.9%
Becton Dickinson and Co.	6,100	926,102
Boston Scientific Corp.*	335,000	6,301,350
CR Bard, Inc.	7,400	1,499,758
DENTSPLY SIRONA, Inc.	57,400	3,537,562
Edwards Lifesciences Corp.*	60,100	5,301,421
		17,566,193
Health Care Providers & Services – 6.1%
Aetna, Inc.	9,163	1,029,463
AmerisourceBergen Corp.	66,600	5,764,230
Anthem, Inc.	101,900	14,163,081
Cardinal Health, Inc.	80,900	6,629,755
Cigna Corp.	14,900	2,044,876
Henry Schein, Inc.*	20,300	3,504,389
UnitedHealth Group, Inc.	33,300	4,292,370
		37,428,164
Hotels, Restaurants & Leisure – 2.9%
Carnival Corp. (U.S. Shares)	35,300	1,862,781
McDonald's Corp.	13,500	1,696,680
Royal Caribbean Cruises, Ltd. (U.S. Shares)	90,000	7,393,500
Starbucks Corp.	112,300	6,704,310
		17,657,271
Household Durables – 2.0%
DR Horton, Inc.	78,500	2,373,055
Mohawk Industries, Inc.*	25,300	4,829,770
Newell Rubbermaid, Inc.#	108,300	4,796,607
		11,999,432
Household Products – 1.4%
Clorox Co.	37,400	4,714,644
Kimberly-Clark Corp.	26,200	3,524,162
		8,238,806
Industrial Conglomerates – 0.5%
Roper Industries, Inc.	15,100	2,759,827
Information Technology Services – 2.5%
Accenture PLC - Class A (U.S. Shares)	8,700	1,003,980
Automatic Data Processing, Inc.	25,800	2,314,518
Fiserv, Inc.*	47,300	4,852,034
MasterCard, Inc. - Class A	9,300	878,850
Paychex, Inc.#	77,200	4,169,572
Total System Services, Inc.	40,400	1,922,232
		15,141,186

Shares		Value
Common Stocks – (continued)
Insurance – 3.5%
Allstate Corp.	16,600	$1,118,342
American International Group, Inc.	19,300	1,043,165
Assurant, Inc.	30,700	2,368,505
Cincinnati Financial Corp.	72,400	4,732,064
Hartford Financial Services Group, Inc.	96,400	4,442,112
Progressive Corp.	99,800	3,506,972
Travelers Cos., Inc.	14,600	1,703,966
XL Group PLC	61,400	2,259,520
		21,174,646
Internet & Catalog Retail – 2.7%
Amazon.com, Inc.*	16,300	9,676,332
Expedia, Inc.	8,300	894,906
Netflix, Inc.*,#	55,500	5,673,765
		16,245,003
Internet Software & Services – 2.7%
Facebook, Inc. - Class A*	121,500	13,863,150
VeriSign, Inc.*,#	29,900	2,647,346
		16,510,496
Leisure Products – 0.5%
Hasbro, Inc.	2,300	184,230
Mattel, Inc.#	88,900	2,988,818
		3,173,048
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	29,600	1,179,560
PerkinElmer, Inc.	30,400	1,503,584
Thermo Fisher Scientific, Inc.	6,900	976,971
		3,660,115
Machinery – 1.1%
Snap-on, Inc.	17,700	2,778,723
Stanley Black & Decker, Inc.	22,300	2,346,183
Xylem, Inc.	41,100	1,680,990
		6,805,896
Media – 2.5%
Cablevision Systems Corp. - Class A	83,400	2,752,200
Comcast Corp. - Class A	8,600	525,288
Interpublic Group of Cos., Inc.	168,900	3,876,255
Omnicom Group, Inc.	1,900	158,137
Scripps Networks Interactive, Inc. - Class A	8,800	576,400
Time Warner Cable, Inc.	12,500	2,557,750
Walt Disney Co.	45,800	4,548,398
		14,994,428
Multiline Retail – 0.8%
Target Corp.	58,400	4,805,152
Multi-Utilities – 2.4%
Ameren Corp.	18,000	901,800
CMS Energy Corp.	31,700	1,345,348
Consolidated Edison, Inc.	43,600	3,340,632
DTE Energy Co.	3,700	335,442
NiSource, Inc.	104,700	2,466,732
PG&E Corp.	17,000	1,015,240
SCANA Corp.	17,100	1,199,565
TECO Energy, Inc.	59,900	1,649,047
WEC Energy Group, Inc.	37,700	2,264,639
		14,518,445
Oil, Gas & Consumable Fuels – 2.1%
Cimarex Energy Co.	6,400	622,528
Marathon Petroleum Corp.	16,600	617,188
Newfield Exploration Co.*	34,000	1,130,500
Phillips 66	26,200	2,268,658
Tesoro Corp.	27,800	2,391,078
Valero Energy Corp.	87,200	5,593,008
		12,622,960
Personal Products – 0.2%
Estee Lauder Cos., Inc. - Class A	12,800	1,207,168
Pharmaceuticals – 2.1%
Allergan PLC*	2,174	582,697
Eli Lilly & Co.	40,100	2,887,601
Zoetis, Inc.	206,400	9,149,712
		12,620,010
Professional Services – 0.7%
Equifax, Inc.	31,700	3,622,993
Verisk Analytics, Inc.*	4,700	375,624
		3,998,617

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 7.2%
Apartment Investment & Management Co. - Class A	12,200	$510,204
AvalonBay Communities, Inc.	7,900	1,502,580
Boston Properties, Inc.	3,900	495,612
Crown Castle International Corp.	1,800	155,700
Equinix, Inc.	22,403	7,408,896
Equity Residential	38,200	2,866,146
Essex Property Trust, Inc.	10,200	2,385,372
Extra Space Storage, Inc.	46,400	4,336,544
Federal Realty Investment Trust	14,800	2,309,540
Kimco Realty Corp.#	129,300	3,721,254
Macerich Co.	29,600	2,345,504
Prologis, Inc.	75,600	3,340,008
Public Storage	37,400	10,316,042
Realty Income Corp.#	19,500	1,218,945
Simon Property Group, Inc.	1,700	353,073
Vornado Realty Trust	8,700	821,541
		44,086,961
Semiconductor & Semiconductor Equipment – 5.2%
Applied Materials, Inc.	110,200	2,334,036
Broadcom, Ltd.	60,249	9,308,471
First Solar, Inc.*,#	28,100	1,924,007
Intel Corp.	28,600	925,210
KLA-Tencor Corp.	34,200	2,490,102
Lam Research Corp.#	28,800	2,378,880
Microchip Technology, Inc.#	30,400	1,465,280
NVIDIA Corp.#	248,400	8,850,492
Xilinx, Inc.	46,900	2,224,467
		31,900,945
Software – 4.8%
Activision Blizzard, Inc.	293,400	9,928,656
Adobe Systems, Inc.*	82,200	7,710,360
Autodesk, Inc.*	7,700	448,987
Electronic Arts, Inc.*	117,700	7,781,147
Intuit, Inc.	9,300	967,293
Red Hat, Inc.*	33,000	2,458,830
		29,295,273
Specialty Retail – 7.2%
AutoZone, Inc.*	3,800	3,027,422
Home Depot, Inc.	99,700	13,302,971
L Brands, Inc.	95,700	8,403,417
Lowe's Cos., Inc.	108,900	8,249,175
O'Reilly Automotive, Inc.*	33,700	9,222,342
Ross Stores, Inc.	5,200	301,080
Tractor Supply Co.	14,700	1,329,762
		43,836,169
Textiles, Apparel & Luxury Goods – 0.9%
NIKE, Inc. - Class B	54,600	3,356,262
Under Armour, Inc. - Class A#	7,400	627,742
VF Corp.	25,000	1,619,000
		5,603,004
Tobacco – 2.2%
Altria Group, Inc.	85,600	5,363,696
Reynolds American, Inc.	157,756	7,936,704
		13,300,400
Total Common Stocks (cost $533,035,832)		605,819,513
Investment Companies – 5.7%
Investments Purchased with Cash Collateral from Securities Lending – 5.3%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	32,619,605	32,619,605
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	2,280,840	2,280,840
Total Investment Companies (cost $34,900,445)		34,900,445
Total Investments (total cost $567,936,277) – 105.2%		640,719,958
Liabilities, net of Cash, Receivables and Other Assets – (5.2)%		(31,728,740)
Net Assets – 100%		$608,991,218

Summary of Investments by Country - (Long Positions) (unaudited)
		% of Investment
Country	Value	Securities
United States	$639,292,290	99.8%
Switzerland	1,427,668	0.2

Total	$640,719,958	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	606,750	105,569,226	(73,556,371)	32,619,605	$—	$31,970(1)	$32,619,605
Janus Cash Liquidity Fund LLC	1,953,000	67,916,880	(67,589,040)	2,280,840	—	3,135	2,280,840

Total					$—	$35,105	$34,900,445

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 605,819,513	$ -	$ -
Investment Companies	-	34,900,445	-
Total Assets	$ 605,819,513	$ 34,900,445	$ -

Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 568,003,774	$77,956,891	$ (5,240,707)	$ 72,716,184

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 98.8%
Aerospace & Defense – 2.5%
BWX Technologies, Inc.	56,400	$1,892,784
Lockheed Martin Corp.	15,100	3,344,650
Northrop Grumman Corp.	1,000	197,900
Orbital ATK, Inc.	19,300	1,677,942
Raytheon Co.	9,100	1,115,933
Rockwell Collins, Inc.	1,600	147,536
TransDigm Group, Inc.*,#	3,700	815,258
		9,192,003
Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	3,400	252,382
Expeditors International of Washington, Inc.	4,800	234,288
		486,670
Airlines – 2.4%
Alaska Air Group, Inc.#	17,300	1,418,946
Delta Air Lines, Inc.	23,300	1,134,244
JetBlue Airways Corp.*	32,800	692,736
Southwest Airlines Co.	122,300	5,479,040
		8,724,966
Auto Components – 0.2%
Lear Corp.	3,800	422,446
Visteon Corp.	3,900	310,401
		732,847
Beverages – 2.8%
Brown-Forman Corp. - Class A	11,400	1,216,266
Brown-Forman Corp. - Class B	2,400	236,328
Coca-Cola Co.	15,800	732,962
Coca-Cola Enterprises, Inc.	2,700	136,998
Constellation Brands, Inc. - Class A	24,000	3,626,160
Dr Pepper Snapple Group, Inc.	39,400	3,523,148
PepsiCo, Inc.	7,400	758,352
		10,230,214
Biotechnology – 0.2%
Alkermes PLC*	9,200	314,548
Ionis Pharmaceuticals, Inc.*,#	2,900	117,450
Regeneron Pharmaceuticals, Inc.*	900	324,396
		756,394
Building Products – 0.7%
Allegion PLC	1,500	95,565
Fortune Brands Home & Security, Inc.	8,100	453,924
Lennox International, Inc.#	10,400	1,405,976
Masco Corp.	6,700	210,715
Owens Corning	8,000	378,240
		2,544,420
Chemicals – 0.1%
Airgas, Inc.	1,200	169,968
Scotts Miracle-Gro Co. - Class A	2,400	174,648
		344,616
Commercial Banks – 2.0%
Bank of Hawaii Corp.#	10,400	710,112
BankUnited, Inc.	48,000	1,653,120
Commerce Bancshares, Inc.#	10,920	490,854
First Niagara Financial Group, Inc.	97,100	939,928
First Republic Bank	25,100	1,672,664
People's United Financial, Inc.#	78,200	1,245,726
Signature Bank*	1,900	258,628
Synovus Financial Corp.	10,000	289,100
		7,260,132
Commercial Services & Supplies – 1.7%
Cintas Corp.	1,800	161,658
Copart, Inc.*	3,000	122,310
Republic Services, Inc.	58,400	2,782,760
Stericycle, Inc.*,#	6,700	845,473
Waste Connections, Inc.#	15,800	1,020,522
Waste Management, Inc.	17,800	1,050,200
		5,982,923
Communications Equipment – 1.2%
Harris Corp.	3,900	303,654
Juniper Networks, Inc.	3,300	84,183

Shares		Value
Common Stocks – (continued)
Communications Equipment – (continued)
Motorola Solutions, Inc.	16,900	$1,279,330
Palo Alto Networks, Inc.*,#	15,900	2,593,926
		4,261,093
Construction & Engineering – 0%
Quanta Services, Inc.*	7,200	162,432
Containers & Packaging – 0.2%
AptarGroup, Inc.	4,600	360,686
Avery Dennison Corp.	3,500	252,385
Ball Corp.#	1,600	114,064
		727,135
Diversified Consumer Services – 0.4%
H&R Block, Inc.#	2,000	52,840
ServiceMaster Global Holdings, Inc.*	36,400	1,371,552
		1,424,392
Diversified Financial Services – 2.2%
CBOE Holdings, Inc.	46,300	3,024,779
CME Group, Inc.	16,800	1,613,640
FactSet Research Systems, Inc.	8,100	1,227,393
Intercontinental Exchange, Inc.	3,000	705,420
MSCI, Inc.	3,500	259,280
Nasdaq, Inc.	16,900	1,121,822
		7,952,334
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	35,876	1,405,263
SBA Communications Corp. - Class A*	2,400	240,408
Verizon Communications, Inc.	3,200	173,056
		1,818,727
Electric Utilities – 4.4%
American Electric Power Co., Inc.	19,300	1,281,520
Duke Energy Corp.	3,300	266,244
Edison International	12,000	862,680
Entergy Corp.	16,300	1,292,264
Eversource Energy	18,200	1,061,788
Exelon Corp.	5,400	193,644
FirstEnergy Corp.	6,700	240,999
Great Plains Energy, Inc.	19,900	641,775
Hawaiian Electric Industries, Inc.#	9,700	314,280
ITC Holdings Corp.	13,300	579,481
NextEra Energy, Inc.	1,700	201,178
Pinnacle West Capital Corp.	12,400	930,868
PPL Corp.	33,600	1,279,152
Southern Co.	57,400	2,969,302
Westar Energy, Inc.	32,300	1,602,403
Xcel Energy, Inc.	48,700	2,036,634
		15,754,212
Electrical Equipment – 0.1%
Acuity Brands, Inc.	1,600	349,024
Electronic Equipment, Instruments & Components – 0.3%
CDW Corp.	11,900	493,850
Ingram Micro, Inc. - Class A	20,200	725,382
		1,219,232
Energy Equipment & Services – 0%
Dril-Quip, Inc.*	1,700	102,952
Rowan Cos. PLC - Class A	3,500	56,350
		159,302
Food & Staples Retailing – 1.9%
Costco Wholesale Corp.	11,700	1,843,686
CVS Health Corp.	10,400	1,078,792
Kroger Co.	73,200	2,799,900
Sysco Corp.	21,300	995,349
Wal-Mart Stores, Inc.	1,900	130,131
		6,847,858
Food Products – 6.2%
Campbell Soup Co.#	19,400	1,237,526
ConAgra Foods, Inc.	64,000	2,855,680
Flowers Foods, Inc.	10,100	186,446
General Mills, Inc.	173,800	11,009,580
Hershey Co.	1,500	138,135
Hormel Foods Corp.	46,600	2,014,984
Ingredion, Inc.	1,600	170,864
JM Smucker Co.	3,100	402,504
Kellogg Co.	21,800	1,668,790
McCormick & Co., Inc.	4,900	487,452

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Mondelez International, Inc. - Class A	2,500	$100,300
Tyson Foods, Inc. - Class A	28,800	1,919,808
		22,192,069
Gas Utilities – 0.7%
AGL Resources, Inc.	7,800	508,092
Atmos Energy Corp.	19,800	1,470,348
UGI Corp.	10,350	417,002
		2,395,442
Health Care Equipment & Supplies – 1.9%
Becton Dickinson and Co.	2,100	318,822
DENTSPLY SIRONA, Inc.	23,474	1,446,703
Edwards Lifesciences Corp.*	37,400	3,299,054
Hologic, Inc.*	1,200	41,400
Intuitive Surgical, Inc.*	600	360,630
ResMed, Inc.	4,000	231,280
Teleflex, Inc.	6,400	1,004,864
		6,702,753
Health Care Providers & Services – 4.2%
Aetna, Inc.	4,690	526,921
AmerisourceBergen Corp.	49,100	4,249,605
Anthem, Inc.	26,100	3,627,639
Cardinal Health, Inc.	6,100	499,895
Centene Corp.*	8,521	524,638
Cigna Corp.	12,600	1,729,224
HCA Holdings, Inc.*	4,900	382,445
Henry Schein, Inc.*	1,900	327,997
Humana, Inc.	5,700	1,042,815
LifePoint Health, Inc.*	2,700	186,975
MEDNAX, Inc.*,#	9,500	613,890
Patterson Cos., Inc.	1,900	88,407
UnitedHealth Group, Inc.	11,700	1,508,130
		15,308,581
Health Care Technology – 0%
Allscripts Healthcare Solutions, Inc.*,#	8,800	116,248
Hotels, Restaurants & Leisure – 2.8%
Darden Restaurants, Inc.	11,100	735,930
Dunkin' Brands Group, Inc.	23,800	1,122,646
McDonald's Corp.	14,800	1,860,064
Panera Bread Co. - Class A*,#	10,000	2,048,300
Royal Caribbean Cruises, Ltd. (U.S. Shares)	11,100	911,865
Six Flags Entertainment Corp.	32,100	1,781,229
Starbucks Corp.	25,900	1,546,230
		10,006,264
Household Durables – 1.2%
DR Horton, Inc.	16,600	501,818
Leggett & Platt, Inc.	2,600	125,840
Newell Rubbermaid, Inc.#	2,800	124,012
NVR, Inc.*	1,800	3,118,320
Tempur Sealy International, Inc.*,#	6,400	389,056
		4,259,046
Household Products – 2.4%
Church & Dwight Co., Inc.	11,300	1,041,634
Clorox Co.	20,900	2,634,654
Kimberly-Clark Corp.	35,100	4,721,301
Procter & Gamble Co.	2,200	181,082
		8,578,671
Industrial Conglomerates – 0.3%
Danaher Corp.	1,300	123,318
General Electric Co.	26,700	848,793
		972,111
Information Technology Services – 3.6%
Accenture PLC - Class A (U.S. Shares)	800	92,320
Amdocs, Ltd. (U.S. Shares)	15,400	930,468
Booz Allen Hamilton Holding Corp.	15,900	481,452
Broadridge Financial Solutions, Inc.	2,400	142,344
DST Systems, Inc.	11,200	1,263,024
Fiserv, Inc.*	5,100	523,158
Genpact, Ltd.*	30,800	837,452
Global Payments, Inc.	4,400	287,320
Jack Henry & Associates, Inc.	22,600	1,911,282
Leidos Holdings, Inc.	28,500	1,434,120
Paychex, Inc.	13,900	750,739
Sabre Corp.	31,700	916,764

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Total System Services, Inc.	28,200	$1,341,756
Vantiv, Inc. - Class A*	34,100	1,837,308
Visa, Inc. - Class A	800	61,184
		12,810,691
Insurance – 8.0%
Allied World Assurance Co. Holdings AG	22,100	772,174
Allstate Corp.	3,100	208,847
American Financial Group, Inc.	17,400	1,224,438
AmTrust Financial Services, Inc.#	26,400	683,232
Arch Capital Group, Ltd.*	32,200	2,289,420
Aspen Insurance Holdings, Ltd.	17,700	844,290
Assurant, Inc.	26,100	2,013,615
Axis Capital Holdings, Ltd.	9,500	526,870
Chubb, Ltd.	4,351	518,422
Cincinnati Financial Corp.	11,100	725,496
Endurance Specialty Holdings, Ltd.	17,000	1,110,780
Erie Indemnity Co. - Class A	9,000	836,910
Everest Re Group, Ltd.	12,400	2,448,132
FNF Group	13,200	447,480
Hanover Insurance Group, Inc.	8,400	757,848
Markel Corp.*	2,600	2,318,082
Old Republic International Corp.	100,100	1,829,828
ProAssurance Corp.	34,500	1,745,700
Progressive Corp.	18,000	632,520
RenaissanceRe Holdings, Ltd.	18,400	2,204,872
Travelers Cos., Inc.	1,300	151,723
Validus Holdings, Ltd.	38,900	1,835,691
White Mountains Insurance Group, Ltd.	2,800	2,247,280
WR Berkley Corp.	7,100	399,020
XL Group PLC	3,000	110,400
		28,883,070
Internet & Catalog Retail – 0.6%
Amazon.com, Inc.*	3,900	2,315,196
Internet Software & Services – 2.2%
Alphabet, Inc. - Class A*	300	228,870
Alphabet, Inc. - Class C	400	297,980
Facebook, Inc. - Class A*	46,800	5,339,880
LinkedIn Corp. - Class A*	700	80,045
VeriSign, Inc.*,#	20,900	1,850,486
		7,797,261
Leisure Products – 1.0%
Hasbro, Inc.	17,100	1,369,710
Mattel, Inc.#	32,800	1,102,736
Vista Outdoor, Inc.*	23,500	1,219,885
		3,692,331
Life Sciences Tools & Services – 0.8%
Agilent Technologies, Inc.	3,200	127,520
Bio-Rad Laboratories, Inc. - Class A*	2,000	273,440
Bruker Corp.	34,200	957,600
PerkinElmer, Inc.	3,200	158,272
Quintiles Transnational Holdings, Inc.*	12,300	800,730
Thermo Fisher Scientific, Inc.	3,400	481,406
Waters Corp.*	1,600	211,072
		3,010,040
Machinery – 0.3%
Oshkosh Corp.	2,400	98,088
Snap-on, Inc.	2,300	361,077
Toro Co.	6,000	516,720
Xylem, Inc.	3,000	122,700
		1,098,585
Media – 0.9%
AMC Networks, Inc. - Class A*	2,700	175,338
Cablevision Systems Corp. - Class A	16,800	554,400
Interpublic Group of Cos., Inc.	8,600	197,370
Sirius XM Holdings, Inc.*,#	87,100	344,045
Starz - Class A*	16,500	434,445
Time Warner Cable, Inc.	5,200	1,064,024
Walt Disney Co.	3,200	317,792
		3,087,414
Metals & Mining – 0.2%
Newmont Mining Corp.	25,700	683,106
Multiline Retail – 0.5%
Dollar Tree, Inc.*	4,020	331,489

Shares		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Target Corp.	20,000	$1,645,600
		1,977,089
Multi-Utilities – 3.8%
Alliant Energy Corp.	2,500	185,700
Ameren Corp.	22,700	1,137,270
CMS Energy Corp.	20,400	865,776
Consolidated Edison, Inc.#	33,700	2,582,094
Dominion Resources, Inc.	3,800	285,456
DTE Energy Co.	8,800	797,808
NiSource, Inc.	49,100	1,156,796
PG&E Corp.	36,400	2,173,808
Public Service Enterprise Group, Inc.	2,600	122,564
SCANA Corp.	16,000	1,122,400
Sempra Energy	4,900	509,845
TECO Energy, Inc.	39,100	1,076,423
Vectren Corp.	2,600	131,456
WEC Energy Group, Inc.	23,976	1,440,238
		13,587,634
Oil, Gas & Consumable Fuels – 0.6%
Exxon Mobil Corp.	1,300	108,667
Gulfport Energy Corp.*	6,500	184,210
PBF Energy, Inc.	3,800	126,160
Range Resources Corp.#	8,000	259,040
Southwestern Energy Co.*,#	25,300	204,171
Tesoro Corp.	11,900	1,023,519
Valero Energy Corp.	3,500	224,490
		2,130,257
Personal Products – 0.2%
Coty, Inc. - Class A#	11,200	311,696
Estee Lauder Cos., Inc. - Class A	3,000	282,930
		594,626
Pharmaceuticals – 0.7%
Allergan PLC*	5,722	1,533,668
Bristol-Myers Squibb Co.	1,400	89,432
Eli Lilly & Co.	6,000	432,060
Johnson & Johnson	900	97,380
Mylan NV*,#	2,600	120,510
Perrigo Co. PLC#	1,000	127,930
Zoetis, Inc.	6,100	270,413
		2,671,393
Professional Services – 0.3%
Equifax, Inc.	9,200	1,051,468
Verisk Analytics, Inc.*	1,000	79,920
		1,131,388
Real Estate Investment Trusts (REITs) – 13.9%
Alexandria Real Estate Equities, Inc.	14,700	1,336,083
American Campus Communities, Inc.	4,500	211,905
Annaly Capital Management, Inc.	233,700	2,397,762
Apartment Investment & Management Co. - Class A	35,300	1,476,246
AvalonBay Communities, Inc.	16,800	3,195,360
Boston Properties, Inc.	1,300	165,204
Brixmor Property Group, Inc.	13,100	335,622
Camden Property Trust	8,500	714,765
Chimera Investment Corp.	3,500	47,565
Crown Castle International Corp.	1,300	112,450
Digital Realty Trust, Inc.	55,100	4,875,799
Duke Realty Corp.	7,200	162,288
Equinix, Inc.	4,713	1,558,636
Equity Commonwealth*	25,900	730,898
Equity Lifestyle Properties, Inc.	46,100	3,352,853
Equity Residential	37,100	2,783,613
Essex Property Trust, Inc.	11,100	2,595,846
Extra Space Storage, Inc.	42,700	3,990,742
Federal Realty Investment Trust	10,700	1,669,735
HCP, Inc.	1,200	39,096
Healthcare Trust of America, Inc. - Class A	27,100	797,282
Kimco Realty Corp.	4,000	115,120
Lamar Advertising Co. - Class A	11,700	719,550
Macerich Co.	17,000	1,347,080
Mid-America Apartment Communities, Inc.	15,100	1,543,371
National Retail Properties, Inc.	6,300	291,060
Omega Healthcare Investors, Inc.	9,800	345,940
Paramount Group, Inc.	10,100	161,095
Piedmont Office Realty Trust, Inc. - Class A#	21,000	426,510

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Post Properties, Inc.	30,300	$1,810,122
Prologis, Inc.	5,300	234,154
Public Storage	10,200	2,813,466
Realty Income Corp.#	26,500	1,656,515
Regency Centers Corp.	7,700	576,345
Retail Properties of America, Inc. - Class A	37,500	594,375
Simon Property Group, Inc.	900	186,921
Tanger Factory Outlet Centers, Inc.	5,300	192,867
Taubman Centers, Inc.	2,800	199,444
Two Harbors Investment Corp.	13,200	104,808
UDR, Inc.	58,500	2,254,005
Ventas, Inc.	2,300	144,808
Vornado Realty Trust	1,000	94,430
Welltower, Inc.#	23,400	1,622,556
		49,984,292
Road & Rail – 0.5%
AMERCO	4,300	1,536,433
Landstar System, Inc.	3,500	226,135
		1,762,568
Semiconductor & Semiconductor Equipment – 0.8%
Atmel Corp.	18,100	146,972
First Solar, Inc.*,#	3,000	205,410
Intel Corp.	10,600	342,910
KLA-Tencor Corp.	4,600	334,926
NVIDIA Corp.	47,900	1,706,677
Xilinx, Inc.	1,700	80,631
		2,817,526
Software – 1.3%
Activision Blizzard, Inc.	71,000	2,402,640
Adobe Systems, Inc.*	10,700	1,003,660
Electronic Arts, Inc.*	7,300	482,603
Microsoft Corp.	4,300	237,489
ServiceNow, Inc.*	5,200	318,136
Ultimate Software Group, Inc.*	900	174,150
		4,618,678
Specialty Retail – 6.1%
Advance Auto Parts, Inc.	2,200	352,748
AutoZone, Inc.*	3,300	2,629,077
Foot Locker, Inc.#	42,100	2,715,450
GameStop Corp. - Class A#	2,400	76,152
Home Depot, Inc.	10,700	1,427,701
L Brands, Inc.	43,200	3,793,392
Lowe's Cos., Inc.	22,000	1,666,500
Murphy USA, Inc.*	6,800	417,860
O'Reilly Automotive, Inc.*	10,600	2,900,796
Ross Stores, Inc.	17,300	1,001,670
Sally Beauty Holdings, Inc.*	6,300	203,994
Signet Jewelers, Ltd.	1,400	173,642
Ulta Salon Cosmetics & Fragrance, Inc.*	23,700	4,591,638
		21,950,620
Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	29,000	3,160,710
Textiles, Apparel & Luxury Goods – 0.4%
Carter's, Inc.	2,700	284,526
Hanesbrands, Inc.	5,400	153,036
Lululemon Athletica, Inc.*	3,300	223,443
NIKE, Inc. - Class B	12,000	737,640
		1,398,645
Thrifts & Mortgage Finance – 0.2%
New York Community Bancorp, Inc.#	52,100	828,390
Tobacco – 5.9%
Altria Group, Inc.	158,300	9,919,078
Philip Morris International, Inc.	7,900	775,069
Reynolds American, Inc.	211,812	10,656,262
		21,350,409
Trading Companies & Distributors – 0.1%
MSC Industrial Direct Co., Inc. - Class A	1,700	129,727
Watsco, Inc.	900	121,266
WW Grainger, Inc.#	600	140,058
		391,051
Water Utilities – 1.4%
American Water Works Co., Inc.	52,400	3,611,932

Shares		Value
Common Stocks – (continued)
Water Utilities – (continued)
Aqua America, Inc.#	42,900	$1,365,078
		4,977,010
Wireless Telecommunication Services – 0%
T-Mobile US, Inc.*	4,000	153,200
Total Common Stocks (cost $313,793,981)		356,325,291
Investment Companies – 8.0%
Investments Purchased with Cash Collateral from Securities Lending – 6.0%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	21,736,126	21,736,126
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	7,343,355	7,343,355
Total Investment Companies (cost $29,079,481)		29,079,481
Total Investments (total cost $342,873,462) – 106.8%		385,404,772
Liabilities, net of Cash, Receivables and Other Assets – (6.8)%		(24,705,351)
Net Assets – 100%		$360,699,421

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$384,567,320	99.8%
India	837,452	0.2

Total	$385,404,772	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	830,812	66,638,112	(45,732,798)	21,736,126	$—	$22,551(1)	$21,736,126
Janus Cash Liquidity Fund LLC	1,683,797	126,412,967	(120,753,409)	7,343,355	—	9,376	7,343,355

Total					$—	$ 31,927	$29,079,481

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 356,325,291	$ -	$ -
Investment Companies	-	29,079,481	-
Total Assets	$ 356,325,291	$ 29,079,481	$ -

Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 343,042,162	$44,379,084	$ (2,016,474)	$ 42,362,610

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts			Value
Foreign Government Bonds – 3.4%
Australia Government Bond, 2.7500%, 4/21/24†	695,000	AUD	$547,139
Bundesrepublik Deutschland, 0.5000%, 2/15/25†	152,000	EUR	180,012
Canadian Government Bond, 3.5000%, 12/1/45†	196,000	CAD	201,117
France Government Bond OAT, 0.5000%, 5/25/25†	208,000	EUR	240,230
Spain Government Bond, 5.9000%, 7/30/26 (144A)†	246,000	EUR	397,784
United Kingdom Gilt, 5.0000%, 3/7/25†	154,000	GBP	289,993
Total Foreign Government Bonds (cost $1,769,194)			1,856,275
U.S. Treasury Notes/Bonds – 0.6%
3.1250%, 8/15/44 (cost $301,463)	$303,000		335,194
Common Stocks – 27.8%
Aerospace & Defense – 0.4%
Airbus Group SE	96		6,373
BAE Systems PLC	1,426		10,423
Boeing Co.	113		14,344
Cobham PLC	2,514		7,838
Finmeccanica SpA*	466		5,911
General Dynamics Corp.†	104		13,662
Honeywell International, Inc.†	169		18,936
L-3 Communications Holdings, Inc.†	126		14,931
Lockheed Martin Corp.†	92		20,378
Meggitt PLC	1,428		8,338
Northrop Grumman Corp.	85		16,822
Raytheon Co.†	155		19,008
Rockwell Collins, Inc.†	163		15,030
Rolls-Royce Holdings PLC*	728		7,130
Safran SA	102		7,134
Textron, Inc.	250		9,115
Thales SA	107		9,373
United Technologies Corp.†	161		16,116
			220,862
Air Freight & Logistics – 0.2%
Bollore SA	1,126		4,373
CH Robinson Worldwide, Inc.	182		13,510
Deutsche Post AG	275		7,640
Expeditors International of Washington, Inc.	302		14,741
FedEx Corp.†	92		14,970
United Parcel Service, Inc. - Class B†	194		20,461
Yamato Holdings Co., Ltd.	700		13,978
			89,673
Airlines – 0.1%
American Airlines Group, Inc.	188		7,710
ANA Holdings, Inc.	5,000		14,090
Delta Air Lines, Inc.	208		10,125
International Consolidated Airlines Group SA	587		4,681
Japan Airlines Co., Ltd.	400		14,652
Southwest Airlines Co.	264		11,827
			63,085
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	200		7,536
Autoliv, Inc.	98		11,611
BorgWarner, Inc.	174		6,682
Bridgestone Corp.	400		14,947
Cie Generale des Etablissements Michelin	92		9,413
Continental AG	34		7,736
Delphi Automotive PLC†	213		15,979
Denso Corp.	300		12,061
GKN PLC	2,416		10,020
Goodyear Tire & Rubber Co.	261		8,608
Johnson Controls, Inc.	207		8,067
Magna International, Inc.	173		7,438
Sumitomo Electric Industries, Ltd.	700		8,516
			128,614
Automobiles – 0.3%
Bayerische Motoren Werke AG	86		7,896
Daimler AG	72		5,519
Ferrari NV*	35		1,453
Fiat Chrysler Automobiles NV	355		2,868
Ford Motor Co.	680		9,180
Fuji Heavy Industries, Ltd.	300		10,597
General Motors Co.	281		8,832

Shares or Principal Amounts		Value
Common Stocks – (continued)
Automobiles – (continued)
Harley-Davidson, Inc.	173	$8,880
Honda Motor Co., Ltd.	400	10,970
Mazda Motor Corp.	600	9,312
Mitsubishi Motors Corp.	1,700	12,735
Nissan Motor Co., Ltd.	1,200	11,106
Peugeot SA*	316	5,414
Renault SA	79	7,848
Suzuki Motor Corp.	300	8,027
Toyota Motor Corp.	200	10,579
Volkswagen AG	42	6,095
		137,311
Beverages – 0.8%
Anheuser-Busch InBev SA/NV	130	16,158
Asahi Group Holdings, Ltd.	1,300	40,515
Brown-Forman Corp. - Class B†	309	30,427
Carlsberg A/S - Class B	133	12,676
Coca-Cola Co.†	1,020	47,318
Coca-Cola Enterprises, Inc.†	504	25,573
Constellation Brands, Inc. - Class A†	270	40,794
Diageo PLC	542	14,644
Dr Pepper Snapple Group, Inc.†	366	32,728
Heineken Holding NV	278	21,690
Heineken NV	246	22,292
Kirin Holdings Co., Ltd.	2,500	35,057
Molson Coors Brewing Co. - Class B†	273	26,257
Monster Beverage Corp.*,†	118	15,739
PepsiCo, Inc.†	436	44,681
Pernod Ricard SA	158	17,616
SABMiller PLC	264	16,135
		460,300
Biotechnology – 0.3%
AbbVie, Inc.†	229	13,080
Actelion, Ltd.*	131	19,585
Alexion Pharmaceuticals, Inc.*	52	7,239
Amgen, Inc.	93	13,943
Baxalta, Inc.	417	16,847
Biogen, Inc.*	34	8,851
Celgene Corp.*	97	9,709
CSL, Ltd.	411	31,953
Gilead Sciences, Inc.†	114	10,472
Grifols SA	1,046	23,289
Regeneron Pharmaceuticals, Inc.*	21	7,569
Vertex Pharmaceuticals, Inc.*	72	5,723
		168,260
Building Products – 0.1%
Allegion PLC	216	13,761
Assa Abloy AB - Class B	419	8,272
Cie de St-Gobain	167	7,359
Daikin Industries, Ltd.	200	14,951
Geberit AG	30	11,214
Masco Corp.	442	13,901
		69,458
Capital Markets – 0.4%
3i Group PLC	819	5,368
Aberdeen Asset Management PLC	1,039	4,139
Affiliated Managers Group, Inc.*	51	8,282
Ameriprise Financial, Inc.	89	8,367
Bank of New York Mellon Corp.	322	11,859
BlackRock, Inc.	36	12,261
Charles Schwab Corp.	311	8,714
CI Financial Corp.	394	8,708
Credit Suisse Group AG*	215	3,044
Deutsche Bank AG	156	2,653
E*TRADE Financial Corp.*	267	6,539
Franklin Resources, Inc.	244	9,528
Goldman Sachs Group, Inc.	59	9,262
ICAP PLC	890	6,068
IGM Financial, Inc.	280	8,435
Invesco, Ltd.	307	9,446
Julius Baer Group, Ltd.*	114	4,898
Legg Mason, Inc.	203	7,040
Macquarie Group, Ltd.	187	9,472
Morgan Stanley	281	7,028
Nomura Holdings, Inc.	1,300	5,810

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
Northern Trust Corp.†	175	$11,405
Partners Group Holding AG	21	8,444
State Street Corp.	154	9,012
T Rowe Price Group, Inc.†	171	12,562
UBS Group AG	306	4,931
		203,275
Chemicals – 1.0%
Agrium, Inc.	152	13,422
Air Liquide SA	131	14,738
Air Products & Chemicals, Inc.†	108	15,557
Airgas, Inc.†	170	24,079
Akzo Nobel NV	219	14,924
BASF SE	173	13,049
CF Industries Holdings, Inc.	182	5,704
Croda International PLC	320	13,965
Dow Chemical Co.†	273	13,885
Eastman Chemical Co.	183	13,218
Ecolab, Inc.†	174	19,404
EI du Pont de Nemours & Co.†	272	17,223
FMC Corp.	283	11,425
Givaudan SA	13	25,508
Incitec Pivot, Ltd.	6,435	15,732
International Flavors & Fragrances, Inc.†	155	17,634
Johnson Matthey PLC	347	13,673
Koninklijke DSM NV	380	20,896
Kuraray Co., Ltd.	2,100	25,678
LANXESS AG	202	9,707
Linde AG	91	13,257
LyondellBasell Industries NV - Class A	128	10,954
Mitsubishi Chemical Holdings Corp.	2,400	12,530
Monsanto Co.†	145	12,722
Mosaic Co.†	370	9,990
Nippon Paint Holdings Co., Ltd.	400	8,876
Nitto Denko Corp.	200	11,121
Novozymes A/S - Class B	306	13,760
Orica, Ltd.	1,215	14,312
Potash Corp. of Saskatchewan, Inc.	536	9,126
PPG Industries, Inc.†	171	19,065
Praxair, Inc.†	178	20,372
Sherwin-Williams Co.†	70	19,927
Shin-Etsu Chemical Co., Ltd.	400	20,702
Solvay SA	112	11,232
Syngenta AG	27	11,236
Umicore SA	325	16,177
Yara International ASA	275	10,355
		565,135
Commercial Banks – 0.9%
Australia & New Zealand Banking Group, Ltd.	555	9,979
Banca Monte dei Paschi di Siena SpA*	2,045	1,170
Banco Bilbao Vizcaya Argentaria SA	740	4,918
Banco Comercial Portugues SA - Class R*	40,159	1,631
Banco de Sabadell SA	2,233	4,019
Banco Popolare SC	308	2,118
Banco Popular Espanol SA	1,135	2,953
Banco Santander SA	1,023	4,509
Bank of America Corp.	645	8,720
Bank of East Asia, Ltd.	2,200	8,225
Bank of Montreal	182	11,054
Bank of Nova Scotia	201	9,824
Bankia SA	4,950	4,674
Bankinter SA	708	5,002
Barclays PLC	1,446	3,115
BB&T Corp.	338	11,245
Bendigo & Adelaide Bank, Ltd.	1,371	9,320
BNP Paribas SA	99	4,982
BOC Hong Kong Holdings, Ltd.	2,000	5,969
CaixaBank SA	1,723	5,091
Canadian Imperial Bank of Commerce	146	10,908
Citigroup, Inc.	206	8,601
Comerica, Inc.	228	8,634
Commerzbank AG	503	4,373
Commonwealth Bank of Australia	209	12,001
Credit Agricole SA	350	3,790
CYBG PLC*	133	398

Shares or Principal Amounts		Value
Common Stocks – (continued)
Commercial Banks – (continued)
Danske Bank A/S	259	$7,319
DNB ASA	435	5,147
Erste Group Bank AG	178	5,002
Fifth Third Bancorp†	579	9,664
Hang Seng Bank, Ltd.	600	10,604
HSBC Holdings PLC	940	5,857
Huntington Bancshares, Inc.	980	9,349
ING Groep NV	410	4,958
Intesa Sanpaolo SpA	1,653	4,577
Intesa Sanpaolo SpA (RSP)	1,714	4,458
JPMorgan Chase & Co.	190	11,252
KBC Groep NV	97	5,003
KeyCorp	838	9,252
Lloyds Banking Group PLC	6,124	5,982
M&T Bank Corp.†	154	17,094
Mitsubishi UFJ Financial Group, Inc.	1,300	6,025
Mizuho Financial Group, Inc.	4,500	6,722
National Australia Bank, Ltd.	534	10,739
National Bank of Canada	272	8,900
Nordea Bank AB	588	5,652
Oversea-Chinese Banking Corp., Ltd.	2,800	18,369
People's United Financial, Inc.†	1,074	17,109
PNC Financial Services Group, Inc.†	151	12,770
Regions Financial Corp.†	1,010	7,929
Resona Holdings, Inc.	1,900	6,781
Royal Bank of Canada	167	9,623
Royal Bank of Scotland Group PLC*	1,156	3,697
Seven Bank, Ltd.	2,000	8,531
Skandinaviska Enskilda Banken AB - Class A	612	5,849
Societe Generale SA	113	4,176
Standard Chartered PLC	395	2,680
Sumitomo Mitsui Financial Group, Inc.	200	6,064
Sumitomo Mitsui Trust Holdings, Inc.	2,000	5,858
SunTrust Banks, Inc.	275	9,922
Svenska Handelsbanken AB - Class A	523	6,658
Swedbank AB - Class A	356	7,673
Toronto-Dominion Bank	260	11,224
UniCredit SpA	955	3,444
Unione di Banche Italiane SpA	605	2,238
US Bancorp	334	13,557
Wells Fargo & Co.	259	12,525
Westpac Banking Corp.	550	12,793
Zions Bancorporation	322	7,796
		518,045
Commercial Services & Supplies – 0.3%
ADT Corp.	327	13,492
Aggreko PLC	386	5,970
Babcock International Group PLC	454	6,190
Brambles, Ltd.	1,560	14,491
Cintas Corp.†	214	19,219
Edenred	280	5,438
G4S PLC	2,619	7,168
Pitney Bowes, Inc.	544	11,718
Republic Services, Inc.†	419	19,965
Societe BIC SA	43	6,467
Stericycle, Inc.*,†	131	16,531
Tyco International PLC	370	13,583
Waste Management, Inc.†	386	22,774
		163,006
Communications Equipment – 0.3%
Alcatel-Lucent SA*	3,665	13,676
Cisco Systems, Inc.†	647	18,420
F5 Networks, Inc.*	109	11,538
Harris Corp.†	206	16,039
Juniper Networks, Inc.	453	11,556
Motorola Solutions, Inc.†	294	22,256
Nokia Oyj	1,332	7,918
QUALCOMM, Inc.†	290	14,831
Telefonaktiebolaget LM Ericsson - Class B	2,284	22,882
		139,116
Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	200	5,959
Bouygues SA	165	6,730
Ferrovial SA	423	9,088

Shares or Principal Amounts		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
Fluor Corp.	245	$13,157
Jacobs Engineering Group, Inc.*	297	12,934
Quanta Services, Inc.*	372	8,392
Skanska AB - Class B	414	9,453
SNC-Lavalin Group, Inc.	257	9,391
Vinci SA	137	10,204
		85,308
Construction Materials – 0.2%
Fletcher Building, Ltd.	4,853	26,458
HeidelbergCement AG	182	15,581
James Hardie Industries PLC (CDI)	880	12,045
LafargeHolcim, Ltd.	205	9,646
Martin Marietta Materials, Inc.	81	12,920
Vulcan Materials Co.†	156	16,469
		93,119
Consumer Finance – 0.1%
American Express Co.†	161	9,885
Capital One Financial Corp.	155	10,743
Discover Financial Services	200	10,184
Navient Corp.	585	7,002
		37,814
Containers & Packaging – 0.2%
Amcor, Ltd.	1,942	21,358
Avery Dennison Corp.†	257	18,532
Ball Corp.†	210	14,971
International Paper Co.†	306	12,558
Owens-Illinois, Inc.*	625	9,975
Rexam PLC	3,310	30,135
Sealed Air Corp.	268	12,867
WestRock Co.†	73	2,849
		123,245
Distributors – 0%
Genuine Parts Co.	152	15,103
Diversified Consumer Services – 0%
H&R Block, Inc.	37	978
Diversified Financial Services – 0.3%
ASX, Ltd.	411	13,050
Berkshire Hathaway, Inc. - Class B*,†	119	16,884
CME Group, Inc.	114	10,950
Deutsche Boerse AG	73	6,228
Groupe Bruxelles Lambert SA	114	9,404
Hong Kong Exchanges & Clearing, Ltd.	200	4,816
Intercontinental Exchange, Inc.†	46	10,816
Investment AB Kinnevik - Class B	188	5,335
Investor AB - Class B	195	6,906
Japan Exchange Group, Inc.	600	9,192
Leucadia National Corp.†	481	7,778
London Stock Exchange Group PLC	229	9,273
McGraw Hill Financial, Inc.	111	10,987
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,900	8,341
Moody's Corp.	102	9,849
Nasdaq, Inc.	231	15,334
Onex Corp.	178	10,851
ORIX Corp.	700	9,987
		175,981
Diversified Telecommunication Services – 1.9%
AT&T, Inc.†	2,868	112,340
BCE, Inc.	917	41,797
BT Group PLC	4,073	25,764
CenturyLink, Inc.†	1,842	58,870
Deutsche Telekom AG	1,561	28,015
Elisa Oyj	851	33,083
Frontier Communications Corp.†	8,146	45,536
Iliad SA	71	18,268
Inmarsat PLC	2,100	29,689
Koninklijke KPN NV	3,896	16,325
Level 3 Communications, Inc.*,†	841	44,447
Nippon Telegraph & Telephone Corp.	1,300	56,006
Orange SA	1,201	21,035
Proximus	714	24,398
Singapore Telecommunications, Ltd.	20,500	58,115
Spark New Zealand, Ltd.	27,043	68,206
Swisscom AG	61	33,159
Telecom Italia SpA*	15,678	16,909

Shares or Principal Amounts		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Telecom Italia SpA (RSP)	16,825	$14,739
Telefonica SA	1,854	20,781
Telenor ASA	1,244	20,142
TeliaSonera AB	5,451	28,326
Telstra Corp., Ltd.	15,946	65,138
TELUS Corp.	1,127	36,693
Verizon Communications, Inc.†	2,249	121,626
		1,039,407
Electric Utilities – 0.9%
American Electric Power Co., Inc.†	295	19,588
Chubu Electric Power Co., Inc.	900	12,569
Chugoku Electric Power Co., Inc.	1,100	14,858
CLP Holdings, Ltd.	3,000	27,130
Duke Energy Corp.†	218	17,588
Edison International	235	16,894
EDP - Energias de Portugal SA	3,934	13,991
Electricite de France SA	785	8,809
Endesa SA	976	18,732
Enel SpA	3,306	14,661
Entergy Corp.	204	16,173
Eversource Energy	316	18,435
Exelon Corp.	420	15,061
FirstEnergy Corp.	433	15,575
Fortis, Inc.	673	21,098
Fortum Oyj	855	12,947
Iberdrola SA	1,236	8,242
Kansai Electric Power Co., Inc.*	1,000	8,857
Kyushu Electric Power Co., Inc.*	1,000	9,517
NextEra Energy, Inc.†	158	18,698
Pinnacle West Capital Corp.†	239	17,942
PPL Corp.†	533	20,291
Red Electrica Corp. SA	212	18,403
Southern Co.†	419	21,675
SSE PLC	959	20,547
Terna Rete Elettrica Nazionale SpA	4,278	24,408
Tohoku Electric Power Co., Inc.	1,100	14,194
Tokyo Electric Power Co. Holdings, Inc.*	1,600	8,801
Xcel Energy, Inc.†	479	20,032
		475,716
Electrical Equipment – 0.2%
ABB, Ltd.*	409	7,974
AMETEK, Inc.	274	13,695
Eaton Corp. PLC	208	13,012
Emerson Electric Co.	279	15,172
Legrand SA	118	6,611
Mitsubishi Electric Corp.	2,000	20,963
Nidec Corp.	200	13,687
OSRAM Licht AG	83	4,278
Rockwell Automation, Inc.	93	10,579
Schneider Electric SE	107	6,761
Vestas Wind Systems A/S	92	6,492
		119,224
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. - Class A†	375	21,683
Corning, Inc.	726	15,166
FLIR Systems, Inc.	507	16,706
Hexagon AB - Class B	500	19,470
Hitachi, Ltd.	4,000	18,719
Kyocera Corp.	400	17,620
Murata Manufacturing Co., Ltd.	100	12,059
Omron Corp.	600	17,862
TE Connectivity, Ltd. (U.S. Shares)†	723	44,768
Yokogawa Electric Corp.	1,600	16,536
		200,589
Energy Equipment & Services – 0.3%
Amec Foster Wheeler PLC	938	6,061
Baker Hughes, Inc.	203	8,897
Cameron International Corp.*,†	267	17,902
Core Laboratories NV	88	9,892
Diamond Offshore Drilling, Inc.	454	9,865
Ensco PLC - Class A†	1,014	10,515
FMC Technologies, Inc.*	445	12,175
Halliburton Co.†	367	13,109
Helmerich & Payne, Inc.	218	12,801

Shares or Principal Amounts		Value
Common Stocks – (continued)
Energy Equipment & Services – (continued)
National Oilwell Varco, Inc.	314	$9,765
Petrofac, Ltd.	850	11,242
Saipem SpA*	885	355
Schlumberger, Ltd. (U.S. Shares)†	253	18,659
Technip SA	234	12,968
Tenaris SA	1,071	13,342
Transocean, Ltd.	541	4,745
Transocean, Ltd. (U.S. Shares)	562	5,137
Weatherford International PLC*	680	5,290
		182,720
Food & Staples Retailing – 1.0%
Aeon Co., Ltd.	2,500	36,124
Alimentation Couche-Tard, Inc. - Class B	378	16,825
Carrefour SA	490	13,480
Casino Guichard Perrachon SA	218	12,495
Colruyt SA	446	25,980
Costco Wholesale Corp.†	227	35,771
CVS Health Corp.†	282	29,252
Distribuidora Internacional de Alimentacion SA*	1,757	9,127
George Weston, Ltd.	257	23,012
J Sainsbury PLC	3,991	15,835
Koninklijke Ahold NV	764	17,184
Kroger Co.†	678	25,934
Loblaw Cos., Ltd.	388	21,728
Metro, Inc.	736	25,538
Seven & I Holdings Co., Ltd.	900	38,326
Sysco Corp.†	861	40,235
Tesco PLC*	5,680	15,644
Walgreens Boots Alliance, Inc.†	272	22,913
Wal-Mart Stores, Inc.†	464	31,779
Wesfarmers, Ltd.	1,428	45,364
Whole Foods Market, Inc.†	453	14,093
Woolworths, Ltd.	1,716	29,065
		545,704
Food Products – 1.0%
Archer-Daniels-Midland Co.†	522	18,954
Aryzta AG*	288	11,934
Associated British Foods PLC	330	15,870
Campbell Soup Co.†	613	39,103
ConAgra Foods, Inc.†	599	26,727
Danone SA	279	19,842
General Mills, Inc.†	568	35,983
Hershey Co.†	345	31,771
Hormel Foods Corp.†	936	40,473
JM Smucker Co.†	262	34,018
Kellogg Co.†	518	39,653
Kraft Heinz Co.†	357	28,046
McCormick & Co., Inc.†	454	45,164
Mead Johnson Nutrition Co.†	231	19,628
Mondelez International, Inc. - Class A†	659	26,439
Nestle SA	355	26,536
Orkla ASA	2,541	23,030
Saputo, Inc.	775	24,851
Tate & Lyle PLC	2,169	18,003
Tyson Foods, Inc. - Class A†	502	33,463
		559,488
Gas Utilities – 0.2%
AGL Resources, Inc.†	298	19,412
APA Group	2,222	15,003
Enagas SA	636	19,113
Gas Natural SDG SA	701	14,172
Hong Kong & China Gas Co., Ltd.	11,000	20,562
Snam SpA	3,478	21,783
		110,045
Health Care Equipment & Supplies – 0.9%
Abbott Laboratories†	380	15,895
Baxter International, Inc.†	463	19,020
Becton Dickinson and Co.†	156	23,684
Boston Scientific Corp.*	797	14,992
Cochlear, Ltd.	349	27,363
Coloplast A/S - Class B	314	23,798
CR Bard, Inc.†	95	19,254
DENTSPLY SIRONA, Inc.†	348	21,447
Edwards Lifesciences Corp.*	162	14,290

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Essilor International SA	176	$21,735
Hoya Corp.	500	19,022
Intuitive Surgical, Inc.*,†	31	18,633
Medtronic PLC†	660	49,500
Olympus Corp.	700	27,215
Smith & Nephew PLC	1,312	21,629
Sonova Holding AG	234	29,895
St Jude Medical, Inc.†	235	12,925
Stryker Corp.†	191	20,492
Sysmex Corp.	400	25,024
Varian Medical Systems, Inc.*,†	167	13,363
William Demant Holding A/S*	312	31,381
Zimmer Biomet Holdings, Inc.	143	15,248
		485,805
Health Care Providers & Services – 0.6%
Aetna, Inc.	117	13,145
AmerisourceBergen Corp.†	157	13,588
Anthem, Inc.	97	13,482
Cardinal Health, Inc.†	211	17,291
Cigna Corp.	90	12,352
DaVita HealthCare Partners, Inc.*,†	302	22,161
Express Scripts Holding Co.*	154	10,578
Fresenius Medical Care AG & Co. KGaA	276	24,442
Fresenius SE & Co. KGaA	364	26,591
HCA Holdings, Inc.*,†	175	13,659
Henry Schein, Inc.*,†	137	23,650
Humana, Inc.†	90	16,466
Laboratory Corp. of America Holdings*,†	143	16,750
McKesson Corp.†	83	13,052
Patterson Cos., Inc.†	422	19,636
Quest Diagnostics, Inc.	200	14,290
Ramsay Health Care, Ltd.	544	25,582
Sonic Healthcare, Ltd.	1,425	20,510
Tenet Healthcare Corp.*	187	5,410
UnitedHealth Group, Inc.†	142	18,304
Universal Health Services, Inc. - Class B	101	12,597
		353,536
Health Care Technology – 0%
Cerner Corp.*,†	196	10,380
Hotels, Restaurants & Leisure – 0.4%
Accor SA	165	6,991
Carnival Corp. (U.S. Shares)	212	11,187
Chipotle Mexican Grill, Inc.*	15	7,065
Compass Group PLC	782	13,790
Crown Resorts, Ltd.	1,040	9,931
Darden Restaurants, Inc.	136	9,017
Galaxy Entertainment Group, Ltd.	1,000	3,751
InterContinental Hotels Group PLC	192	7,916
Marriott International, Inc. - Class A	137	9,752
McDonald's Corp.	128	16,087
Oriental Land Co., Ltd.	200	14,165
Restaurant Brands International, Inc.	222	8,623
Royal Caribbean Cruises, Ltd. (U.S. Shares)	93	7,640
Sands China, Ltd.	1,600	6,518
Sodexo SA	125	13,473
Starbucks Corp.	177	10,567
Starwood Hotels & Resorts Worldwide, Inc.	92	7,676
Tatts Group, Ltd.	3,299	9,557
Whitbread PLC	157	8,928
Wyndham Worldwide Corp.	127	9,707
Wynn Resorts, Ltd.	53	4,952
Yum! Brands, Inc.	111	9,085
		206,378
Household Durables – 0.3%
Casio Computer Co., Ltd.	500	10,091
DR Horton, Inc.	272	8,223
Electrolux AB - Series B	283	7,449
Garmin, Ltd.	384	15,345
Harman International Industries, Inc.	50	4,452
Iida Group Holdings Co., Ltd.	400	7,802
Leggett & Platt, Inc.†	212	10,261
Lennar Corp. - Class A	180	8,705
Mohawk Industries, Inc.*	46	8,781
Newell Rubbermaid, Inc.	290	12,844

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Durables – (continued)
Nikon Corp.	800	$12,242
Panasonic Corp.	900	8,266
PulteGroup, Inc.	413	7,727
Sekisui House, Ltd.	800	13,504
Sony Corp.	300	7,713
Whirlpool Corp.	54	9,738
		153,143
Household Products – 0.4%
Clorox Co.†	337	42,482
Colgate-Palmolive Co.†	550	38,857
Henkel AG & Co. KGaA	148	14,543
Kimberly-Clark Corp.†	299	40,218
Procter & Gamble Co.†	483	39,756
Reckitt Benckiser Group PLC	217	20,971
Svenska Cellulosa AB SCA - Class B	700	21,884
Unicharm Corp.	1,200	26,116
		244,827
Independent Power and Renewable Electricity Producers – 0%
AES Corp.	838	9,888
NRG Energy, Inc.	358	4,658
		14,546
Industrial Conglomerates – 0.2%
3M Co.†	109	18,163
CK Hutchison Holdings, Ltd.	1,000	12,982
Danaher Corp.†	190	18,023
General Electric Co.†	718	22,825
Koninklijke Philips NV	196	5,583
Roper Industries, Inc.†	90	16,449
Siemens AG	87	9,220
Smiths Group PLC	559	8,637
Toshiba Corp.*	3,000	5,838
		117,720
Information Technology Services – 0.8%
Accenture PLC - Class A (U.S. Shares)†	560	64,624
Alliance Data Systems Corp.*,†	61	13,420
Amadeus IT Holding SA - Class A	436	18,696
Atos SE	240	19,545
Automatic Data Processing, Inc.†	298	26,734
Cap Gemini SA	168	15,784
CGI Group, Inc. - Class A*	495	23,660
Cognizant Technology Solutions Corp. - Class A*	240	15,048
Computer Sciences Corp.†	226	7,772
Computershare, Ltd.	2,416	18,109
CSRA, Inc.	226	6,079
Fidelity National Information Services, Inc.†	327	20,702
Fiserv, Inc.*,†	236	24,209
International Business Machines Corp.†	150	22,718
MasterCard, Inc. - Class A†	208	19,656
Paychex, Inc.†	545	29,435
PayPal Holdings, Inc.*	314	12,120
Teradata Corp.*	350	9,184
Total System Services, Inc.†	500	23,790
Visa, Inc. - Class A†	262	20,038
Western Union Co.†	936	18,055
Xerox Corp.	1,352	15,088
		444,466
Insurance – 1.0%
Admiral Group PLC	350	9,967
Aegon NV	1,067	5,868
Aflac, Inc.	218	13,765
Ageas	227	9,005
AIA Group, Ltd.	1,400	7,932
Allianz SE	47	7,644
Allstate Corp.	200	13,474
American International Group, Inc.	178	9,621
AMP, Ltd.	1,599	7,096
Aon PLC†	199	20,786
Assicurazioni Generali SpA	322	4,773
Assurant, Inc.	156	12,035
Aviva PLC	873	5,718
AXA SA	259	6,097
Baloise Holding AG	78	9,916
Chubb, Ltd.†	275	32,766
Cincinnati Financial Corp.	262	17,124

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Dai-ichi Life Insurance Co., Ltd.	300	$3,632
Fairfax Financial Holdings, Ltd.	14	7,838
Genworth Financial, Inc. - Class A*	708	1,933
Great-West Lifeco, Inc.	353	9,715
Hannover Rueck SE	78	9,087
Hartford Financial Services Group, Inc.	195	8,986
Insurance Australia Group, Ltd.	2,562	10,956
Intact Financial Corp.	152	10,643
Legal & General Group PLC	2,220	7,498
Lincoln National Corp.	173	6,782
Loews Corp.	337	12,894
Manulife Financial Corp.	453	6,412
Marsh & McLennan Cos., Inc.	237	14,407
MetLife, Inc.	192	8,436
MS&AD Insurance Group Holdings, Inc.	300	8,360
Muenchener Rueckversicherungs AG	54	10,982
Old Mutual PLC	2,321	6,436
Power Corp. of Canada	340	7,844
Power Financial Corp.	356	8,901
Principal Financial Group, Inc.	192	7,574
Progressive Corp.†	448	15,743
Prudential Financial, Inc.	117	8,450
Prudential PLC	299	5,586
QBE Insurance Group, Ltd.	810	6,773
RSA Insurance Group PLC	808	5,519
Sampo Oyj - Class A	174	8,263
SCOR SE	206	7,312
Sompo Japan Nipponkoa Holdings, Inc.	200	5,666
Standard Life PLC	1,216	6,218
Sun Life Financial, Inc.	259	8,357
Suncorp Group, Ltd.	1,060	9,676
Swiss Life Holding AG*	39	10,375
Swiss Re AG	109	10,081
T&D Holdings, Inc.	500	4,663
Tokio Marine Holdings, Inc.	200	6,754
Torchmark Corp.†	219	11,861
Travelers Cos., Inc.	146	17,040
Unum Group	296	9,152
Willis Towers Watson PLC	65	7,713
XL Group PLC†	562	20,682
Zurich Insurance Group AG*	32	7,434
		556,221
Internet & Catalog Retail – 0.1%
Amazon.com, Inc.*	12	7,124
Expedia, Inc.	54	5,822
Netflix, Inc.*	66	6,747
Priceline Group, Inc.*	7	9,023
Rakuten, Inc.	500	4,823
TripAdvisor, Inc.*	80	5,320
		38,859
Internet Software & Services – 0.3%
Akamai Technologies, Inc.*	202	11,225
Alphabet, Inc. - Class A*,†	29	22,124
Alphabet, Inc. - Class C†	31	23,093
eBay, Inc.*,†	618	14,745
Facebook, Inc. - Class A*	125	14,263
VeriSign, Inc.*,†	267	23,640
Yahoo! Japan Corp.	4,100	17,452
Yahoo!, Inc.*	390	14,356
		140,898
Leisure Products – 0%
Hasbro, Inc.	146	11,695
Mattel, Inc.	425	14,289
		25,984
Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.†	337	13,429
PerkinElmer, Inc.†	315	15,580
QIAGEN NV*	756	16,841
Thermo Fisher Scientific, Inc.†	138	19,539
Waters Corp.*	115	15,171
		80,560
Machinery – 0.7%
Alfa Laval AB	466	7,632
Alstom SA*	113	2,888

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
ANDRITZ AG	138	$7,576
Atlas Copco AB - Class A	267	6,722
Atlas Copco AB - Class B	217	5,118
Caterpillar, Inc.	172	13,165
CNH Industrial NV	693	4,711
Cummins, Inc.	109	11,983
Deere & Co.†	159	12,241
Dover Corp.†	201	12,930
FANUC Corp.	100	15,538
Flowserve Corp.	232	10,303
GEA Group AG	174	8,512
Illinois Tool Works, Inc.†	196	20,078
IMI PLC	512	7,003
Ingersoll-Rand PLC	207	12,836
Joy Global, Inc.	292	4,692
JTEKT Corp.	600	7,785
Komatsu, Ltd.	700	11,919
Kone Oyj - Class B	212	10,217
MAN SE	217	23,483
Metso Oyj	290	6,919
Mitsubishi Heavy Industries, Ltd.	3,000	11,146
PACCAR, Inc.	214	11,704
Parker Hannifin Corp.	111	12,330
Pentair PLC†	334	18,123
Sandvik AB	632	6,542
Schindler Holding AG (PC)	60	11,067
SKF AB - Class B	422	7,624
Snap-on, Inc.†	95	14,914
Stanley Black & Decker, Inc.†	145	15,255
Volvo AB - Class B	597	6,555
Wartsila Oyj Abp	186	8,416
Weir Group PLC	272	4,328
Xylem, Inc.†	331	13,538
		365,793
Marine – 0%
AP Moeller - Maersk A/S - Class A	5	6,385
Kuehne + Nagel International AG	85	12,089
		18,474
Media – 0.6%
Altice NV - Class A*	99	1,764
Altice NV - Class B*	33	595
Cablevision Systems Corp. - Class A	172	5,676
CBS Corp. - Class B	156	8,594
Comcast Corp. - Class A	192	11,727
Dentsu, Inc.	100	5,021
Discovery Communications, Inc. - Class A*	242	6,928
Discovery Communications, Inc. - Class C*	256	6,912
Eutelsat Communications SA	416	13,436
Hakuhodo DY Holdings, Inc.	1,000	11,330
Interpublic Group of Cos., Inc.	504	11,567
ITV PLC	2,020	6,997
Kabel Deutschland Holding AG	105	11,767
Lagardere SCA	331	8,793
Liberty Global PLC - Class A*	155	5,968
Liberty Global PLC - Class C*	191	7,174
News Corp. - Class A†	630	8,045
Numericable-SFR SA	86	3,619
Omnicom Group, Inc.	191	15,897
Pearson PLC	507	6,370
Publicis Groupe SA	109	7,653
RELX NV	727	12,692
RELX PLC	727	13,509
Scripps Networks Interactive, Inc. - Class A	159	10,415
SES SA (FDR)	365	10,687
Shaw Communications, Inc. - Class B	702	13,563
Singapore Press Holdings, Ltd.	9,700	28,794
Sky PLC	595	8,749
TEGNA, Inc.	281	6,592
Time Warner Cable, Inc.	49	10,026
Time Warner, Inc.	129	9,359
Twenty-First Century Fox, Inc. - Class A	327	9,117
Viacom, Inc. - Class B	154	6,357
Vivendi SA	348	7,317
Walt Disney Co.	107	10,626

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
Wolters Kluwer NV	356	$14,208
WPP PLC	513	11,986
		349,830
Metals & Mining – 0.5%
Agnico Eagle Mines, Ltd.	286	10,349
Alcoa, Inc.	1,096	10,500
Anglo American PLC	733	5,811
ArcelorMittal	1,019	4,608
Barrick Gold Corp.	800	10,867
BHP Billiton PLC	1,025	11,522
BHP Billiton, Ltd.	921	11,901
Boliden AB	694	11,109
First Quantum Minerals, Ltd.	666	3,508
Franco-Nevada Corp.	226	13,881
Freeport-McMoRan, Inc.	546	5,646
Glencore PLC	3,047	6,883
Goldcorp, Inc.	514	8,340
Iluka Resources, Ltd.	2,444	12,287
JFE Holdings, Inc.	900	12,125
Newcrest Mining, Ltd.*	1,315	17,093
Newmont Mining Corp.	416	11,057
Nippon Steel & Sumitomo Metal Corp.	900	17,291
Norsk Hydro ASA	3,230	13,307
Nucor Corp.†	282	13,339
Randgold Resources, Ltd.	179	16,374
Rio Tinto PLC	342	9,604
Rio Tinto, Ltd.	321	10,502
Silver Wheaton Corp.	592	9,824
South32, Ltd.*	10,477	11,763
ThyssenKrupp AG	465	9,660
		279,151
Multiline Retail – 0.1%
Canadian Tire Corp., Ltd. - Class A	107	11,139
Dollar General Corp.	126	10,786
Dollar Tree, Inc.*,†	120	9,895
Kohl's Corp.	148	6,898
Macy's, Inc.	132	5,820
Marks & Spencer Group PLC	1,187	6,924
Marui Group Co., Ltd.	600	8,600
Next PLC	99	7,677
Target Corp.	144	11,848
		79,587
Multi-Utilities – 0.7%
AGL Energy, Ltd.	1,259	17,754
Ameren Corp.†	366	18,337
Canadian Utilities, Ltd. - Class A	694	19,426
CenterPoint Energy, Inc.†	725	15,167
Centrica PLC	4,215	13,782
CMS Energy Corp.†	414	17,570
Consolidated Edison, Inc.†	271	20,764
Dominion Resources, Inc.†	237	17,803
DTE Energy Co.†	180	16,319
E.ON SE	1,312	12,595
Engie SA	885	13,734
National Grid PLC	1,946	27,587
NiSource, Inc.	600	14,136
PG&E Corp.†	276	16,483
Public Service Enterprise Group, Inc.†	379	17,866
RWE AG	656	8,489
SCANA Corp.†	265	18,590
Sempra Energy†	153	15,920
Suez Environment Co.	632	11,591
TECO Energy, Inc.†	561	15,444
Veolia Environnement SA	658	15,848
WEC Energy Group, Inc.†	301	18,081
		363,286
Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp.†	229	10,665
Apache Corp.†	308	15,033
ARC Resources, Ltd.	786	11,434
BP PLC	2,923	14,697
Cabot Oil & Gas Corp.†	620	14,080
California Resources Corp.	27	28
Canadian Natural Resources, Ltd.	451	12,201

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Cenovus Energy, Inc.	779	$10,138
Chesapeake Energy Corp.	661	2,723
Chevron Corp.†	265	25,281
Cimarex Energy Co.†	139	13,521
Columbia Pipeline Group, Inc.†	703	17,645
ConocoPhillips†	386	15,544
CONSOL Energy, Inc.	397	4,482
Crescent Point Energy Corp.	593	8,210
Devon Energy Corp.†	319	8,753
Enbridge, Inc.	354	13,783
Encana Corp.	1,024	6,245
Eni SpA	762	11,530
EOG Resources, Inc.	205	14,879
EQT Corp.†	236	15,873
Exxon Mobil Corp.†	336	28,086
Galp Energia SGPS SA	928	11,666
Hess Corp.†	280	14,742
Husky Energy, Inc.	750	9,339
Imperial Oil, Ltd.	391	13,064
Inpex Corp.	2,000	15,169
Inter Pipeline, Ltd.	827	17,035
JX Holdings, Inc.	4,800	18,504
Kinder Morgan, Inc.†	626	11,180
Lundin Petroleum AB*	1,001	16,961
Marathon Oil Corp.†	703	7,831
Marathon Petroleum Corp.†	286	10,633
Murphy Oil Corp.†	480	12,091
Newfield Exploration Co.*	368	12,236
Noble Energy, Inc.†	384	12,061
Occidental Petroleum Corp.†	293	20,050
OMV AG	497	13,980
ONEOK, Inc.	305	9,107
Origin Energy, Ltd.	1,724	6,725
Pembina Pipeline Corp.	616	16,655
Phillips 66†	242	20,955
Pioneer Natural Resources Co.	108	15,200
Range Resources Corp.	264	8,548
Repsol SA	979	11,049
Royal Dutch Shell PLC - Class A	701	16,952
Royal Dutch Shell PLC - Class B	737	17,992
Santos, Ltd.	2,255	6,965
Southwestern Energy Co.*,†	630	5,084
Spectra Energy Corp.†	671	20,533
Statoil ASA	873	13,755
Suncor Energy, Inc.	795	22,143
Tesoro Corp.†	145	12,471
Total SA	358	16,316
Tourmaline Oil Corp.*	476	10,080
TransCanada Corp.	482	18,952
Tullow Oil PLC*	1,685	4,764
Valero Energy Corp.†	246	15,778
Vermilion Energy, Inc.	317	9,279
Williams Cos., Inc.†	216	3,471
Woodside Petroleum, Ltd.	789	15,698
		789,845
Paper & Forest Products – 0%
Stora Enso Oyj - Class R	1,465	13,109
UPM-Kymmene Oyj	684	12,389
		25,498
Personal Products – 0.3%
Beiersdorf AG	205	18,504
Estee Lauder Cos., Inc. - Class A†	272	25,652
Kao Corp.	800	42,677
L'Oreal SA	89	15,943
Shiseido Co., Ltd.	1,100	24,555
Unilever NV	291	13,039
Unilever PLC	449	20,326
		160,696
Pharmaceuticals – 1.0%
Allergan PLC*	49	13,133
Astellas Pharma, Inc.	1,600	21,278
AstraZeneca PLC	420	23,537
Bayer AG	148	17,394
Bristol-Myers Squibb Co.†	256	16,353

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Chugai Pharmaceutical Co., Ltd.	600	$18,582
Daiichi Sankyo Co., Ltd.	1,100	24,462
Eisai Co., Ltd.	300	18,049
Eli Lilly & Co.†	206	14,834
Endo International PLC*,†	354	9,965
GlaxoSmithKline PLC	1,357	27,515
Jazz Pharmaceuticals PLC*,†	87	11,358
Johnson & Johnson†	274	29,647
Mallinckrodt PLC*	85	5,209
Merck & Co., Inc.†	365	19,312
Merck KGaA	239	19,934
Mylan NV*	147	6,813
Novartis AG	321	23,277
Novo Nordisk A/S - Class B	396	21,484
Otsuka Holdings Co., Ltd.	600	21,797
Perrigo Co. PLC†	138	17,654
Pfizer, Inc.†	672	19,918
Roche Holding AG	111	27,334
Sanofi	219	17,655
Shionogi & Co., Ltd.	400	18,829
Shire PLC	257	14,611
Takeda Pharmaceutical Co., Ltd.	600	27,385
UCB SA	202	15,453
Zoetis, Inc.†	232	10,285
		533,057
Professional Services – 0.2%
Adecco SA	92	5,996
Bureau Veritas SA	383	8,530
Capita PLC	504	7,541
Dun & Bradstreet Corp.	113	11,648
Equifax, Inc.†	156	17,829
Experian PLC	410	7,330
Intertek Group PLC	269	12,234
Nielsen Holdings PLC	312	16,430
Randstad Holding NV	106	5,874
Robert Half International, Inc.	233	10,853
SGS SA	6	12,684
		116,949
Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.	127	13,001
Apartment Investment & Management Co. - Class A	139	5,813
Ascendas Real Estate Investment Trust	6,432	11,408
AvalonBay Communities, Inc.	71	13,504
Boston Properties, Inc.	97	12,327
British Land Co. PLC	700	7,041
CapitaLand Mall Trust	9,100	14,114
Care Capital Properties, Inc.	46	1,235
Crown Castle International Corp.	156	13,494
Dexus Property Group	2,122	12,913
Equinix, Inc.	33	10,913
Equity Residential	138	10,354
Essex Property Trust, Inc.	54	12,628
Four Corners Property Trust, Inc.	61	1,095
General Growth Properties, Inc.	352	10,465
Goodman Group	2,520	12,882
GPT Group	3,919	15,018
Hammerson PLC	937	7,784
HCP, Inc.	316	10,295
Host Hotels & Resorts, Inc.	528	8,818
Intu Properties PLC	1,745	7,843
Iron Mountain, Inc.	251	8,511
Japan Retail Fund Investment Corp.	7	16,808
Kimco Realty Corp.†	440	12,663
Klepierre	158	7,568
Land Securities Group PLC	468	7,399
Link REIT	1,000	5,930
Macerich Co.	115	9,113
Mirvac Group	8,555	12,687
Prologis, Inc.	341	15,065
Public Storage	65	17,929
Realty Income Corp.	273	17,065
RioCan Real Estate Investment Trust	462	9,463
Scentre Group	4,298	14,625
Segro PLC	1,302	7,671

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Simon Property Group, Inc.	67	$13,915
SL Green Realty Corp.	108	10,463
Stockland	4,166	13,633
Unibail-Rodamco SE	24	6,602
Ventas, Inc.	184	11,585
Vicinity Centres	5,532	13,525
Vornado Realty Trust	126	11,898
Welltower, Inc.	176	12,204
Westfield Corp.	1,454	11,132
Weyerhaeuser Co.	932	28,873
		509,272
Real Estate Management & Development – 0.2%
Brookfield Asset Management, Inc. - Class A	238	8,279
CapitaLand, Ltd.	4,900	11,164
CBRE Group, Inc. - Class A*	277	7,983
Cheung Kong Property Holdings, Ltd.	1,000	6,439
Daiwa House Industry Co., Ltd.	400	11,254
Global Logistic Properties, Ltd.	7,000	10,000
LendLease Group	846	8,993
New World Development Co., Ltd.	9,000	8,574
Swiss Prime Site AG*	122	10,763
Tokyu Fudosan Holdings Corp.	1,200	8,147
Vonovia SE	296	10,650
		102,246
Road & Rail – 0.3%
Asciano, Ltd.	2,133	14,647
Aurizon Holdings, Ltd.	3,186	9,669
Canadian National Railway Co.	168	10,500
Canadian Pacific Railway, Ltd.	54	7,175
CSX Corp.	390	10,043
DSV A/S	259	10,784
East Japan Railway Co.	200	17,263
JB Hunt Transport Services, Inc.	184	15,500
Kansas City Southern	141	12,048
MTR Corp., Ltd.	3,500	17,326
Nagoya Railroad Co., Ltd.	5,000	23,372
Norfolk Southern Corp.†	154	12,821
Ryder System, Inc.	137	8,875
Union Pacific Corp.	147	11,694
		181,717
Semiconductor & Semiconductor Equipment – 0.6%
Analog Devices, Inc.	214	12,667
Applied Materials, Inc.	836	17,706
ARM Holdings PLC	1,192	17,357
ASML Holding NV	191	19,401
Broadcom, Ltd.	180	27,810
First Solar, Inc.*	220	15,063
Infineon Technologies AG	1,305	18,566
Intel Corp.†	606	19,604
KLA-Tencor Corp.†	282	20,532
Lam Research Corp.†	178	14,703
Linear Technology Corp.†	395	17,601
Microchip Technology, Inc.†	320	15,424
Micron Technology, Inc.*	483	5,057
NVIDIA Corp.†	600	21,378
Qorvo, Inc.*	118	5,948
Skyworks Solutions, Inc.	94	7,323
STMicroelectronics NV	1,740	9,656
Texas Instruments, Inc.†	332	19,063
Tokyo Electron, Ltd.	300	19,557
Xilinx, Inc.	342	16,221
		320,637
Software – 0.6%
Adobe Systems, Inc.*,†	196	18,385
Autodesk, Inc.*	248	14,461
CA, Inc.†	622	19,151
Citrix Systems, Inc.*,†	228	17,916
Dassault Systemes	292	23,165
Electronic Arts, Inc.*	180	11,900
Gemalto NV	190	14,044
Intuit, Inc.†	179	18,618
Microsoft Corp.†	473	26,124
Nintendo Co., Ltd.	100	14,218
Open Text Corp.	468	24,247

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Oracle Corp.†	493	$20,169
Red Hat, Inc.*,†	187	13,933
Sage Group PLC	2,730	24,659
Salesforce.com, Inc.*	157	11,591
SAP SE	349	28,231
Symantec Corp.†	683	12,554
		313,366
Specialty Retail – 0.4%
Advance Auto Parts, Inc.	52	8,338
AutoNation, Inc.*	178	8,309
AutoZone, Inc.*	20	15,934
Bed Bath & Beyond, Inc.	189	9,382
Best Buy Co., Inc.	212	6,877
CarMax, Inc.*	175	8,943
GameStop Corp. - Class A	145	4,601
Gap, Inc.	272	7,997
Hennes & Mauritz AB - Class B	367	12,242
Home Depot, Inc.	112	14,944
Industria de Diseno Textil SA	270	9,082
Kingfisher PLC	1,750	9,466
L Brands, Inc.	122	10,713
Lowe's Cos., Inc.	161	12,196
Ross Stores, Inc.	192	11,117
Staples, Inc.	459	5,063
Tiffany & Co.	94	6,898
TJX Cos., Inc.	170	13,320
Tractor Supply Co.	93	8,413
Urban Outfitters, Inc.*	210	6,949
USS Co., Ltd.	500	7,989
Yamada Denki Co., Ltd.	3,700	17,492
		216,265
Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	157	17,111
BlackBerry, Ltd.*	1,825	14,812
Canon, Inc.	900	26,833
EMC Corp.†	750	19,988
FUJIFILM Holdings Corp.	700	27,688
Hewlett Packard Enterprise Co.	516	9,149
HP, Inc.	516	6,357
Konica Minolta, Inc.	1,400	11,894
NEC Corp.	7,000	17,604
NetApp, Inc.	449	12,253
Ricoh Co., Ltd.	2,300	23,423
SanDisk Corp.	170	12,934
Seagate Technology PLC	271	9,336
Western Digital Corp.	174	8,220
		217,602
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	122	14,296
Burberry Group PLC	442	8,664
Christian Dior SE	45	8,161
Cie Financiere Richemont SA	121	8,000
Coach, Inc.	213	8,539
Fossil Group, Inc.*	92	4,087
Gildan Activewear, Inc.	288	8,782
Hanesbrands, Inc.	252	7,142
Hermes International	30	10,562
Kering	52	9,294
Li & Fung, Ltd.	10,000	5,917
Lululemon Athletica, Inc.*	102	6,906
Luxottica Group SpA	122	6,732
LVMH Moet Hennessy Louis Vuitton SE	47	8,047
Michael Kors Holdings, Ltd.*	298	16,974
NIKE, Inc. - Class B	242	14,876
Pandora A/S	58	7,596
Ralph Lauren Corp.	70	6,738
Swatch Group AG	23	7,971
Under Armour, Inc. - Class A	74	6,277
VF Corp.	151	9,779
		185,340
Tobacco – 0.4%
Altria Group, Inc.†	533	33,398
British American Tobacco PLC	385	22,612
Imperial Brands PLC	327	18,140

Shares or Principal Amounts		Value
Common Stocks – (continued)
Tobacco – (continued)
Japan Tobacco, Inc.	900	$37,510
Philip Morris International, Inc.†	406	39,833
Reynolds American, Inc.†	736	37,028
Swedish Match AB	750	25,471
		213,992
Trading Companies & Distributors – 0.3%
Brenntag AG	117	6,682
Bunzl PLC	309	8,977
Fastenal Co.†	391	19,159
Finning International, Inc.	387	5,683
ITOCHU Corp.	1,000	12,317
Marubeni Corp.	4,000	20,261
Mitsubishi Corp.	700	11,856
Mitsui & Co., Ltd.	1,400	16,111
Sumitomo Corp.	1,400	13,915
United Rentals, Inc.*	124	7,712
Wolseley PLC	167	9,446
WW Grainger, Inc.	69	16,107
		148,226
Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	482	7,924
Atlantia SpA	297	8,235
Groupe Eurotunnel SE	580	6,500
Sydney Airport	4,255	21,816
Transurban Group	2,157	18,763
		63,238
Water Utilities – 0.1%
Severn Trent PLC	656	20,470
United Utilities Group PLC	1,584	20,995
		41,465
Wireless Telecommunication Services – 0.4%
KDDI Corp.	2,000	53,426
Millicom International Cellular SA (SDR)	407	22,253
NTT DOCOMO, Inc.	2,800	63,512
Rogers Communications, Inc. - Class B	1,174	47,011
SoftBank Group Corp.	900	42,917
Vodafone Group PLC	5,879	18,674
		247,793
Total Common Stocks (cost $16,009,029)		15,407,229
Preferred Stocks – 0%
Automobiles – 0%
Porsche Automobil Holding SE	103	5,307
Volkswagen AG	41	5,217
		10,524
Household Products – 0%
Henkel AG & Co. KGaA	141	15,544
Total Preferred Stocks (cost $34,678)		26,068
Investment Companies – 57.5%
Closed-End Funds – 0.1%
BlackRock Limited Duration Income Trust	5,375	79,442
Exchange-Traded Funds (ETFs) – 26.1%
Deutsche X-trackers Harvest CSI 300 China A-Shares†	30,247	742,564
Energy Select Sector SPDR Fund	11,340	702,173
Financial Select Sector SPDR Fund†	34,091	767,388
Global X MSCI Colombia†	26,769	243,598
Global X MSCI Greece ETF	1,872	14,096
iShares Core S&P 500†	30,400	6,282,160
iShares MSCI Brazil Capped†	31,709	833,947
iShares MSCI Chile Capped†	10,249	378,188
iShares MSCI EAFE†	7,100	405,623
iShares MSCI Emerging Markets	13,984	478,952
iShares MSCI Indonesia	1,471	34,657
iShares MSCI Mexico Capped	8,096	434,755
iShares MSCI Philippines†	622	22,796
iShares MSCI South Korea Capped†	1,678	88,632
iShares MSCI Thailand Capped†	630	42,456
iShares Russell 2000	4,344	480,533
Market Vectors Russia	13,785	225,523
Vanguard FTSE Europe†	22,968	1,114,867
Vanguard FTSE Pacific†	21,408	1,183,220
		14,476,128

Shares or Principal Amounts		Value
Investment Companies – (continued)
Money Markets – 31.3%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	17,347,440	$17,347,440
Total Investment Companies (cost $31,664,101)		31,903,010
Total Investments (total cost $49,778,465) – 89.3%		49,527,776
Cash, Receivables and Other Assets, net of Liabilities – 10.7%		5,917,725
Net Assets – 100%		$55,445,501

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$36,846,816	74.4%
Japan	1,814,302	3.7
Australia	1,325,498	2.7
United Kingdom	1,325,470	2.7
Canada	1,048,963	2.1
France	844,713	1.7
Brazil	833,947	1.7
China	742,564	1.5
Germany	666,220	1.3
Spain	627,288	1.3
Mexico	434,755	0.9
Chile	378,188	0.8
Switzerland	374,873	0.8
Sweden	284,038	0.6
Colombia	243,598	0.5
Russia	225,523	0.4
Netherlands	211,337	0.4
Italy	170,415	0.3
Hong Kong	152,675	0.3
Singapore	151,964	0.3
Denmark	141,675	0.3
Belgium	132,810	0.3
Finland	113,261	0.2
New Zealand	94,664	0.2
South Korea	88,632	0.2
Norway	85,736	0.2
Thailand	42,456	0.1
Indonesia	34,657	0.1
Portugal	27,288	0.0
Austria	26,558	0.0
Philippines	22,796	0.0
Greece	14,096	0.0

Total	$49,527,776	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	4/14/16	898,000	$687,888	$(19,055)
Brazilian Real	4/14/16	410,000	113,716	(2,989)
British Pound	4/14/16	682,500	980,097	(6,361)
Canadian Dollar	4/14/16	1,238,000	953,353	(20,390)
Chilean Peso	4/14/16	64,979,000	96,980	(1,377)
Colombian Peso	4/14/16	89,269,000	29,761	(2,003)
Euro	4/14/16	1,163,000	1,323,559	(32,455)
Hong Kong Dollar	4/14/16	(391,000)	(50,410)	38

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah	4/14/16	606,488,000	$45,714	$407
Japanese Yen	4/14/16	140,698,500	1,250,746	(15,650)
Korean Won	4/14/16	163,276,000	142,790	(7,347)
Malaysian Ringgit	4/14/16	22,000	5,641	(298)
Mexican Peso	4/14/16	(112,000)	(6,478)	169
Philippine Peso	4/14/16	2,606,000	56,595	(847)
Polish Zloty	4/14/16	(23,000)	(6,166)	262
Russian Rouble	4/14/16	4,402,000	65,461	(4,032)
Singapore Dollar	4/14/16	249,000	184,786	(4,786)
South African Rand	4/14/16	(20,000)	(1,353)	51
Swedish Krona	4/14/16	1,337,000	164,820	(5,641)
Thailand Baht	4/12/16	2,438,000	69,307	(160)
Turkish Lira	4/14/16	(36,000)	(12,747)	394
Total			$6,094,060	$(122,070)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	24	6/16	$5,173	$17,064
10-Year Canadian Government Bond	3	6/16	(2,799)	(1,365)
10-Year mini-Japanese Government Bond	21	6/16	(4,112)	(6,345)
10-Year US Treasury Note	34	6/16	(8,234)	13,281
30-Year Euro-Buxl Bond	1	6/16	4,812	(565)
3-Year Australian Treasury Bond	74	6/16	(455)	15,852
BIST National-30 Index	57	4/16	18,256	3,468
CBOE VIX Index	131	4/16	(247,123)	(13,295)
Euro-BTP Italian Government Bond	10	6/16	30,104	2,719
Euro-OAT	6	6/16	14,888	(407)
FTSE 100 Index	6	6/16	3,323	6,387
FTSE Bursa Malaysia KLCI Index	2	4/16	351	76
FTSE/JSE Top 40 Index	4	6/16	(262)	956
H-Shares Index	1	4/16	1,793	1,729
KOSPI 200 Index	1	6/16	2,358	(134)
Long Gilt	3	6/16	(79)	171
Mexican Bolsa Index	7	6/16	5,216	(554)
mini-MSCI Emerging Markets Index	13	6/16	20,215	4,940
MSCI Taiwan Stock Index	10	4/16	3,000	4,400
S&P 500® E-mini	9	6/16	32,333	1,800
SGX Nifty 50 Index	6	4/16	1,206	1,518
SPI 200 Index	5	6/16	(773)	6,993
US Treasury Long Bond	1	6/16	(898)	(63)
US Treasury Ultra Bond	2	6/16	(2,719)	(687)
WIG20 Index	11	6/16	4,854	2,917
WTI Crude	5	5/16	2,750	300
			(116,822)	61,156
Futures Sold:
5-Year US Treasury Note	(33)	6/16	$(2,062)	$(12,633)
CBOE VIX Index	(104)	5/16	159,580	14,863
Euro-Bund	(24)	6/16	(17,853)	5,705
			139,665	7,935
Total			$22,843	$69,091

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Credit Default Swap Index(3)
CDX.NA.HY.24	N/A	5%	6/20/20	267,399	USD	$ 18,202	$ (4,626)	$ (407)
CDX.NA.IG.24	N/A	1	6/20/20	789,000	USD	13,252	(8,713)	71
iTraxx Europe Series 23 Version 1	N/A	1	6/20/20	711,000	EUR	12,245	(1,597)	(189)
iTraxx Europe Crossover Series 23 Version 1	N/A	5	6/20/20	400,584	EUR	38,243	(6,911)	1,331
Total						$ 81,942	$ (21,847)	$ 806

(1) If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2) If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3) For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $397,784, which represents 0.7% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $17,904,134.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	49,290,000	43,280,801	(75,223,361)	17,347,440	$—	$33,103	$17,347,440

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Foreign Government Bonds	$ -	$ 1,856,275	$ -
U.S. Treasury Notes/Bonds	-	335,194	-
Common Stocks	15,407,229	-	-
Preferred Stocks	-	26,068	-
Investment Companies	14,555,570	17,347,440	-
Total Investments in Securities	$ 29,962,799	$ 19,564,977	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 1,321	$ -
Variation Margin Receivable	105,139	1,402	-
Total Assets	$ 30,067,938	$ 19,567,700	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 123,391	$ -
Variation Margin Payable	36,048	596	-
Total Liabilities	$ 36,048	$ 123,987	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity and fixed-income investments. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended March 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $228,023 and $6,946,075, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $22,465,581 and $3,813,204, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various ETFs for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased call and put options are $0 and $1,076, respectively. There were no purchased options held at March 31, 2016.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2016, the average ending monthly market value amounts on written put options is $38. There were no written options held at March 31, 2016.

Written option activity for the period ended March 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2015	-	$ -
Options written	25	625
Options closed	-	-
Options expired	(25)	(625)
Options exercised	-	-
Options outstanding at March 31, 2016	-	$ -

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended March 31, 2016, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $62,332.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on a custom basket of equity securities to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended March 31, 2016, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(8,228). There were no total return swaps held at March 31, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 50,216,372	$ 1,373,963	$ (2,062,559)	$ (688,596)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Investment Companies – 29.9%
Money Markets – 29.9%
Janus Cash Liquidity Fund LLC, 0.3874%(a),ºº,£ (cost $18,939,237)	18,939,237	$18,939,237
U.S. Government Agency Notes – 23.7%
U.S. Treasury Bills:
0%, 4/7/16†,◊	$5,000,000	4,999,900
0%, 5/5/16◊	5,000,000	4,999,570
0%, 6/9/16◊	5,000,000	4,998,255
Total U.S. Government Agency Notes (cost $14,995,968)		14,997,725
Total Investments (total cost $33,935,205) – 53.6%		33,936,962
Cash, Receivables and Other Assets, net of Liabilities – 46.4%		29,352,307
Net Assets – 100%		$63,289,269

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	4/8/16	(1,749,000)	$(1,340,170)	$418
British Pound	4/8/16	34,000	48,825	76
Canadian Dollar	4/8/16	1,368,000	1,053,450	(339)
Euro	4/8/16	(718,000)	(816,969)	3,644
Japanese Yen	4/8/16	161,700,000	1,437,146	411
New Zealand Dollar	4/8/16	(1,504,000)	(1,039,020)	(411)
Norwegian Krone	4/8/16	(970,000)	(117,294)	706
Swedish Krona	4/8/16	11,330,000	1,396,395	(8,146)
Swiss Franc	4/8/16	692,000	720,075	(1,511)
Total			$1,342,438	$(5,152)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year U.S. Treasury Note	40	6/16	$(7,187)	$15,625
Copper (a)	12	7/16	4,316	(9,450)
Cotton (a)	25	7/16	12,787	12,750
Euro-Bund	40	6/16	17,565	(9,509)
Gold (a)	6	8/16	(8,516)	(1,200)
Live Cattle (a)	25	8/16	(12,694)	(9,260)
S&P 500® E-mini	58	6/16	67,998	23,616
Silver (a)	9	7/16	19,063	10,395
Soybean (a)	25	11/16	(3,335)	(3,652)
			89,997	29,315
Futures Sold:
Brent Crude (a)	41	6/16	$(84,503)	$(13,193)
Coffee 'C' (a)	24	7/16	(47,588)	(825)
Corn (a)	88	7/16	46,139	45,827
Soybean (a)	10	7/16	(4,250)	604
Sugar #11 (World) (a)	66	7/16	896	649
U.S. Dollar Index	108	6/16	220,770	61,344
Wheat (a)	68	9/16	4,029	6,689
WTI Crude (a)	42	6/16	(6,413)	(6,790)
			129,080	94,305
Total			$219,077	$123,620

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	5/1/16	$12,900,000	$21,233
BNP Paribas (a)	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	4/29/16	56,700,000	(8)
BNP Paribas	Russell 1000® Total Return Index	1 month USD LIBOR plus 20 basis points	5/4/16	(4,100,000)	-
BNP Paribas	1 month USD LIBOR minus 10 basis points	Russell 2000® Total Return Index	5/4/16	4,100,000	-
Goldman Sachs International	S&P 500® Citigroup Pure Growth	1 month USD LIBOR minus 50 basis points	5/5/16	(17,797,495)	(7)
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR plus 20 basis points	5/5/16	(8,100,424)	16
Goldman Sachs International	1 month USD LIBOR plus 35 basis points	MSCI Daily Total Return Net Emerging Markets	5/5/16	8,100,054	25
Goldman Sachs International	1 month USD LIBOR plus 20 basis points	S&P 500® Citigroup Pure Value	5/5/16	17,795,672	(12)

Total					$21,247

Notes to Consolidated Schedule of Investments (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $3,749,925.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	11,849,982	54,738,453	(47,649,198)	18,939,237	$—	$37,565	$18,939,237

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$ -	$ 18,939,237	$ -
U.S. Government Agency Notes	-	14,997,725	-
Total Investments in Securities	$ -	$ 33,936,962	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 5,255	$ -
Outstanding Swap Contracts, at Value	-	21,274	-
Variation Margin Receivable	177,499	-	-
Total Assets	$ 177,499	$ 33,963,491	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 10,407	$ -
Outstanding Swap Contracts, at Value	-	27	-
Variation Margin Payable	53,879	-	-
Total Liabilities	$ 53,879	$ 10,434	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. Effective December 28, 2015, the Fund's classification changed from nondiversified to diversified under the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of March 31, 2016, the Fund owns 1,053,889 shares of the Subsidiary, with a market value of $13,869,181. This represents 22% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended March 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $934,180 and $1,138,732, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $26,622,862 and $9,789,576, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period ended March 31, 2016, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $(4,267) and $52,040, respectively.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Consolidated Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 34,239,273	$ 1,757	$ (304,068)	$ (302,311)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.4%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$15,113,000	$15,159,191
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	5,866,000	5,932,361
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	5,694,000	5,804,268
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,473,000	10,375,422
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	37,354,000	37,207,053
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	11,230,000	11,046,863
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.5958%, 4/14/33 (144A)‡	13,482,000	11,250,676
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	14,007,725	13,970,019
Banc of America Commercial Mortgage Trust 2007-3, 5.5434%, 6/10/49‡	7,842,868	7,783,960
Boca Hotel Portfolio Trust 2013-BOCA, 3.4862%, 8/15/26 (144A)‡	9,003,000	8,971,893
CGBAM Commercial Mortgage Trust 2014-HD, 3.4362%, 2/15/31 (144A)‡	4,713,000	4,433,741
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	22,389,020	22,361,329
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	10,054,389	10,064,002
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,634,150	5,793,178
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	14,787,000	14,479,105
DB Master Finance LLC 2015-1, 3.2620%, 2/20/45 (144A)	10,339,560	10,179,814
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	9,963,779	10,196,459
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,714,540	26,661,166
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.8330%, 10/25/24‡	3,776,026	3,810,098
Freddie Mac Structured Agency Credit Risk Debt Notes, 3.0830%, 10/25/24‡	3,906,000	3,945,858
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6330%, 3/25/25‡	17,208,000	17,264,662
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	17,768,683	16,301,248
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	6,947,842	6,576,415
GS Mortgage Securities Corp. II, 3.4352%, 12/10/27 (144A)‡	15,982,000	15,252,252
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	7,303,000	7,234,558
Hilton USA Trust 2013-HLT, 5.2216%, 11/5/30 (144A)‡	4,794,000	4,822,208
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	11,371,971	11,471,266
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	10,795,000	10,882,579
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.2362%, 1/15/32 (144A)‡	8,049,000	7,854,504
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3862%, 1/15/32 (144A)‡	8,729,000	8,362,042
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.1862%, 7/15/36 (144A)‡	4,308,000	4,268,697
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9362%, 7/15/36 (144A)‡	14,538,000	14,152,237
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	9,585,000	9,014,332
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	8,868,007	8,849,886
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	5,460,176	5,545,939
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2387%, 9/15/45‡	8,047,564	7,860,606
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	7,083,000	7,129,895
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,914,000	16,961,511
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,333,000	11,572,066
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,739,000	10,821,468
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,769,000	17,810,469
Starwood Retail Property Trust 2014-STAR, 2.9362%, 11/15/27 (144A)‡	5,056,000	4,911,141
Starwood Retail Property Trust 2014-STAR, 3.6862%, 11/15/27 (144A)‡	16,854,884	15,859,082
Starwood Retail Property Trust 2014-STAR, 4.5862%, 11/15/27 (144A)‡	8,265,000	7,709,280
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	15,753,104	16,036,816
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	27,137,082	26,865,000
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9457%, 2/15/51‡	14,424,298	14,209,304
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9451%, 5/15/46‡	7,458,597	7,407,461
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1862%, 1/15/27 (144A)‡	4,913,000	4,676,283
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.6862%, 2/15/27 (144A)‡	6,809,000	6,493,719
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.6862%, 2/15/27 (144A)‡	2,009,000	1,962,113
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	30,725,600	30,162,092
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $607,815,102)		595,727,587
Bank Loans and Mezzanine Loans – 0.7%
Communications – 0.3%
CCO Safari III LLC, 3.5000%, 1/24/23‡	21,041,000	21,046,891
Tribune Media Co., 3.7500%, 12/27/20‡	9,424,513	9,381,349
		30,428,240
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	14,156,100	14,111,933

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Technology – 0.2%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	$22,057,000	$21,934,143
Total Bank Loans and Mezzanine Loans (cost $66,352,861)		66,474,316
Corporate Bonds – 34.3%
Asset-Backed Securities – 0.2%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	21,638,000	21,622,031
Banking – 4.6%
Ally Financial, Inc., 8.0000%, 12/31/18	3,664,000	3,957,120
American Express Co., 6.8000%, 9/1/66‡	14,647,000	14,683,617
Bank of America Corp., 5.7500%, 8/15/16	6,730,000	6,841,974
Bank of America Corp., 4.4500%, 3/3/26	22,735,000	23,421,347
Bank of America Corp., 8.0000%µ	20,623,000	20,184,761
Bank of America Corp., 6.3000%µ	13,159,000	13,553,770
Citizens Financial Group, Inc., 4.3000%, 12/3/25	22,924,000	23,696,768
Discover Financial Services, 3.9500%, 11/6/24	7,288,000	7,217,197
Discover Financial Services, 3.7500%, 3/4/25	15,690,000	15,271,673
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,591,000	33,370,843
Goldman Sachs Group, Inc., 5.6250%, 1/15/17†	7,752,000	7,997,444
Goldman Sachs Group, Inc., 3.7500%, 2/25/26	22,895,000	23,480,517
JPMorgan Chase & Co., 4.2500%, 10/1/27	22,660,000	23,569,346
Morgan Stanley, 2.4500%, 2/1/19	24,225,000	24,583,312
Morgan Stanley, 4.8750%, 11/1/22	7,898,000	8,557,049
Morgan Stanley, 3.9500%, 4/23/27	16,774,000	16,791,730
Morgan Stanley, 5.5500%µ	19,611,000	19,331,543
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	25,036,000	25,643,023
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	15,037,000	15,229,474
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	3,810,000	3,662,896
Santander UK PLC, 5.0000%, 11/7/23 (144A)	49,512,000	50,250,026
SVB Financial Group, 5.3750%, 9/15/20	16,783,000	18,648,766
Synchrony Financial, 3.0000%, 8/15/19	20,973,000	21,305,506
Wells Fargo & Co., 5.8750%µ	5,581,000	5,959,392
Zions Bancorporation, 5.8000%µ	5,303,000	5,037,850
		432,246,944
Basic Industry – 1.6%
Albemarle Corp., 4.1500%, 12/1/24	15,812,000	15,653,833
Albemarle Corp., 5.4500%, 12/1/44	17,434,000	16,694,676
Alcoa, Inc., 5.1250%, 10/1/24	25,074,000	23,781,185
Ashland, Inc., 3.8750%, 4/15/18	11,380,000	11,764,075
Ashland, Inc., 6.8750%, 5/15/43	14,966,000	14,255,115
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,297,000	32,948,495
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	17,003,000	17,589,740
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	17,178,000	16,559,523
		149,246,642
Brokerage – 3.6%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	31,930,000	31,051,925
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,604,000	10,948,800
Charles Schwab Corp., 3.0000%, 3/10/25	11,710,000	11,868,998
Charles Schwab Corp., 7.0000%µ	16,759,000	19,105,260
E*TRADE Financial Corp., 5.3750%, 11/15/22	21,376,000	22,578,400
E*TRADE Financial Corp., 4.6250%, 9/15/23	28,446,000	28,374,885
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	18,531,000	18,917,019
Lazard Group LLC, 6.8500%, 6/15/17	469,000	494,236
Lazard Group LLC, 4.2500%, 11/14/20	20,190,000	21,084,134
Lazard Group LLC, 3.7500%, 2/13/25	5,174,000	4,775,685
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	21,008,000	21,848,320
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	23,900,000	20,241,531
Raymond James Financial, Inc., 5.6250%, 4/1/24	47,403,000	52,514,513
Stifel Financial Corp., 4.2500%, 7/18/24	14,479,000	14,331,546
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	18,039,000	18,411,884
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	34,909,000	36,546,127
		333,093,263
Capital Goods – 1.8%
Ball Corp., 4.3750%, 12/15/20	11,205,000	11,660,203
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,231,000	12,231,000
FLIR Systems, Inc., 3.7500%, 9/1/16	17,929,000	18,091,006
General Electric Co., 5.0000%µ	21,485,000	22,129,550
Hanson, Ltd., 6.1250%, 8/15/16	12,392,000	12,598,946
Harris Corp., 4.2500%, 10/1/16	13,293,000	13,480,803
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	9,516,000	9,591,186
Masco Corp., 3.5000%, 4/1/21	5,587,000	5,628,903
Owens Corning, 4.2000%, 12/1/24	7,876,000	7,865,824
Vulcan Materials Co., 7.0000%, 6/15/18	13,193,000	14,479,317
Vulcan Materials Co., 7.5000%, 6/15/21	7,113,000	8,428,905

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Vulcan Materials Co., 4.5000%, 4/1/25	$33,376,000	$34,293,840
		170,479,483
Communications – 1.3%
American Tower Corp., 3.3000%, 2/15/21	21,278,000	21,642,322
American Tower Corp., 4.4000%, 2/15/26	11,633,000	12,301,141
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	19,925,000	20,826,965
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	33,336,000	35,163,346
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	11,972,000	11,918,738
UBM PLC, 5.7500%, 11/3/20 (144A)	18,184,000	19,696,254
		121,548,766
Consumer Cyclical – 3.3%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	22,868,000	23,268,190
Brinker International, Inc., 3.8750%, 5/15/23	34,788,000	34,160,459
CVS Health Corp., 2.8000%, 7/20/20	34,788,000	36,104,830
CVS Health Corp., 4.7500%, 12/1/22 (144A)	8,835,000	9,914,080
CVS Health Corp., 5.0000%, 12/1/24 (144A)	11,201,000	12,841,207
DR Horton, Inc., 4.7500%, 5/15/17	7,010,000	7,167,725
DR Horton, Inc., 3.7500%, 3/1/19	12,331,000	12,577,620
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	31,302,000	31,500,423
General Motors Co., 3.5000%, 10/2/18	7,228,000	7,398,848
General Motors Co., 4.8750%, 10/2/23	51,033,000	53,476,970
General Motors Financial Co., Inc., 3.1000%, 1/15/19	18,457,000	18,677,727
Macy's Retail Holdings, Inc., 5.9000%, 12/1/16	4,954,000	5,105,374
MDC Holdings, Inc., 5.5000%, 1/15/24	14,038,000	13,441,385
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	5,886,000	5,989,005
Toll Brothers Finance Corp., 4.0000%, 12/31/18	6,030,000	6,241,050
Toll Brothers Finance Corp., 5.8750%, 2/15/22	4,902,000	5,232,885
Toll Brothers Finance Corp., 4.3750%, 4/15/23	3,356,000	3,280,490
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	8,745,000	8,843,381
ZF North America Capital, Inc., 4.5000%, 4/29/22 (144A)	6,207,000	6,331,140
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	8,788,000	8,744,060
		310,296,849
Consumer Non-Cyclical – 4.3%
Actavis Funding SCS, 3.0000%, 3/12/20	27,318,000	28,088,586
Actavis Funding SCS, 4.5500%, 3/15/35	21,444,000	22,093,968
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	13,316,000	13,683,348
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	35,437,000	36,841,120
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	21,366,000	22,468,763
Becton Dickinson and Co., 1.8000%, 12/15/17	18,045,000	18,120,861
Express Scripts Holding Co., 4.5000%, 2/25/26	7,450,000	7,713,484
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	16,721,000	18,368,018
HCA, Inc., 3.7500%, 3/15/19	8,849,000	9,064,916
HCA, Inc., 5.2500%, 6/15/26	23,054,000	23,630,350
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	13,580,000	13,948,575
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	11,637,000	12,212,845
Life Technologies Corp., 6.0000%, 3/1/20	14,846,000	16,635,730
Newell Rubbermaid, Inc., 3.1500%, 4/1/21	6,059,000	6,223,914
Newell Rubbermaid, Inc., 3.8500%, 4/1/23	5,195,000	5,387,792
Newell Rubbermaid, Inc., 4.2000%, 4/1/26	46,335,000	48,468,449
Newell Rubbermaid, Inc., 5.5000%, 4/1/46	7,211,000	7,834,002
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	3,079,000	3,125,185
Sysco Corp., 2.5000%, 7/15/21	4,657,000	4,711,100
Sysco Corp., 3.3000%, 7/15/26	11,552,000	11,717,251
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	10,041,000	10,235,454
Tyson Foods, Inc., 6.6000%, 4/1/16	9,009,000	9,009,000
Wm Wrigley Jr Co., 2.4000%, 10/21/18 (144A)	25,046,000	25,296,109
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	14,448,000	15,045,381
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	12,380,000	12,563,645
		402,487,846
Electric – 0.4%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	8,374,000	8,792,700
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	11,207,000	11,225,817
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	16,494,000	18,292,060
		38,310,577
Energy – 3.0%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	5,530,000	5,795,302
Anadarko Petroleum Corp., 4.8500%, 3/15/21	3,050,000	3,082,351
Anadarko Petroleum Corp., 5.5500%, 3/15/26	11,125,000	11,222,945
Anadarko Petroleum Corp., 6.6000%, 3/15/46	11,119,000	11,351,565
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	3,493,000	3,600,668
Canadian Natural Resources, Ltd., 5.9000%, 2/1/18	7,362,000	7,637,832
Cimarex Energy Co., 5.8750%, 5/1/22	15,417,000	15,925,607
Cimarex Energy Co., 4.3750%, 6/1/24	5,172,000	5,092,527
ConocoPhillips Co., 4.2000%, 3/15/21	14,234,000	14,864,780

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
ConocoPhillips Co., 4.9500%, 3/15/26	$28,475,000	$29,726,248
ConocoPhillips Co., 5.9500%, 3/15/46	3,594,000	3,866,289
Devon Energy Corp., 2.2500%, 12/15/18	13,809,000	12,887,788
Energy Transfer Partners LP, 4.1500%, 10/1/20	9,161,000	8,801,861
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	28,633,000	28,816,280
Hess Corp., 8.1250%, 2/15/19	5,659,000	6,217,521
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,546,000	8,719,433
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	8,448,000	8,028,481
Kinder Morgan, Inc., 6.5000%, 9/15/20	986,000	1,058,141
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,883,000	8,220,534
NGL Energy Partners LP / NGL Energy Finance Corp., 5.1250%, 7/15/19	5,134,000	3,106,070
Oceaneering International, Inc., 4.6500%, 11/15/24	21,751,000	18,731,939
Phillips 66 Partners LP, 3.6050%, 2/15/25	5,878,000	5,341,368
Southern Star Central Gas Pipeline, Inc., 6.0000%, 6/1/16 (144A)	2,078,000	2,089,107
Spectra Energy Partners LP, 4.7500%, 3/15/24	22,324,000	24,048,864
Western Gas Partners LP, 5.3750%, 6/1/21	35,086,000	33,950,231
		282,183,732
Finance Companies – 1.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	10,762,000	11,031,050
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 7/1/22	2,090,000	2,131,800
CIT Group, Inc., 5.0000%, 5/15/17	5,242,000	5,333,735
CIT Group, Inc., 4.2500%, 8/15/17	47,877,000	48,720,114
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	12,061,000	12,477,105
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	18,268,000	18,542,020
International Lease Finance Corp., 8.7500%, 3/15/17	7,581,000	7,985,825
		106,221,649
Financial – 1.0%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	25,715,000	26,419,360
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	25,625,000	25,048,437
LeasePlan Corp. NV, 2.5000%, 5/16/18 (144A)	44,198,000	43,812,638
		95,280,435
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	6,206,000	6,228,106
Cintas Corp. No 2, 4.3000%, 6/1/21	6,935,000	7,548,713
		13,776,819
Insurance – 1.2%
Berkshire Hathaway, Inc., 2.7500%, 3/15/23	18,527,000	18,894,687
Berkshire Hathaway, Inc., 3.1250%, 3/15/26	14,978,000	15,357,632
CNO Financial Group, Inc., 4.5000%, 5/30/20	5,201,000	5,305,020
CNO Financial Group, Inc., 5.2500%, 5/30/25	16,569,000	16,941,802
Primerica, Inc., 4.7500%, 7/15/22	36,337,000	39,234,004
Voya Financial, Inc., 5.6500%, 5/15/53‡	13,881,000	12,909,330
		108,642,475
Owned No Guarantee – 0.1%
Korea National Oil Corp., 4.0000%, 10/27/16 (144A)	11,043,000	11,220,770
Real Estate Investment Trusts (REITs) – 1.4%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	5,156,000	5,146,549
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	25,898,000	27,911,932
Alexandria Real Estate Equities, Inc., 4.5000%, 7/30/29	11,803,000	11,874,503
Goodman Funding Pty, Ltd., 6.3750%, 4/15/21 (144A)	23,937,000	27,668,539
Post Apartment Homes LP, 4.7500%, 10/15/17	11,546,000	11,940,342
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,351,000	5,891,258
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,257,000	6,901,759
SL Green Realty Corp., 5.0000%, 8/15/18	11,548,000	12,128,518
SL Green Realty Corp., 7.7500%, 3/15/20	20,545,000	24,054,168
		133,517,568
Technology – 4.5%
Autodesk, Inc., 3.6000%, 12/15/22	5,429,000	5,406,888
Cadence Design Systems, Inc., 4.3750%, 10/15/24	34,225,000	34,678,173
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	10,676,000	11,033,913
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	3,616,000	3,761,396
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	13,636,000	14,541,512
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	36,230,000	39,123,581
Seagate HDD Cayman, 4.7500%, 1/1/25	45,381,000	35,445,148
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	17,234,000	12,974,582
Seagate HDD Cayman, 5.7500%, 12/1/34	10,225,000	7,263,482
Total System Services, Inc., 3.8000%, 4/1/21	11,300,000	11,620,954
Total System Services, Inc., 4.8000%, 4/1/26	31,409,000	32,409,188
Trimble Navigation, Ltd., 4.7500%, 12/1/24	40,075,000	40,863,836
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	56,310,000	55,989,033
Verisk Analytics, Inc., 4.8750%, 1/15/19	10,576,000	11,153,143
Verisk Analytics, Inc., 5.8000%, 5/1/21	43,439,000	48,663,756

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Verisk Analytics, Inc., 4.1250%, 9/12/22	$13,175,000	$13,660,828
Verisk Analytics, Inc., 4.0000%, 6/15/25†	18,544,000	18,681,133
Verisk Analytics, Inc., 5.5000%, 6/15/45	21,100,000	20,619,996
		417,890,542
Transportation – 0.6%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.3750%, 3/15/18 (144A)	22,197,000	22,655,879
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 6/15/19 (144A)	9,234,000	9,181,006
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.8750%, 7/11/22 (144A)	1,465,000	1,564,292
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	10,183,000	10,318,454
Southwest Airlines Co., 5.1250%, 3/1/17	10,907,000	11,273,966
		54,993,597
Total Corporate Bonds (cost $3,160,284,922)		3,203,059,988
Mortgage-Backed Securities – 23.3%
Fannie Mae Pool:
5.5000%, 1/1/25	2,026,540	2,186,157
4.0000%, 6/1/29	3,270,808	3,510,425
4.0000%, 7/1/29	9,146,614	9,797,541
4.0000%, 9/1/29	9,088,405	9,706,188
5.0000%, 9/1/29	7,697,912	8,508,375
3.5000%, 10/1/29	42,437,275	44,859,129
5.0000%, 1/1/30	3,085,061	3,409,867
5.5000%, 1/1/33	1,371,170	1,551,660
4.0000%, 4/1/34	9,732,280	10,582,535
6.0000%, 10/1/35	7,086,628	8,139,209
6.0000%, 12/1/35	5,777,584	6,643,379
6.0000%, 2/1/37	2,749,284	3,197,644
6.0000%, 9/1/37	6,732,434	7,429,071
6.0000%, 10/1/38	6,995,109	7,991,524
7.0000%, 2/1/39	2,330,812	2,702,544
5.5000%, 12/1/39	11,622,761	13,108,475
5.5000%, 3/1/40	8,379,522	9,617,474
5.5000%, 4/1/40	18,734,100	21,129,769
4.5000%, 10/1/40	1,987,327	2,161,415
5.0000%, 10/1/40	2,431,628	2,731,380
5.5000%, 2/1/41	4,761,204	5,462,966
5.0000%, 5/1/41	3,802,370	4,218,232
5.5000%, 5/1/41	5,916,209	6,662,405
5.5000%, 6/1/41	12,515,076	14,299,902
5.5000%, 6/1/41	5,087,840	5,726,286
5.5000%, 7/1/41	21,298,645	24,024,332
4.5000%, 8/1/41	9,552,962	10,418,234
5.0000%, 10/1/41	4,566,560	5,069,589
5.5000%, 12/1/41	11,265,617	12,686,549
5.5000%, 2/1/42	54,797,957	61,794,921
4.0000%, 6/1/42	13,785,180	14,829,349
3.5000%, 7/1/42	27,256,642	28,870,594
4.0000%, 7/1/42	8,629,862	9,283,217
4.0000%, 8/1/42	6,039,993	6,498,807
4.0000%, 9/1/42	7,829,832	8,424,540
4.0000%, 9/1/42	7,239,922	7,789,169
4.0000%, 11/1/42	9,039,651	9,726,435
4.0000%, 12/1/42	3,646,461	3,976,346
3.5000%, 1/1/43	17,471,815	18,357,443
3.5000%, 2/1/43	36,666,996	38,527,767
3.5000%, 2/1/43	887,596	932,485
4.5000%, 2/1/43	37,414,096	40,861,575
3.5000%, 3/1/43	18,920,790	19,880,194
4.5000%, 3/1/43	13,320,985	14,714,550
4.0000%, 5/1/43	19,171,063	20,628,923
4.0000%, 7/1/43	25,753,279	27,713,628
4.0000%, 8/1/43	22,786,270	24,518,825
4.0000%, 9/1/43	6,872,214	7,399,591
3.5000%, 1/1/44	26,613,715	28,340,618
3.5000%, 1/1/44	10,476,339	11,148,018
4.0000%, 2/1/44	13,663,321	14,705,565
3.5000%, 4/1/44	12,685,116	13,461,236
3.5000%, 5/1/44	43,159,739	45,926,804
4.5000%, 5/1/44	66,859,812	74,211,384
5.5000%, 5/1/44	12,198,859	13,741,936
4.0000%, 6/1/44	21,567,224	23,210,419
4.0000%, 7/1/44	39,796,953	43,302,005
5.0000%, 7/1/44	16,034,181	18,108,493
4.0000%, 8/1/44	22,109,497	24,056,850
4.0000%, 8/1/44	8,295,887	9,026,534

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 8/1/44	$29,653,913	$32,902,447
4.5000%, 10/1/44	22,617,661	25,220,054
4.5000%, 10/1/44	12,453,730	13,848,632
3.5000%, 2/1/45	32,009,438	33,631,675
4.5000%, 3/1/45	22,500,526	25,030,154
4.5000%, 5/1/45	22,851,791	25,491,110
4.5000%, 6/1/45	10,520,701	11,668,115
4.0000%, 9/1/45	66,574,157	72,231,183
4.5000%, 10/1/45	41,867,815	46,744,636
4.5000%, 10/1/45	21,959,819	24,266,502
3.5000%, 12/1/45	10,484,978	11,118,032
3.5000%, 1/1/46	28,537,574	30,224,375
3.5000%, 1/1/46	23,917,382	25,332,591
4.5000%, 2/1/46	32,350,146	36,260,798
4.5000%, 2/1/46	13,547,206	15,110,333
		1,380,581,114
Freddie Mac Gold Pool:
5.0000%, 1/1/19	1,098,781	1,134,584
5.5000%, 8/1/19	928,691	959,748
5.0000%, 6/1/20	2,498,552	2,640,622
5.5000%, 12/1/28	4,788,189	5,312,551
3.5000%, 7/1/29	7,933,746	8,388,959
3.5000%, 9/1/29	6,795,296	7,186,554
5.5000%, 10/1/36	5,081,775	5,747,585
5.5000%, 4/1/40	11,405,843	12,728,983
6.0000%, 4/1/40	742,692	868,905
4.5000%, 1/1/41	5,369,281	5,870,416
5.5000%, 5/1/41	7,600,254	8,448,395
5.5000%, 8/1/41	17,075,133	19,671,667
5.5000%, 8/1/41	15,385,948	17,577,882
5.0000%, 3/1/42	11,857,653	13,310,401
3.5000%, 2/1/44	13,642,342	14,341,825
4.5000%, 5/1/44	12,326,128	13,599,375
4.0000%, 8/1/44	3,671,712	3,987,395
4.5000%, 9/1/44	43,454,081	48,400,195
4.5000%, 6/1/45	20,414,203	22,746,655
4.5000%, 2/1/46	11,455,975	12,777,920
		225,700,617
Ginnie Mae I Pool:
4.0000%, 8/15/24	4,345,710	4,608,704
5.1000%, 1/15/32	9,538,917	10,879,352
7.5000%, 8/15/33	9,978,370	11,897,726
4.9000%, 10/15/34	10,976,690	12,183,426
5.5000%, 9/15/35	2,766,098	3,201,813
5.5000%, 3/15/36	4,069,025	4,628,978
5.5000%, 2/15/39	7,409,286	8,491,180
5.5000%, 6/15/39	19,700,268	22,716,416
5.5000%, 8/15/39	11,448,612	13,110,914
5.5000%, 8/15/39	7,513,497	8,558,029
5.0000%, 9/15/39	14,642,465	16,527,234
5.0000%, 9/15/39	6,193,713	6,967,164
5.0000%, 10/15/39	4,047,548	4,518,804
5.0000%, 11/15/39	7,162,306	7,948,750
5.0000%, 1/15/40	2,229,109	2,471,239
5.0000%, 5/15/40	8,919,797	9,944,962
5.0000%, 5/15/40	2,535,782	2,846,518
5.0000%, 5/15/40	763,734	857,126
5.0000%, 7/15/40	7,504,186	8,322,072
5.0000%, 7/15/40	2,328,257	2,582,937
4.5000%, 9/15/40	7,613,407	8,375,702
5.0000%, 2/15/41	7,262,262	8,062,962
5.0000%, 4/15/41	2,472,891	2,739,588
4.5000%, 5/15/41	15,332,775	17,005,338
4.5000%, 5/15/41	9,092,719	10,016,816
5.0000%, 5/15/41	2,844,429	3,194,502
4.5000%, 7/15/41	7,029,104	7,677,154
4.5000%, 7/15/41	2,114,532	2,325,999
4.5000%, 8/15/41	17,828,642	19,810,514
5.0000%, 9/15/41	4,173,943	4,637,850
5.0000%, 11/15/43	16,117,823	17,961,559
4.5000%, 5/15/44	9,369,810	10,337,390
5.0000%, 6/15/44	12,027,168	13,569,679
5.0000%, 6/15/44	7,066,465	7,964,471
5.0000%, 7/15/44	6,071,380	6,838,274

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.0000%, 1/15/45	$46,524,335	$50,051,524
4.0000%, 4/15/45	9,153,654	9,949,575
		363,782,241
Ginnie Mae II Pool:
6.0000%, 11/20/34	3,920,534	4,583,825
5.5000%, 3/20/35	16,845,190	19,007,565
5.5000%, 3/20/36	4,300,922	4,806,300
5.5000%, 11/20/37	4,833,514	5,356,784
6.0000%, 1/20/39	1,750,120	1,979,453
7.0000%, 5/20/39	871,328	1,056,104
5.0000%, 6/20/41	9,503,076	10,410,281
5.0000%, 6/20/41	2,242,845	2,456,371
6.0000%, 10/20/41	752,348	863,829
6.0000%, 12/20/41	3,284,495	3,757,067
5.5000%, 1/20/42	5,633,455	6,289,324
6.0000%, 1/20/42	2,114,773	2,425,653
6.0000%, 2/20/42	3,071,447	3,510,458
6.0000%, 3/20/42	1,992,317	2,284,955
6.0000%, 4/20/42	8,180,537	9,386,296
3.5000%, 5/20/42	5,379,939	5,727,578
5.5000%, 5/20/42	6,553,558	7,308,403
6.0000%, 5/20/42	5,400,314	6,122,393
5.5000%, 7/20/42	10,215,551	11,246,003
6.0000%, 7/20/42	2,306,594	2,645,490
6.0000%, 8/20/42	2,402,225	2,755,402
6.0000%, 9/20/42	2,742,248	3,145,259
6.0000%, 11/20/42	2,198,242	2,513,134
6.0000%, 2/20/43	2,722,789	3,121,086
5.0000%, 12/20/44	8,451,424	9,475,472
5.0000%, 9/20/45	4,975,114	5,472,361
4.0000%, 10/20/45	17,449,104	18,930,731
4.0000%, 11/20/45	39,828,621	43,315,303
		199,952,880
Total Mortgage-Backed Securities (cost $2,149,237,900)		2,170,016,852
U.S. Treasury Notes/Bonds – 32.3%
0.6250%, 9/30/17	24,993,000	24,960,784
1.0000%, 12/15/17	147,796,600	148,454,738
0.7500%, 12/31/17	11,233,800	11,237,754
1.0000%, 12/31/17	3,370,000	3,386,193
0.7500%, 1/31/18	22,247,000	22,254,831
0.8750%, 1/31/18	17,898,200	17,944,342
0.7500%, 3/31/18	13,454,000	13,452,951
2.3750%, 5/31/18	18,023,900	18,644,174
0.8750%, 7/15/18	1,298,000	1,300,383
1.3750%, 7/31/18	59,111,800	59,901,475
1.5000%, 8/31/18†	206,783,500	210,281,036
1.0000%, 9/15/18	179,999,000	180,856,875
1.1250%, 1/15/19	59,070,000	59,531,455
0.7500%, 2/15/19	60,366,000	60,186,773
1.6250%, 7/31/19	112,383,600	114,841,991
1.7500%, 9/30/19	68,070,800	69,839,075
1.5000%, 10/31/19	96,079,900	97,735,068
1.5000%, 11/30/19	189,048,700	192,224,151
1.3750%, 9/30/20	15,553,000	15,683,008
1.7500%, 12/31/20	160,406,000	164,334,664
1.3750%, 1/31/21	140,279,000	141,287,325
1.1250%, 2/28/21	268,461,000	267,359,773
2.1250%, 9/30/21	58,006,900	60,383,849
2.2500%, 11/15/24	44,615,100	46,514,722
2.0000%, 8/15/25	31,836,000	32,447,856
2.2500%, 11/15/25	307,213,000	319,722,475
1.6250%, 2/15/26	24,351,000	23,997,156
3.7500%, 11/15/43	11,264,100	13,990,361
3.6250%, 2/15/44	81,850,400	99,297,959
3.3750%, 5/15/44	1,286,700	1,491,617
3.1250%, 8/15/44	105,656,800	116,882,835
3.0000%, 11/15/44	28,758,500	31,033,355
2.5000%, 2/15/45	12,742,000	12,424,444
3.0000%, 5/15/45	135,928,000	146,595,222
2.8750%, 8/15/45	54,727,000	57,565,963
3.0000%, 11/15/45	102,716,000	110,889,112
2.5000%, 2/15/46	48,581,000	47,368,370
Total U.S. Treasury Notes/Bonds (cost $2,923,578,392)		3,016,304,115

Shares or Principal Amounts		Value
Preferred Stocks – 1.3%
Capital Markets – 0.4%
Morgan Stanley, 6.8750%	695,917	$18,887,187
Morgan Stanley, 7.1250%	675,568	19,219,910
		38,107,097
Commercial Banks – 0.6%
Citigroup Capital XIII, 6.9881%	1,308,003	34,387,399
Wells Fargo & Co., 6.6250%	654,285	19,190,179
		53,577,578
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	925,726	24,670,598
Industrial Conglomerates – 0%
General Electric Co., 4.7000%	85,678	2,240,480
Real Estate Investment Trusts (REITs) – 0%
Morgan Stanley Capital Trust III, 6.2500%	118,847	3,050,802
Morgan Stanley Capital Trust IV, 6.2500%	15,964	408,359
Morgan Stanley Capital Trust V, 5.7500%	7,110	180,807
Morgan Stanley Capital Trust VIII, 6.4500%	49,680	1,272,305
		4,912,273
Total Preferred Stocks (cost $115,314,591)		123,508,026
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $109,150,175)	109,150,175	109,150,175
Total Investments (total cost $9,131,733,943) – 99.5%		9,284,241,059
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		43,316,875
Net Assets – 100%		$9,327,557,934

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,798,079,065	94.8%
United Kingdom	143,999,550	1.5
Belgium	72,993,231	0.8
Germany	60,874,550	0.7
Netherlands	56,975,488	0.6
Taiwan	55,989,033	0.6
Canada	34,506,690	0.4
Australia	27,668,539	0.3
Singapore	21,934,143	0.2
South Korea	11,220,770	0.1

Total	$9,284,241,059	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $1,072,433,343, which represents 11.5% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $86,935,863.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	117,464,144	3,456,641,157	(3,464,955,126)	109,150,175	$—	$259,456	$109,150,175

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$16,126,173	$16,301,248	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 595,727,587	$ -
Bank Loans and Mezzanine Loans	-	66,474,316	-
Corporate Bonds	-	3,203,059,988	-
Mortgage-Backed Securities	-	2,170,016,852	-
U.S. Treasury Notes/Bonds	-	3,016,304,115	-
Preferred Stocks	-	123,508,026	-
Investment Companies	-	109,150,175	-
Total Assets	$ -	$ 9,284,241,059	$ -

Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,143,454,605	$ 203,714,008	$ (62,927,554)	$ 140,786,454

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 6.4%
Janus Diversified Alternatives Fund - Class N Shares	1,184,852	$11,789,275
Janus Global Real Estate Fund - Class I Shares	483,801	5,060,557
		16,849,832
Equity Funds – 41.7%
INTECH International Managed Volatility Fund - Class I Shares	1,433,012	11,105,845
INTECH U.S. Managed Volatility Fund - Class N Shares	1,925,409	18,098,848
Janus Adaptive Global Allocation Fund - Class N Shares	1,371,735	13,004,050
Janus Forty Fund - Class N Shares	77,941	2,247,032
Janus Fund - Class N Shares	120,670	4,147,439
Janus Global Research Fund - Class I Shares	87,185	5,302,601
Janus Global Select Fund - Class I Shares	220,419	2,693,523
Janus International Equity Fund - Class N Shares	1,830,095	20,295,754
Janus Overseas Fund - Class N Shares	153,261	3,807,001
Janus Triton Fund - Class N Shares	284,512	6,299,103
Perkins Large Cap Value Fund - Class N Shares	1,254,647	19,058,086
Perkins Small Cap Value Fund - Class N Shares	159,570	3,015,876
		109,075,158
Fixed Income Funds – 51.9%
Janus Flexible Bond Fund - Class N Shares	1,664,386	17,392,834
Janus Global Bond Fund - Class N Shares	10,382,145	100,499,161
Janus Short-Term Bond Fund - Class N Shares	5,884,218	17,829,180
		135,721,175
Total Investments (total cost $253,571,272) – 100.0%		261,646,165
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(6,114)
Net Assets – 100%		$261,640,051

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

INTECH International Managed Volatility Fund - Class I Shares
1,555,031	48,573	(170,592)	1,433,012	$(33,421)	$169,947	$11,105,845
INTECH U.S. Managed Volatility Fund - Class N Shares
2,109,796	44,482	(228,869)	1,925,409	(198,087)	81,429	18,098,848
Janus Adaptive Global Allocation Fund - Class N Shares
1,506,027	29,684	(163,976)	1,371,735	(61,866)	41,127	13,004,050
Janus Diversified Alternatives Fund - Class N Shares
1,291,890	34,063	(141,101)	1,184,852	(32,317)	7,225	11,789,275
Janus Flexible Bond Fund - Class N Shares
1,793,258	66,835	(195,707)	1,664,386	(32,915)	376,939	17,392,834
Janus Forty Fund - Class N Shares
74,552	11,894	(8,505)	77,941	(57,127)	10,235	2,247,032
Janus Fund - Class N Shares
119,109	15,021	(13,460)	120,670	61,381	76,292	4,147,439
Janus Global Bond Fund - Class N Shares
11,240,165	367,177	(1,225,197)	10,382,145	(517,336)	1,668,290	100,499,161
Janus Global Real Estate Fund - Class I Shares
497,943	41,310	(55,452)	483,801	(16,768)	177,756	5,060,557
Janus Global Research Fund - Class I Shares
95,299	2,416	(10,530)	87,185	44,706	50,454	5,302,601

Janus Global Select Fund - Class I Shares
240,240	6,937	(26,758)	220,419	278	36,245	2,693,523
Janus International Equity Fund - Class N Shares
1,980,095	69,846	(219,846)	1,830,095	(63,532)	415,370	20,295,754
Janus Overseas Fund - Class N Shares
161,342	10,175	(18,256)	153,261	(116,140)	200,168	3,807,001
Janus Short-Term Bond Fund - Class N Shares
6,410,703	171,264	(697,749)	5,884,218	(17,390)	189,960	17,829,180
Janus Triton Fund - Class N Shares
290,261	26,867	(32,616)	284,512	51,697	17,206	6,299,103
Perkins Large Cap Value Fund - Class N Shares
1,306,709	92,843	(144,905)	1,254,647	(237,264)	320,896	19,058,086
Perkins Small Cap Value Fund - Class N Shares
151,630	25,351	(17,411)	159,570	(24,422)	88,101	3,015,876

Total				$(1,250,523)	$3,927,640	$261,646,165

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 16,849,832	$ -	$ -
Equity Funds	109,075,158	-	-
Fixed Income Funds	135,721,175	-	-
Total Assets	$ 261,646,165	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 255,499,495	$14,752,194	$ (8,605,524)	$ 6,146,670

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 9.9%
Janus Diversified Alternatives Fund - Class N Shares	1,291,201	$12,847,448
Janus Global Real Estate Fund - Class I Shares	1,069,713	11,189,201
		24,036,649
Equity Funds – 76.5%
INTECH International Managed Volatility Fund - Class I Shares	3,032,381	23,500,956
INTECH U.S. Managed Volatility Fund - Class N Shares	2,672,239	25,119,045
Janus Adaptive Global Allocation Fund - Class N Shares	1,329,301	12,601,774
Janus Asia Equity Fund - Class I Shares	144,959	1,224,899
Janus Contrarian Fund - Class I Shares	291,180	5,229,588
Janus Emerging Markets Fund - Class I Shares	1,108,021	8,398,796
Janus Enterprise Fund - Class N Shares	68,646	6,114,965
Janus Forty Fund - Class N Shares	247,072	7,123,074
Janus Global Research Fund - Class I Shares	91,228	5,548,479
Janus Global Select Fund - Class I Shares	328,897	4,019,116
Janus International Equity Fund - Class N Shares	3,165,065	35,100,567
Janus Overseas Fund - Class N Shares	369,447	9,177,073
Janus Triton Fund - Class N Shares	266,674	5,904,159
Janus Twenty Fund - Class D Shares	55,838	3,004,648
Perkins Large Cap Value Fund - Class N Shares	1,595,242	24,231,723
Perkins Mid Cap Value Fund - Class N Shares	319,242	5,028,063
Perkins Small Cap Value Fund - Class N Shares	287,444	5,432,699
		186,759,624
Fixed Income Funds – 13.6%
Janus Global Bond Fund - Class N Shares	3,433,516	33,236,431
Total Investments (total cost $227,408,756) – 100.0%		244,032,704
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(54,107)
Net Assets – 100%		$243,978,597

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

INTECH International Managed Volatility Fund - Class I Shares
3,206,838	104,427	(278,884)	3,032,381	$(46,206)	$360,453	$23,500,956
INTECH U.S. Managed Volatility Fund - Class N Shares
2,855,113	63,126	(246,000)	2,672,239	(235,343)	113,278	25,119,045
Janus Adaptive Global Allocation Fund - Class N Shares
1,422,700	29,518	(122,917)	1,329,301	(49,700)	39,948	12,601,774
Janus Asia Equity Fund - Class I Shares
148,691	9,578	(13,310)	144,959	(6,392)	2,820	1,224,899
Janus Contrarian Fund - Class I Shares
302,954	14,794	(26,568)	291,180	(37,299)	24,238	5,229,588
Janus Diversified Alternatives Fund - Class N Shares
1,372,379	37,872	(119,050)	1,291,201	(22,385)	7,892	12,847,448
Janus Emerging Markets Fund - Class I Shares
1,186,499	25,697	(104,175)	1,108,021	(83,763)	32,837	8,398,796
Janus Enterprise Fund - Class N Shares
70,818	4,064	(6,236)	68,646	20,862	48,699	6,114,965
Janus Forty Fund - Class N Shares
230,420	37,748	(21,096)	247,072	(125,815)	32,522	7,123,074

Janus Global Bond Fund - Class N Shares
3,624,977	122,971	(314,432)	3,433,516	(159,559)	274,334	33,236,431
Janus Global Real Estate Fund - Class I Shares
1,073,110	91,724	(95,121)	1,069,713	(35,837)	393,213	11,189,201
Janus Global Research Fund - Class I Shares
97,133	2,585	(8,490)	91,228	42,876	52,921	5,548,479
Janus Global Select Fund - Class I Shares
349,033	10,576	(30,712)	328,897	16,883	54,212	4,019,116
Janus International Equity Fund - Class N Shares
3,335,442	122,747	(293,124)	3,165,065	(125,879)	720,094	35,100,567
Janus Overseas Fund - Class N Shares
378,584	24,744	(33,881)	369,447	(157,381)	483,674	9,177,073
Janus Triton Fund - Class N Shares
265,133	25,292	(23,751)	266,674	13,280	16,166	5,904,159
Janus Twenty Fund - Class D Shares
53,517	7,157	(4,836)	55,838	(8,924)	17,455	3,004,648
Perkins Large Cap Value Fund - Class N Shares
1,619,377	118,717	(142,852)	1,595,242	(215,415)	410,512	24,231,723
Perkins Mid Cap Value Fund - Class N Shares
272,004	73,048	(25,810)	319,242	(52,206)	81,379	5,028,063
Perkins Small Cap Value Fund - Class N Shares
266,151	45,727	(24,434)	287,444	(45,152)	159,022	5,432,699

Total				$(1,313,355)	$3,325,669	$244,032,704

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 24,036,649	$ -	$ -
Equity Funds	186,759,624	-	-
Fixed Income Funds	33,236,431	-	-
Total Assets	$ 244,032,704	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 229,792,045	$22,256,809	$ (8,016,150)	$ 14,240,659

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 10.7%
Janus Diversified Alternatives Fund - Class N Shares	2,202,865	$21,918,509
Janus Global Real Estate Fund - Class I Shares	752,443	7,870,550
		29,789,059
Equity Funds – 59.4%
INTECH International Managed Volatility Fund - Class I Shares	2,645,436	20,502,127
INTECH U.S. Managed Volatility Fund - Class N Shares	2,658,791	24,992,639
Janus Adaptive Global Allocation Fund - Class N Shares	1,489,433	14,119,822
Janus Asia Equity Fund - Class I Shares	79,919	675,318
Janus Contrarian Fund - Class I Shares	169,974	3,052,737
Janus Emerging Markets Fund - Class I Shares	778,440	5,900,572
Janus Forty Fund - Class N Shares	156,693	4,517,456
Janus Fund - Class N Shares	146,332	5,029,434
Janus Global Research Fund - Class I Shares	58,607	3,564,475
Janus Global Select Fund - Class I Shares	202,524	2,474,842
Janus International Equity Fund - Class N Shares	2,748,459	30,480,412
Janus Overseas Fund - Class N Shares	298,318	7,410,226
Janus Triton Fund - Class N Shares	318,352	7,048,305
Janus Twenty Fund - Class D Shares	73,586	3,959,675
Perkins Large Cap Value Fund - Class N Shares	1,687,121	25,627,368
Perkins Small Cap Value Fund - Class N Shares	333,007	6,293,841
		165,649,249
Fixed Income Funds – 29.9%
Janus Global Bond Fund - Class N Shares	7,390,457	71,539,627
Janus Short-Term Bond Fund - Class N Shares	3,955,950	11,986,529
		83,526,156
Total Investments (total cost $264,862,936) – 100.0%		278,964,464
Cash, Receivables and Other Assets, net of Liabilities – 0%		11,712
Net Assets – 100%		$278,976,176

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

INTECH International Managed Volatility Fund - Class I Shares
2,839,590	99,898	(294,052)	2,645,436	$(41,915)	$313,816	$20,502,127
INTECH U.S. Managed Volatility Fund - Class N Shares
2,882,851	71,778	(295,838)	2,658,791	(265,800)	112,474	24,992,639
Janus Adaptive Global Allocation Fund - Class N Shares
1,617,902	38,029	(166,498)	1,489,433	(72,370)	44,666	14,119,822
Janus Asia Equity Fund - Class I Shares
83,304	5,551	(8,936)	79,919	(3,563)	1,557	675,318
Janus Contrarian Fund - Class I Shares
179,513	9,218	(18,757)	169,974	(25,705)	14,169	3,052,737
Janus Diversified Alternatives Fund - Class N Shares
2,376,614	71,835	(245,584)	2,202,865	(57,566)	13,436	21,918,509
Janus Emerging Markets Fund - Class I Shares
846,649	20,504	(88,713)	778,440	(94,189)	23,103	5,900,572
Janus Forty Fund - Class N Shares
148,297	24,567	(16,171)	156,693	(123,220)	20,654	4,517,456
Janus Fund - Class N Shares
142,892	18,817	(15,377)	146,332	87,447	92,866	5,029,434

Janus Global Bond Fund - Class N Shares
7,917,852	289,728	(817,123)	7,390,457	(418,293)	1,182,803	71,539,627
Janus Global Real Estate Fund - Class I Shares
766,279	67,040	(80,876)	752,443	(29,013)	276,133	7,870,550
Janus Global Research Fund - Class I Shares
63,364	1,853	(6,610)	58,607	34,629	34,045	3,564,475
Janus Global Select Fund - Class I Shares
218,307	7,158	(22,941)	202,524	16,923	33,431	2,474,842
Janus International Equity Fund - Class N Shares
2,940,627	115,676	(307,844)	2,748,459	(76,877)	626,190	30,480,412
Janus Overseas Fund - Class N Shares
310,432	20,991	(33,105)	298,318	(219,819)	391,094	7,410,226
Janus Short-Term Bond Fund - Class N Shares
4,264,929	130,402	(439,381)	3,955,950	(11,467)	126,343	11,986,529
Janus Triton Fund - Class N Shares
321,277	31,349	(34,274)	318,352	57,361	19,326	7,048,305
Janus Twenty Fund - Class D Shares
71,594	9,716	(7,724)	73,586	(18,352)	23,038	3,959,675
Perkins Large Cap Value Fund - Class N Shares
1,738,462	131,228	(182,569)	1,687,121	(299,519)	431,628	25,627,368
Perkins Small Cap Value Fund - Class N Shares
313,138	54,103	(34,234)	333,007	(34,615)	183,920	6,293,841

Total				$(1,595,923)	$3,964,692	$278,964,464

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 29,789,059	$ -	$ -
Equity Funds	165,649,249	-	-
Fixed Income Funds	83,526,156	-	-
Total Assets	$ 278,964,464	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 267,063,611	$20,404,557	$ (8,503,704)	$ 11,900,853

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Bond Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 14.8%
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	$221,000		$225,280
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	391,000		387,357
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	440,000		432,825
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.5958%, 4/14/33 (144A)‡	494,000		412,241
BHMS 2014-ATLS Mortgage Trust, 3.4410%, 7/5/33 (144A)‡	1,388,000		1,320,189
Boca Hotel Portfolio Trust 2013-BOCA, 3.4862%, 8/15/26 (144A)‡	350,000		348,791
Broadgate Financing PLC, 1.5504%, 1/5/22‡	771,668	GBP	1,082,849
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	158,000		158,151
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		206,792
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	526,000		515,048
DB Master Finance LLC 2015-1, 3.2620%, 2/20/45 (144A)	414,810		408,401
DECO 12-UK 4 PLC, 0.8594%, 1/27/20‡	2,385,365	GBP	3,193,851
DECO 2012-MHILL, Ltd., 2.8594%, 7/28/21‡	1,950,000	GBP	2,767,786
DECO 2012-MHILL, Ltd., 2.8594%, 7/28/21‡	1,080,000	GBP	1,543,123
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	900,743		866,507
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6330%, 3/25/25‡	646,000		648,127
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	758,872		696,201
GS Mortgage Securities Corp. II, 3.4352%, 12/10/27 (144A)‡	680,000		648,951
Hilton USA Trust 2013-HLT, 5.2216%, 11/5/30 (144A)‡	200,000		201,177
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.2362%, 1/15/32 (144A)‡	303,000		295,678
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3862%, 1/15/32 (144A)‡	305,000		292,178
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.1862%, 7/15/36 (144A)‡	133,000		131,787
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9362%, 7/15/36 (144A)‡	403,000		392,306
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	310,000		291,543
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	156,000		155,681
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	150,275		152,635
Leek Finance Number Eighteen PLC, 0.7560%, 9/21/38‡	1,300,000	EUR	1,447,130
London & Regional Debt Securitisation No 2 PLC, 5.8906%, 10/15/18‡	1,960,211	GBP	2,825,504
Nemus II Arden PLC, 0.8229%, 2/15/20‡	2,795,663	GBP	3,914,201
Residential Mortgage Securities 28 PLC, 2.2413%, 6/15/46‡	1,579,000	GBP	2,130,580
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	276,000		277,827
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		436,325
Scandinavian Consumer Loans IV, 3.7400%, 1/15/37‡	16,100,000	NOK	1,945,708
Shenton Aircraft Investment I, Ltd., 4.7500%, 10/15/42 (144A)	1,557,379		1,542,740
Sierra Timeshare 2016-1 Receivables Funding LLC, 3.6700%, 3/21/33 (144A)	763,000		767,874
Starwood Retail Property Trust 2014-STAR, 3.6862%, 11/15/27 (144A)‡	3,330,900		3,134,107
Starwood Retail Property Trust 2014-STAR, 4.5862%, 11/15/27 (144A)‡	439,000		409,483
Trinity Square 2015-1 PLC, 4.7500%, 7/15/51 (144A)‡	1,370,000	GBP	1,817,146
Ulysses European Loan Conduit No 27 PLC, 0.8194%, 7/25/17‡	1,006,000	GBP	1,377,439
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,383,050		1,357,685
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $44,806,831)			41,159,204
Bank Loans and Mezzanine Loans – 1.4%
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	665,000		665,186
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	601,720		599,843
Industrial – 0.7%
American Builders & Contractors Supply Co., Inc., 3.5000%, 4/16/20‡	1,942,973		1,940,058
Technology – 0.3%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	728,000		723,945
Total Bank Loans and Mezzanine Loans (cost $3,927,057)			3,929,032
Corporate Bonds – 28.4%
Banking – 4.3%
ABN AMRO Bank NV, 4.7500%, 7/28/25 (144A)	1,377,000		1,386,967
Allied Irish Banks PLC, 4.1250%, 11/26/25‡	1,315,000	EUR	1,436,226
Bank of Ireland, 4.2500%, 6/11/24	1,204,000	EUR	1,368,028
Bankia SA, 4.0000%, 5/22/24‡	600,000	EUR	654,723
BPCE SA, 4.8750%, 4/1/26 (144A)	666,000		657,662
Citizens Financial Group, Inc., 4.3000%, 12/3/25	703,000		726,698
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,720,291
Morgan Stanley, 4.8750%, 11/1/22	251,000		271,945
UBS AG, 4.7500%, 5/22/23‡	1,345,000		1,360,672
UBS Group Funding Jersey, Ltd., 3.0000%, 4/15/21 (144A)	1,350,000		1,347,003

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Zions Bancorporation, 5.8000%µ	$140,000		$133,000
			12,063,215
Basic Industry – 0.9%
Albemarle Corp., 1.8750%, 12/8/21	1,407,000	EUR	1,580,037
Albemarle Corp., 4.1500%, 12/1/24	229,000		226,709
Alcoa, Inc., 5.1250%, 10/1/24	821,000		778,669
			2,585,415
Brokerage – 2.6%
E*TRADE Financial Corp., 5.3750%, 11/15/22	328,000		346,450
E*TRADE Financial Corp., 4.6250%, 9/15/23	1,118,000		1,115,205
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	571,000		582,895
Lazard Group LLC, 4.2500%, 11/14/20	764,000		797,835
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	533,000		554,320
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	577,000		488,676
Raymond James Financial, Inc., 5.6250%, 4/1/24	1,677,000		1,857,833
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	707,000		721,614
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	588,000		615,575
			7,080,403
Capital Goods – 1.9%
Ball Corp., 3.5000%, 12/15/20	1,293,000	EUR	1,562,980
Ball Corp., 4.3750%, 12/15/23	1,293,000	EUR	1,572,174
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		633,000
Martin Marietta Materials, Inc., 1.7031%, 6/30/17‡	639,000		633,138
Mohawk Industries, Inc., 2.0000%, 1/14/22	748,000	EUR	865,398
			5,266,690
Communications – 2.6%
British Telecommunications PLC, 1.1250%, 3/10/23	1,740,000	EUR	2,001,282
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	1,618,000		1,706,692
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	2,713,000		2,855,432
TDF Infrastructure, 2.5000%, 4/7/26	600,000	EUR	683,750
			7,247,156
Consumer Cyclical – 4.8%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	804,000		818,070
CVS Health Corp., 2.8000%, 7/20/20	1,116,000		1,158,244
Daimler AG, 1.4000%, 1/12/24	1,250,000	EUR	1,486,481
DR Horton, Inc., 3.7500%, 3/1/19†	493,000		502,860
Expedia, Inc., 2.5000%, 6/3/22	1,569,000	EUR	1,762,220
FCA Capital Ireland PLC, 1.2500%, 9/23/20	1,225,000	EUR	1,393,688
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	962,000		968,098
Ford Motor Credit Co. LLC, 2.5970%, 11/4/19	1,012,000		1,015,664
Ford Motor Credit Co. LLC, 3.2000%, 1/15/21	820,000		838,127
General Motors Co., 4.8750%, 10/2/23	640,000		670,650
General Motors Financial Co., Inc., 3.1000%, 1/15/19	603,000		610,211
Schaeffler Finance BV, 3.2500%, 5/15/19	714,000	EUR	822,468
Schaeffler Finance BV, 3.5000%, 5/15/22	698,000	EUR	819,920
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	316,000		314,420
			13,181,121
Consumer Non-Cyclical – 2.3%
Actavis Funding SCS, 3.0000%, 3/12/20	925,000		951,092
Actavis Funding SCS, 4.5500%, 3/15/35	589,000		606,853
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	392,000		402,814
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	1,042,000		1,083,287
Anheuser-Busch InBev Finance, Inc., 4.9000%, 2/1/46	663,000		740,944
Bayer AG, 2.3750%, 4/2/75‡	1,261,000	EUR	1,398,428
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	448,000		460,159
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	385,000		404,051
Newell Rubbermaid, Inc., 3.1500%, 4/1/21	180,000		184,899
Newell Rubbermaid, Inc., 5.3750%, 4/1/36	121,000		129,410
			6,361,937
Energy – 2.3%
Anadarko Petroleum Corp., 4.8500%, 3/15/21	360,000		363,819
Anadarko Petroleum Corp., 5.5500%, 3/15/26	438,000		441,856
Cimarex Energy Co., 4.3750%, 6/1/24	215,000		211,696
ConocoPhillips Co., 4.9500%, 3/15/26	1,009,000		1,053,337
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	1,895,000		1,907,130
Hess Corp., 8.1250%, 2/15/19	867,000		952,569
Total SA, 2.2500%µ	1,148,000	EUR	1,228,363
Total SA, 2.6250%µ	299,000	EUR	309,385
			6,468,155
Financial – 1.1%
Kennedy Wilson Europe Real Estate PLC, 3.9500%, 6/30/22	973,000	GBP	1,388,547

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Financial – (continued)
Kennedy Wilson Europe Real Estate PLC, 3.2500%, 11/12/25	1,400,000	EUR	$1,651,610
			3,040,157
Insurance – 1.4%
Berkshire Hathaway, Inc., 1.3000%, 3/15/24	1,247,000	EUR	1,451,409
Berkshire Hathaway, Inc., 2.1500%, 3/15/28	1,247,000	EUR	1,485,879
Primerica, Inc., 4.7500%, 7/15/22	$861,000		929,644
			3,866,932
Real Estate Investment Trusts (REITs) – 0.6%
Prologis International Funding II SA, 2.7500%, 10/23/18	1,370,000	EUR	1,642,117
Technology – 3.1%
Cadence Design Systems, Inc., 4.3750%, 10/15/24	712,000		721,428
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	454,000		484,148
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	1,156,000		1,248,326
Seagate HDD Cayman, 4.7500%, 6/1/23	157,000		130,051
Seagate HDD Cayman, 4.7500%, 1/1/25	1,259,000		983,351
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	589,000		443,427
Trimble Navigation, Ltd., 4.7500%, 12/1/24	1,367,000		1,393,908
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	1,396,000		1,388,043
Verisk Analytics, Inc., 5.8000%, 5/1/21	699,000		783,074
Verisk Analytics, Inc., 4.0000%, 6/15/25	338,000		340,500
Verisk Analytics, Inc., 5.5000%, 6/15/45	743,000		726,097
			8,642,353
Transportation – 0.5%
Heathrow Funding, Ltd., 4.6250%, 10/31/46	850,000	GBP	1,415,847
Total Corporate Bonds (cost $79,167,288)			78,861,498
Foreign Government Bonds – 34.8%
Bundesrepublik Deutschland, 1.0000%, 8/15/24	766,000	EUR	947,319
Bundesrepublik Deutschland, 2.5000%, 7/4/44	561,000	EUR	910,001
France Government Bond OAT, 0.5000%, 5/25/25	4,883,000	EUR	5,639,641
France Government Bond OAT, 3.2500%, 5/25/45	871,000	EUR	1,432,603
Ireland Government Bond, 3.9000%, 3/20/23	1,451,000	EUR	2,053,980
Ireland Government Bond, 3.4000%, 3/18/24	331,000	EUR	460,529
Ireland Government Bond, 2.4000%, 5/15/30	793,000	EUR	1,051,505
Ireland Government Bond, 2.0000%, 2/18/45	2,958,000	EUR	3,609,671
Italy Buoni Poliennali Del Tesoro, 4.5000%, 3/1/24	6,279,000	EUR	9,058,070
Italy Buoni Poliennali Del Tesoro, 1.6000%, 6/1/26	1,206,000	EUR	1,412,056
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/44 (144A)	1,280,000	EUR	2,185,546
Mexican Bonos, 4.7500%, 6/14/18	54,210,000	MXN	3,152,646
Mexican Bonos, 5.7500%, 3/5/26	99,519,000	MXN	5,674,651
Mexican Bonos, 7.7500%, 11/13/42	42,335,000	MXN	2,766,644
New Zealand Government Bond, 5.0000%, 3/15/19	5,683,000	NZD	4,255,818
New Zealand Government Bond, 3.0000%, 4/15/20	2,512,000	NZD	1,790,073
New Zealand Government Bond, 5.5000%, 4/15/23	13,392,000	NZD	11,006,616
New Zealand Government Bond, 4.5000%, 4/15/27	4,371,000	NZD	3,458,384
Portugal Obrigacoes do Tesouro OT, 4.4500%, 6/15/18 (144A)	1,130,000	EUR	1,392,969
Portugal Obrigacoes do Tesouro OT, 4.7500%, 6/14/19 (144A)	1,099,000	EUR	1,389,696
Portugal Obrigacoes do Tesouro OT, 4.8000%, 6/15/20 (144A)	2,335,000	EUR	3,006,648
Portugal Obrigacoes do Tesouro OT, 2.8750%, 7/21/26 (144A)	630,000	EUR	711,769
Spain Government Bond, 4.8500%, 10/31/20 (144A)	1,291,000	EUR	1,766,354
Spain Government Bond, 5.5000%, 4/30/21 (144A)	1,200,000	EUR	1,709,961
Spain Government Bond, 4.4000%, 10/31/23 (144A)	640,000	EUR	906,042
Spain Government Bond, 1.9500%, 4/30/26 (144A)	624,000	EUR	743,201
Spain Government Bond, 5.1500%, 10/31/44 (144A)	924,000	EUR	1,594,801
Sweden Government Bond, 5.0000%, 12/1/20	18,375,000	SEK	2,806,133
Sweden Government Bond, 1.5000%, 11/13/23	23,685,000	SEK	3,166,552
Sweden Government Bond, 2.5000%, 5/12/25	47,075,000	SEK	6,815,868
United Kingdom Gilt, 2.2500%, 9/7/23	3,142,961	GBP	4,854,696
United Kingdom Gilt, 2.0000%, 9/7/25	536,000	GBP	809,796
United Kingdom Gilt, 3.2500%, 1/22/44	2,290,000	GBP	3,937,203
Total Foreign Government Bonds (cost $97,976,181)			96,477,442
Inflation-Indexed Bonds – 5.1%
Italy Buoni Poliennali Del Tesoro, 3.1000%, 9/15/26	3,009,283	EUR	4,330,024
U.S. Treasury Inflation Indexed Bond, 0.6250%, 1/15/26ÇÇ	4,013,006		4,195,316
U.S. Treasury Inflation Indexed Bond, 0.7500%, 2/15/45ÇÇ	5,850,123		5,659,918
Total Inflation-Indexed Bonds (cost $13,477,492)			14,185,258
U.S. Treasury Notes/Bonds – 11.6%
1.0000%, 9/30/16	9,995,000		10,023,106
0.8750%, 4/30/17	2,399,000		2,404,717
1.0000%, 9/15/18	1,154,000		1,159,500
1.0000%, 3/15/19	460,000		461,797
1.3750%, 9/30/20	790,000		796,604
1.7500%, 12/31/20	4,156,000		4,257,789
1.3750%, 1/31/21	1,179,000		1,187,475

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
1.1250%, 2/28/21	$595,000	$592,559
2.2500%, 11/15/25	12,000	12,489
1.6250%, 2/15/26	6,011,000	5,923,654
3.5000%, 2/15/39	745,000	886,521
2.5000%, 2/15/45	898,000	875,620
3.0000%, 5/15/45	137,000	147,751
2.8750%, 8/15/45	474,000	498,589
3.0000%, 11/15/45	528,000	570,013
2.5000%, 2/15/46	2,351,000	2,292,317
Total U.S. Treasury Notes/Bonds (cost $31,788,557)		32,090,501
Investment Companies – 4.7%
Money Markets – 4.7%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $13,019,616)	13,019,616	13,019,616
Total Investments (total cost $284,163,022) – 100.8%		279,722,551
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(2,238,513)
Net Assets – 100%		$277,484,038

Summary of Investments by Country - (Long Positions) (unaudited)
		% of Investment
Country	Value	Securities
United States	$123,402,338	44.1%
United Kingdom	33,847,681	12.1
New Zealand	20,510,891	7.3
Italy	18,379,384	6.6
Sweden	14,734,261	5.3
Ireland	14,290,848	5.1
Mexico	11,593,941	4.1
France	9,951,404	3.6
Spain	7,375,082	2.6
Germany	6,699,037	2.4
Portugal	6,501,082	2.3
Switzerland	2,707,675	1.0
Belgium	2,227,045	0.8
Luxembourg	1,642,117	0.6
Cayman Islands	1,542,740	0.5
Taiwan	1,388,043	0.5
Netherlands	1,386,967	0.5
Canada	818,070	0.3
Singapore	723,945	0.3

Total	$279,722,551	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	4/20/16	(146,000)	$(111,806)	$3,327
British Pound	4/20/16	19,264,000	27,664,373	(279,911)
Canadian Dollar	4/20/16	(9,096,000)	(7,004,682)	132,861
Euro	4/20/16	1,957,000	2,227,600	907
Euro	4/20/16	37,896,000	43,135,981	(865,921)
Indian Rupee	4/20/16	(363,703,000)	(5,474,994)	114,201
Indian Rupee	4/20/16	(187,516,000)	(2,822,767)	(3,823)
Japanese Yen	4/20/16	(1,094,700,000)	(9,733,383)	21,626
Japanese Yen	4/20/16	(5,142,989,000)	(45,728,220)	(77,367)
Korean Won	4/20/16	(6,388,368,000)	(5,586,610)	181,379
Korean Won	4/20/16	(3,169,558,000)	(2,771,770)	(1,247)
Malaysian Ringgit	4/20/16	(10,892,000)	(2,791,209)	9,799
Mexican Peso	4/20/16	58,423,000	3,376,874	(47,074)
New Zealand Dollar	4/20/16	29,902,000	20,642,949	(465,379)
Norwegian Krone	4/20/16	16,400,000	1,983,030	(62,002)
Swedish Krona	4/20/16	82,583,000	10,182,864	(417,817)
Total			$27,188,230	$(1,756,441)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $44,514,767, which represents 16.0% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $3,358,292.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of March 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	—	152,239,638	(139,220,022)	13,019,616	$—	$11,207	$13,019,616

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$688,726	$696,201	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 41,159,204	$ -
Bank Loans and Mezzanine Loans	-	3,929,032	-
Corporate Bonds	-	78,861,498	-
Foreign Government Bonds	-	96,477,442	-
Inflation-Indexed Bonds	-	14,185,258	-
U.S. Treasury Notes/Bonds	-	32,090,501	-
Investment Companies	-	13,019,616	-
Total Investments in Securities	$ -	$ 279,722,551	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 464,100	$ -
Total Assets	$ -	$ 280,186,651	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 2,220,541	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended March 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $53,395,801 and $80,845,648, respectively.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 284,320,776	$ 5,038,909	$ (9,637,134)	$ (4,598,225)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 14.1%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33†	$17,220,216	$17,138,225
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36†	1,105,014	936,007
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37†	782,577	632,910
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37†	3,656,399	3,091,751
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36†	2,062,766	1,936,898
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36†	2,471,639	2,069,684
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22†	726,410	629,509
Banc of America Alternative Loan Trust 2003-5, 5.5000%, 7/25/33†	8,484,768	8,490,485
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35†	6,072,266	4,922,486
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	680,653	661,633
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36†,‡	1,634,689	1,553,159
Banc of America Funding 2007-2 Trust, 5.7353%, 3/25/37†,‡	1,481,261	1,457,341
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37†	44,754	39,289
Banc of America Mortgage Trust 2004-5, 4.7500%, 6/25/19†	141,817	142,621
Bear Stearns ALT-A Trust 2005-4, 2.8463%, 5/25/35†,‡	3,239,751	2,472,345
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36†	3,083,617	2,759,259
Credit-Based Asset Servicing and Securitization LLC, 5.0620%, 9/25/32†,(a)	178,995	171,759
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36†	9,759,706	9,086,327
Equity One Mortgage Pass-Through Trust 2003-4, 6.5310%, 10/25/34†,(a)	296,245	259,504
Fannie Mae REMICS, 6.1670%, 6/25/38†,‡	30,492,465	3,334,046
Fannie Mae REMICS, 5.5670%, 3/25/39‡	41,777,652	4,815,898
Fannie Mae REMICS, 6.1170%, 5/25/39‡	89,452,387	11,429,993
Fannie Mae REMICS, 5.7170%, 3/25/40‡	28,742,765	3,913,753
Fannie Mae REMICS, 4.3170%, 5/25/40†,‡	55,373,337	6,523,300
Fannie Mae REMICS, 5.3370%, 6/25/40†,‡	2,848,686	405,867
Fannie Mae REMICS, 6.1170%, 7/25/42‡	16,836,481	3,211,151
Fannie Mae REMICS, 5.1670%, 5/25/45‡	44,976,547	6,894,167
Freddie Mac REMICS, 6.0638%, 8/15/35†,‡	9,214,357	1,576,114
Freddie Mac REMICS, 5.6138%, 4/15/39‡	31,677,411	3,654,696
Freddie Mac REMICS, 5.6138%, 5/15/39‡	15,513,986	1,801,611
Freddie Mac REMICS, 5.6170%, 5/25/39‡	54,027,430	6,269,235
Freddie Mac REMICS, 6.2138%, 11/15/40‡	26,263,733	3,071,223
Freddie Mac REMICS, 6.1138%, 3/15/41‡	1,986,778	333,623
Freddie Mac REMICS, 6.1138%, 5/15/42‡	10,261,886	1,969,813
Government National Mortgage Association, 3.5000%, 12/20/39	35,341,252	2,349,352
Government National Mortgage Association, 6.1679%, 12/20/39‡	16,684,920	2,045,823
Government National Mortgage Association, 5.7179%, 4/20/43‡	717,711	110,291
Government National Mortgage Association, 5.2179%, 10/20/45‡	13,665,345	2,038,084
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36†	895,676	766,131
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36†	1,150,356	841,282
IndyMac INDA Mortgage Loan Trust 2006-AR1, 4.6135%, 8/25/36†,‡	1,404,729	1,317,970
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36†	2,467,690	2,252,711
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36†	4,408,519	3,756,817
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37†	2,284,719	1,877,339
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	8,048,940	8,068,665
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36†	6,803,610	6,132,806
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46†,(a)	1,761,083	879,052
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21†	706,397	676,696
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	279,069	268,572
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37†,(a)	538,522	500,837
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	205,297	196,594
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36†	886,463	639,364
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37†	6,103,737	4,134,073
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21†	2,366,992	2,342,694
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
4.2620%, 8/25/36†,‡	2,646,356	2,326,494
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.0889%, 5/25/37†,‡	8,021,858	6,963,565
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37†	5,573,294	4,029,681
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)†	9,386,056	9,110,955
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $186,583,005)		181,281,530
Corporate Bonds – 69.3%
Banking – 18.4%
Ally Financial, Inc., 3.2996%, 7/18/16‡	4,061,000	4,070,024
Ally Financial, Inc., 3.5000%, 7/18/16	11,173,000	11,178,586
Ally Financial, Inc., 2.7500%, 1/30/17	3,901,000	3,881,495
Ally Financial, Inc., 5.5000%, 2/15/17†	18,961,000	19,308,366
Ally Financial, Inc., 3.2500%, 9/29/17†	18,713,000	18,596,044
Ally Financial, Inc., 6.2500%, 12/1/17	2,809,000	2,928,383
Ally Financial, Inc., 3.2500%, 2/13/18†	45,679,000	45,222,210

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Ally Financial, Inc., 3.6000%, 5/21/18†	$46,250,000	$45,845,312
Ally Financial, Inc., 8.0000%, 12/31/18†	5,790,000	6,253,200
Bank of America Corp., 6.0500%, 5/16/16	2,906,000	2,926,028
Bank of America Corp., 5.7500%, 8/15/16	14,725,000	14,969,995
Bank of America Corp., 5.7000%, 5/2/17†	1,553,000	1,615,035
China Merchants Bank Co., Ltd., Hong Kong, 2.3750%, 6/12/17†	3,000,000	3,013,041
Citigroup Global Markets Holdings, Inc., 0%, 9/7/16◊	7,456,000	7,413,163
Citigroup, Inc., 0.9061%, 6/9/16‡	12,860,000	12,852,593
Countrywide Financial Corp., 6.2500%, 5/15/16	14,327,000	14,408,334
First Midwest Bancorp, Inc., 5.8500%, 4/1/16	550,000	550,000
HSBC Bank Brasil SA - Banco Multiplo, 4.0000%, 5/11/16 (144A)	5,500,000	5,500,550
Santander Holdings USA, Inc., 4.6250%, 4/19/16	2,000,000	2,002,940
SunTrust Banks, Inc., 2.3500%, 11/1/18	2,000,000	2,013,866
Toll Road Investors Partnership II LP, 0%, 2/15/43 (144A)†,◊,§	9,400,000	1,950,124
Wells Fargo & Co., 5.1250%, 9/15/16	2,700,000	2,749,181
Wells Fargo Bank NA, 1.1746%, 9/7/17‡	4,159,000	4,162,830
Zions Bancorporation, 4.5000%, 3/27/17	2,023,000	2,063,788
		235,475,088
Basic Industry – 2.1%
Alcoa, Inc., 5.5500%, 2/1/17†	2,355,000	2,409,872
Ashland, Inc., 3.8750%, 4/15/18†	8,325,000	8,605,969
BHP Billiton Finance USA, Ltd., 1.6250%, 2/24/17	1,591,000	1,592,379
Kinross Gold Corp., 3.6250%, 9/1/16	5,802,000	5,802,000
Reliance Steel & Aluminum Co., 6.2000%, 11/15/16	8,217,000	8,426,328
United States Steel Corp., 6.0500%, 6/1/17†	183,000	178,819
		27,015,367
Brokerage – 0.5%
Nomura Holdings, Inc., 2.0000%, 9/13/16	5,937,000	5,954,758
Capital Goods – 1.9%
CEMEX Espana SA, Luxembourg, 9.8750%, 4/30/19 (144A)	13,169,000	13,873,541
Hanson, Ltd., 6.1250%, 8/15/16	3,838,000	3,902,095
Masco Corp., 6.1250%, 10/3/16	3,445,000	3,528,541
SPX FLOW, Inc., 6.8750%, 9/1/17	3,329,000	3,441,354
		24,745,531
Communications – 2.3%
CenturyLink, Inc., 6.0000%, 4/1/17†	6,000,000	6,165,000
CenturyLink, Inc., 5.1500%, 6/15/17†	8,150,000	8,313,000
Embarq Corp., 7.0820%, 6/1/16†	268,000	269,723
Pearson Funding Two PLC, 4.0000%, 5/17/16 (144A)	669,000	670,856
Qwest Corp., 6.5000%, 6/1/17†	9,722,000	10,123,032
Verizon Communications, Inc., 2.5000%, 9/15/16	3,720,000	3,748,648
		29,290,259
Consumer Cyclical – 12.6%
ADT Corp., 2.2500%, 7/15/17†	2,470,000	2,500,875
Centex LLC, 6.5000%, 5/1/16	3,855,000	3,855,000
Dillard's, Inc., 6.6250%, 1/15/18†	3,578,000	3,795,943
Dillard's, Inc., 7.1300%, 8/1/18†	6,668,000	7,299,713
DR Horton, Inc., 4.7500%, 5/15/17†	1,817,000	1,857,883
Ford Motor Credit Co. LLC, 4.2070%, 4/15/16	12,603,000	12,614,217
Ford Motor Credit Co. LLC, 1.7000%, 5/9/16	910,000	910,611
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	12,106,000	12,182,740
Ford Motor Credit Co. LLC, 8.0000%, 12/15/16	1,425,000	1,487,600
Ford Motor Credit Co. LLC, 4.2500%, 2/3/17	14,587,000	14,912,465
Ford Motor Credit Co. LLC, 1.4610%, 3/27/17†	10,741,000	10,726,274
Ford Motor Credit Co. LLC, 6.6250%, 8/15/17†	869,000	921,745
Ford Motor Credit Co. LLC, 2.5510%, 10/5/18†	3,953,000	3,966,677
Ford Motor Credit Co. LLC, 2.9430%, 1/8/19	1,044,000	1,060,107
General Motors Financial Co., Inc., 2.7500%, 5/15/16	22,012,000	22,051,688
Kia Motors Corp., 3.6250%, 6/14/16 (144A)	800,000	802,968
Lennar Corp., 6.5000%, 4/15/16	21,717,000	21,717,000
Lennar Corp., 4.7500%, 12/15/17	550,000	562,375
Lennar Corp., 4.5000%, 11/15/19	299,000	310,960
MGM Resorts International, 6.8750%, 4/1/16	4,110,000	4,110,000
MGM Resorts International, 7.5000%, 6/1/16	20,315,000	20,467,362
MGM Resorts International, 10.0000%, 11/1/16	1,750,000	1,824,043
Realogy Group LLC / Sunshine Group Florida, Ltd., 3.3750%, 5/1/16 (144A)	1,552,000	1,550,060
Volkswagen International Finance NV, 1.0582%, 11/18/16 (144A)‡	4,270,000	4,249,226
Wyndham Worldwide Corp., 2.9500%, 3/1/17†	2,650,000	2,675,096
Yum! Brands, Inc., 6.2500%, 4/15/16	3,785,000	3,788,785
		162,201,413
Consumer Non-Cyclical – 4.0%
Becton Dickinson and Co., 1.0839%, 6/15/16‡	6,912,000	6,912,470
Constellation Brands, Inc., 7.2500%, 9/1/16	13,026,000	13,286,520
Constellation Brands, Inc., 7.2500%, 5/15/17†	4,293,000	4,539,848

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
FBG Finance Pty, Ltd., 7.8750%, 6/1/16 (144A)	$1,162,000	$1,174,364
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17†	1,821,000	1,921,155
Quest Diagnostics, Inc., 3.2000%, 4/1/16	3,000,000	3,000,000
Reynolds American, Inc., 3.5000%, 8/4/16	5,722,000	5,757,722
Safeway, Inc., 3.4000%, 12/1/16	4,000,000	4,000,000
Safeway, Inc., 6.3500%, 8/15/17†	4,133,000	4,215,660
Tate & Lyle International Finance PLC, 6.6250%, 6/15/16 (144A)	1,302,000	1,315,495
Tesco PLC, 5.5000%, 11/15/17 (144A)	4,900,000	5,097,597
		51,220,831
Electric – 2.9%
Dominion Resources, Inc., 1.9500%, 8/15/16	1,361,000	1,365,299
Dominion Resources, Inc., 4.1040%, 4/1/21(a)	6,770,000	6,922,799
DPL, Inc., 6.5000%, 10/15/16	889,000	906,780
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	8,470,000	8,484,221
Southern Power Co., 1.8500%, 12/1/17†	8,297,000	8,357,850
Talen Energy Supply LLC, 6.5000%, 5/1/18†	4,000,000	3,880,000
TransAlta Corp., 1.9000%, 6/3/17†	8,234,000	7,952,512
		37,869,461
Energy – 10.0%
Anadarko Petroleum Corp., 5.9500%, 9/15/16	19,251,000	19,585,236
Anadarko Petroleum Corp., 6.3750%, 9/15/17	2,054,000	2,152,541
Boardwalk Pipelines LP, 5.8750%, 11/15/16	474,000	475,109
Boardwalk Pipelines LP, 5.5000%, 2/1/17	3,825,000	3,824,828
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	1,691,000	1,743,123
ConocoPhillips Canada Funding Co. I, 5.6250%, 10/15/16	7,406,000	7,578,597
DCP Midstream Operating LP, 2.5000%, 12/1/17†	1,119,000	1,065,855
Devon Energy Corp., 1.1739%, 12/15/16‡	445,000	436,050
FMC Technologies, Inc., 2.0000%, 10/1/17	3,888,000	3,780,462
Hess Corp., 1.3000%, 6/15/17	2,632,000	2,600,987
Lukoil International Finance BV, 6.3560%, 6/7/17 (144A)†	4,000,000	4,168,400
Marathon Oil Corp., 6.0000%, 10/1/17	7,390,000	7,490,970
Marathon Petroleum Corp., 2.7000%, 12/14/18	4,137,000	4,132,143
Nabors Industries, Inc., 2.3500%, 9/15/16	6,474,000	6,448,764
Noble Holding International, Ltd., 5.0000%, 3/16/18†	4,119,000	3,826,057
Northwest Pipeline LLC, 5.9500%, 4/15/17	2,433,000	2,422,536
Pioneer Natural Resources Co., 5.8750%, 7/15/16	3,044,000	3,074,671
Pioneer Natural Resources Co., 6.6500%, 3/15/17†	1,500,000	1,551,074
Plains All American Pipeline LP / PAA Finance Corp., 6.1250%, 1/15/17†	463,000	478,219
Sabine Pass LNG LP, 7.5000%, 11/30/16	34,946,000	35,959,434
Spectra Energy Capital LLC, 6.2000%, 4/15/18	4,100,000	4,304,049
Spectra Energy Partners LP, 2.9500%, 6/15/16	2,472,000	2,475,016
Tennessee Gas Pipeline Co. LLC, 7.5000%, 4/1/17†	4,000,000	4,119,736
Transocean, Inc., 5.8000%, 12/15/16	2,429,000	2,421,713
Weatherford International LLC, 6.3500%, 6/15/17†	1,568,000	1,552,320
Williams Partners LP / Williams Partners Finance Corp., 7.2500%, 2/1/17	814,000	834,215
		128,502,105
Finance Companies – 4.1%
Aircastle, Ltd., 6.7500%, 4/15/17†	1,821,000	1,905,221
Aviation Capital Group Corp., 3.8750%, 9/27/16 (144A)	7,896,000	7,935,480
CIT Group, Inc., 5.0000%, 5/15/17†	12,649,000	12,870,357
CIT Group, Inc., 4.2500%, 8/15/17†	15,067,000	15,332,330
GATX Corp., 3.5000%, 7/15/16	1,424,000	1,432,491
International Lease Finance Corp., 5.7500%, 5/15/16	9,640,000	9,664,100
International Lease Finance Corp., 2.5839%, 6/15/16‡	1,578,000	1,579,472
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	532,000	539,980
iStar, Inc., 3.8750%, 7/1/16	868,000	867,256
		52,126,687
Financial – 2.6%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.5000%, 3/15/17†	25,991,000	25,861,045
LeasePlan Corp. NV, 2.8750%, 1/22/19 (144A)†	8,120,000	8,090,784
		33,951,829
Government Sponsored – 1.8%
Eksportfinans ASA, 2.3750%, 5/25/16†	11,683,000	11,691,996
Eksportfinans ASA, 5.5000%, 5/25/16	6,759,000	6,795,566
Eksportfinans ASA, 5.5000%, 6/26/17	4,050,000	4,211,636
		22,699,198
Insurance – 0.5%
Kemper Corp., 6.0000%, 5/15/17†	6,000,000	6,210,660
Natural Gas – 0.4%
CenterPoint Energy Resources Corp., 6.1500%, 5/1/16	2,825,000	2,835,712
Sempra Energy, 6.5000%, 6/1/16	1,827,000	1,841,271
		4,676,983

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Owned No Guarantee – 2.6%
Gazprom OAO Via Gaz Capital SA, 4.9500%, 5/23/16 (144A)	$6,000,000	$6,020,340
ICBCIL Finance Co., Ltd., 2.6000%, 11/13/18 (144A)†	8,164,000	8,207,449
Petrobras Global Finance BV, 2.0000%, 5/20/16	8,100,000	8,070,030
Petrobras Global Finance BV, 2.2382%, 5/20/16‡	4,941,000	4,923,707
Petroleos Mexicanos, 5.5000%, 2/4/19 (144A)	5,723,000	5,994,843
		33,216,369
Technology – 2.4%
Dell, Inc., 3.1000%, 4/1/16	9,141,000	9,141,000
Fidelity National Information Services, Inc., 2.8500%, 10/15/18†	16,459,000	16,727,265
Juniper Networks, Inc., 3.1250%, 2/26/19	4,105,000	4,174,781
NXP BV / NXP Funding LLC, 3.5000%, 9/15/16 (144A)	460,000	461,150
		30,504,196
Transportation – 0.2%
ERAC USA Finance LLC, 1.4000%, 4/15/16 (144A)	717,000	717,119
Kansas City Southern, 1.3211%, 10/28/16 (144A)‡	1,680,000	1,666,263
		2,383,382
Total Corporate Bonds (cost $887,605,774)		888,044,117
Foreign Government Bonds – 0.6%
Banco Nacional de Desenvolvimento Economico e Social,
3.3750%, 9/26/16 (144A) (cost $7,324,699)	7,300,000	7,279,560
Common Stocks – 7.5%
Beverages – 2.8%
SABMiller PLC	591,588	36,155,526
Chemicals – 1.2%
Airgas, Inc.	110,548	15,658,019
Electronic Equipment, Instruments & Components – 0.2%
Ingram Micro, Inc. - Class A	48,083	1,726,661
Food & Staples Retailing – 0.3%
Rite Aid Corp.*	422,091	3,440,042
Gas Utilities – 1.2%
AGL Resources, Inc.†	218,297	14,219,867
Piedmont Natural Gas Co., Inc.	13,632	815,603
		15,035,470
Health Care Equipment & Supplies – 0.3%
Alere, Inc.*	73,614	3,725,605
Insurance – 0.8%
Fidelity & Guaranty Life	302,143	7,928,232
Phoenix Cos., Inc.*	71,616	2,638,333
		10,566,565
Media – 0%
Cablevision Systems Corp. - Class A	549	18,117
Multi-Utilities – 0%
TECO Energy, Inc.†	14,655	403,452
Real Estate Investment Trusts (REITs) – 0.7%
American Capital Agency Corp.†	277,560	5,170,943
Annaly Capital Management, Inc.†	363,333	3,727,797
		8,898,740
Total Common Stocks (cost $94,870,488)		95,628,197
Short-Term Taxable Variable Rate Demand Notes – 0.4%
Chicago Board of Education, 6.0380%, 12/1/29†	$ 5,395,000	4,002,712
Chicago Board of Education, 6.1380%, 12/1/39†	1,450,000	1,072,029
Chicago Board of Education, 6.5190%, 12/1/40†	915,000	678,701
Total Short-Term Taxable Variable Rate Demand Notes (cost $6,633,227)		5,753,442
Investment Companies – 9.5%
Closed-End Funds – 1.5%
BlackRock Credit Allocation Income Trust	19,278	241,361
BlackRock Taxable Municipal Bond Trust	616,919	14,182,968
Eaton Vance Limited Duration Income Fund	65,942	869,116
First Trust Intermediate Duration Preferred & Income Fund	97,433	2,197,114
Nuveen Build America Bond Fund	26,317	568,184
Nuveen Preferred Income Opportunities Fund	38,864	363,767
PIMCO Dynamic Credit Income Fund	35,148	612,981
		19,035,491
Exchange-Traded Funds (ETFs) – 0.3%
Duff & Phelps Global Utility Income Fund, Inc.	26,763	425,799
iShares US Preferred Stock	43,228	1,687,189
Reaves Utility Income Fund	84,891	2,545,032
		4,658,020

Shares or Principal Amounts		Value
Investment Companies – (continued)
Money Markets – 7.7%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	98,564,120	$98,564,120
Total Investment Companies (cost $120,658,309)		122,257,631
Total Investments (total cost $1,303,675,502) – 101.4%		1,300,244,477
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(18,353,808)
Net Assets – 100%		$1,281,890,669

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$1,111,297,552	85.5%
United Kingdom	55,549,752	4.3
Brazil	25,773,847	2.0
Norway	22,699,198	1.7
Mexico	19,868,384	1.5
Canada	15,497,635	1.2
China	11,220,490	0.9
Russia	10,188,740	0.8
Germany	10,072,476	0.8
Netherlands	8,551,934	0.6
Japan	5,954,758	0.4
Australia	2,766,743	0.2
South Korea	802,968	0.1

Total	$1,300,244,477	100.0%

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
90-Day Euro	829	9/17	$(321,238)	$(188,338)
90-Day Euro	3,024	12/17	(1,252,500)	(680,400)
90-Day Euro	793	3/18	(386,588)	(165,800)
90-Day Euro	1,753	6/18	(503,987)	(416,337)
Total			$(2,464,313)	$(1,450,875)

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
10-Year US Treasury Note Future	500	$132.00	4/16	$131,387	$68,887	$(62,500)
S&P 500® Emini Future	792	2,070.00	4/16	265,728	(110,472)	(376,200)
	1,292			397,115	(41,585)	(438,700)
Written Put Options:
10-Year US Treasury Note Future	500	128.00	4/16	186,075	162,638	(23,437)
10-Year US Treasury Note Future	1,584	128.50	4/16	379,110	255,360	(123,750)
	2,084			565,185	417,998	(147,187)
Total	3,376			$962,300	$376,413	$(585,887)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	1,637	164.00	EUR	4/16	$221,830	$204,001
Euro-Bund Future	791	165.00	EUR	4/16	(10,742)	(10,742)
Total	2,428				$211,088	$193,259

Schedule of OTC Written Interest Rate Swaptions
Counterparty/ Description	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Call Swaptions:
Barclays Capital, Inc.:
Interest Rate Swap maturing 4/6/46	Receive	3-Month USD LIBOR	1.80%	4/4/16	$38,505,000	USD	$273,386	$273,384	$(2)
Interest Rate Swap maturing 4/6/46	Receive	3-Month USD LIBOR	2.00	4/4/16	115,842,000	USD	648,858	622,472	(26,386)
Interest Rate Swap maturing 5/23/46	Receive	6-Month EURIBOR	0.80	5/19/16	34,675,000	EUR	606,034	390,362	(215,672)
Interest Rate Swap maturing 5/19/46	Receive	6-Month GBP LIBOR	1.40	5/19/16	27,002,000	GBP	272,539	123,270	(149,269)
Goldman Sachs International:
Interest Rate Swap maturing 4/6/46	Receive	3-Month USD LIBOR	1.80	4/4/16	38,523,000	USD	215,729	215,727	(2)
Interest Rate Swap maturing 4/6/46	Receive	3-Month USD LIBOR	2.00	4/4/16	38,574,000	USD	138,866	130,080	(8,786)
Interest Rate Swap maturing 4/20/46	Receive	3-Month USD LIBOR	2.00	4/18/16	79,298,000	USD	331,077	15,758	(315,319)
Interest Rate Swap maturing 5/23/46	Receive	6-Month EURIBOR	0.80	5/19/16	70,410,000	EUR	523,659	85,722	(437,937)
Interest Rate Swap maturing 5/23/46	Receive	6-Month EURIBOR	0.90	5/19/16	35,676,000	EUR	344,919	(92,110)	(437,029)
JPMorgan Chase & Co.:
Interest Rate Swap maturing 5/19/46	Receive	6-Month GBP LIBOR	1.40	5/19/16	26,969,000	GBP	530,649	381,562	(149,087)
							3,885,716	2,146,227	(1,739,489)
Written Put Swaptions:
Bank of America:
Interest Rate Swap maturing 4/20/46	Pay	6-Month EURIBOR	1.20	4/18/16	38,610,000	EUR	356,905	285,846	(71,059)
Barclays Capital, Inc.:
Interest Rate Swap maturing 4/20/46	Pay	6-Month EURIBOR	1.20	4/18/16	30,888,000	EUR	295,970	239,123	(56,847)
Interest Rate Swap maturing 4/18/46	Pay	6-Month GBP LIBOR	1.85	4/18/16	27,027,000	GBP	133,059	109,525	(23,534)
Goldman Sachs International:
Interest Rate Swap maturing 4/6/46	Pay	3-Month USD LIBOR	2.50	4/4/16	77,088,000	USD	535,852	535,852	-

Interest Rate Swap maturing 4/20/46	Pay	6-Month EURIBOR	1.20%	4/18/16	$35,693,000	EUR	$336,255	$270,565	$(65,690)
Interest Rate Swap maturing 5/23/46	Pay	3-Month USD LIBOR	2.40	5/19/16	118,794,000	USD	946,465	300,191	(646,274)
Interest Rate Swap maturing 5/23/46	Pay	6-Month EURIBOR	1.20	5/19/16	34,861,000	EUR	390,891	228	(390,663)
Interest Rate Swap maturing 5/19/46	Pay	6-Month GBP LIBOR	1.85	5/19/16	27,730,000	GBP	208,080	218	(207,862)
JPMorgan Chase & Co.:
Interest Rate Swap maturing 4/20/46	Pay	3-Month USD LIBOR	2.40	4/18/16	38,610,000	USD	119,691	91,602	(28,089)
Interest Rate Swap maturing 5/23/46	Pay	3-Month USD LIBOR	2.40	5/19/16	89,953,000	USD	728,619	239,249	(489,370)
							4,051,787	2,072,399	(1,979,388)
Total						$7,937,503		$4,218,626	$(3,718,877)

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions:
Credit Suisse International:
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00%	4/20/16	$60,040,000	$36,024	$6,454	$(29,570)
Goldman Sachs International:
CDX NA.HY.25	Credit Default Swap maturing 12/20/20	5.00	4/20/16	19,829,000	34,701	(2,261)	(36,962)
CDX NA.HY.25	Credit Default Swap maturing 6/20/21	5.00	6/15/16	94,744,000	639,476	(58,779)	(698,255)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	6/15/16	47,414,000	64,483	(15,805)	(80,288)
JPMorgan Chase & Co.:
CDX NA.HY.25	Credit Default Swap maturing 4/20/46	5.00	4/18/16	38,610,000	119,691	47,721	(71,970)
CDX NA.HY.25	Credit Default Swap maturing 12/20/20	5.00	6/15/16	39,581,000	138,534	(153,174)	(291,708)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	4/20/16	115,829,000	28,957	24,391	(4,566)
					$1,061,866	$(151,453)	$(1,213,319)

Schedule of Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Pay	Mexico Interbank TIE 28 Day	7.1400%	2/18/26	685,777,000	MXN	$750	$113,168	$(103,098)

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Receive	CPI Urban Consumers	1.6625%	3/31/21	$79,162,000	$151,097	$151,097

Schedule of OTC Credit Default Swaps - Buy Protection
				Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

Counterparty/	Fixed	Maturity	Notional
Reference Asset	Rate	Date	Amount
BNP Paribas:
Weatherford Bermuda	1.00%	12/20/16	$909,000	$95,445	$(84,411)	$11,034
Citigroup Global Markets: :
Talen Energy Supply LLC	1.00	12/20/16	3,636,000	58,925	(54,316)	4,609
Goldman Sachs International: :
United States Steel Corp.	5.00	12/20/16	76,000	6,080	(5,405)	675
Total				$160,450	$(144,132)	$16,318

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Barclays Capital, Inc.:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00%	12/20/19	$9,278,000	$223,150	$(90,378)	$132,772
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	4,473,000	103,511	(39,501)	64,010
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	23,610,000	554,663	(224,958)	329,705
Berkshire Hathaway, Inc.	AA	1.00	12/20/20	20,595,000	66,965	154,716	221,681
Berkshire Hathaway, Inc.	AA	1.00	12/20/20	20,171,000	246,691	(29,574)	217,117
BNP Paribas:
Foreign Government Bonds
Federative Republic of Brazil	BB	1.00	6/20/16	69,866,000	126,464	(41,708)	84,756
Petrobas Global Finance BV	B+	1.00	6/20/16	9,089,000	(125,348)	75,979	(49,369)
United Mexican States	BBB+	1.00	6/20/16	34,962,000	198,051	(131,551)	66,500
Citigroup Global Markets:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	9,386,000	220,746	(86,429)	134,317
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	8,427,000	175,255	(54,662)	120,593
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	10,790,000	253,487	(102,809)	150,678
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	9,278,000	103,465	(26,805)	76,660
MCDX.NA.24(3)	N/A	1.00	6/20/20	17,362,000	40,242	73,553	113,795
Credit Suisse International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	6/20/20	17,347,000	381,245	(145,028)	236,217
Foreign Government Bonds
Republic of Colombia	BBB	1.00	6/20/16	19,114,000	39,934	(6,719)	33,215
United Mexican States	BBB+	1.00	6/20/16	19,015,000	69,649	(33,481)	36,168
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	13,348,000	294,129	(103,114)	191,015
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	367,030	(122,523)	244,507
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	375,724	(131,217)	244,507
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,414,000	354,838	(111,658)	243,180
Berkshire Hathaway, Inc.	AA	1.00	12/20/20	20,658,000	67,175	155,184	222,359
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	10,000,000	81,754	871	82,625
Foreign Corporate Bonds
Kingdom of Spain	BBB+	1.00	3/20/17	34,827,000	373,699	(126,133)	247,566
Foreign Government Bonds
Arab Republic of Egypt	B-	1.00	6/20/16	3,794,000	(22,630)	3,599	(19,031)
Republic of Italy	Not Rated	1.00	3/20/17	34,827,000	359,201	(156,105)	203,096
United Mexican States	BBB+	1.00	6/20/16	34,450,000	202,637	(137,110)	65,527
JPMorgan Chase & Co.:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	17,904,000	451,668	(195,455)	256,213
Berkshire Hathaway, Inc.	AA	1.00	12/20/20	24,597,000	134,581	130,177	264,758
Foreign Government Bonds
United Mexican States	BBB+	1.00	6/20/16	34,943,000	205,537	(139,073)	66,464

Morgan Stanley:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	358,344	(113,837)	244,507

Total					$6,281,857	$(1,755,749)	$4,526,108
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Notes to Schedule of Investments (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $105,326,491, which represents 8.2% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $435,780,015.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

(a)	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	34,178,000	1,009,416,917	(945,030,797)	98,564,120	$—	$104,342	$98,564,120

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition	% of Net

	Date	Cost	Value	Assets
Toll Road Investors Partnership II LP, 0%, 2/15/43	1/29/15	$1,759,287	$1,950,124	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 181,281,530	$ -
Corporate Bonds	-	888,044,117	-
Foreign Government Bonds	-	7,279,560	-
Common Stocks	95,628,197	-	-
Short-Term Taxable Variable Rate Demand Notes	-	5,753,442	-
Investment Companies	23,693,511	98,564,120	-
Total Investments in Securities	$ 119,321,708	$ 1,180,922,769	$ -

Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ -	$ 4,761,923	$ -
Variation Margin Receivable	-	204,001	-
Total Assets	$ 119,321,708	$ 1,185,888,693	$ -

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$ -	$ 585,887	$ -
Outstanding Swap Contracts, at Value	-	68,400	-
Swaptions Written, at Value	-	4,932,196	-
Variation Margin Payable	1,450,875	113,840	-
Total Liabilities	$ 1,450,875	$ 5,700,323	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Unconstrained Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $33,158,670 and $23,872,423, respectively. There were no forward currency contracts held at March 31, 2016.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $155,030,700 and $259,477,374, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased put options is $182,122. There were no purchased put options held at March 31, 2016.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the period ended March 31, 2016, the average ending monthly market value amounts on written call and put options are $3,878,809 and $4,654,647, respectively.

Written option activity for the period ended March 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2015	921,156,348	$ 28,209,485
Options written	1,558,994,019	54,564,654
Options closed	(1,180,083,827)	(27,860,291)
Options expired	(1,265,352,008)	(52,232,164)
Options exercised	(34,708,728)	(1,719,384)
Options outstanding at March 31, 2016	5,804	$ 962,300

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased credit default payer swaptions (put) in order to reduce credit exposure where reducing this exposure via the swaptions market was most attractive.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased put swaptions is $0. There were no purchased swaptions held at March 31, 2016.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the period, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period, the Fund sold interest rate payer swaptions (put) in order to gain interest rate volatility exposure and to also gain interest rate exposure.

During the period ended March 31, 2016, the average ending monthly market value amounts on written call and put swaptions are $2,717,381 and $1,597,640, respectively.

Written swaption activity for the period ended March 31, 2016 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2015	3,567,428,000	$4,293,554
Swaptions written	9,985,559,000	41,804,106
Swaptions closed	(3,532,841,000)	(22,086,949)
Swaptions expired	(8,579,371,000)	(15,011,342)
Swaptions exercised	-	-
Swaptions outstanding at March 31, 2016	1,440,775,000	$8,999,369

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended March 31, 2016, the average ending monthly market value amounts on credit default swaps which are buy protection credit default swaps and sell protection credit default swaps the reference asset are $3,795,218 and $(1,938,237), respectively.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Fund entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase our exposure to inflation. With higher inflation, the Fund benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the period ended March 31, 2016, the average ending monthly market value amounts on interest rate swaps which are long the reference asset is $881,588.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are investments in swaps and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,304,546,960	$ 5,535,774	$ (9,838,257)	$ (4,302,483)

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Government Money Market Fund

Schedule of Investments (unaudited)

March 31, 2016

Principal Amounts		Value
U.S. Government Agency Notes – 48.3%
Fannie Mae Discount Notes:
0.2805%, 4/1/16	$1,600,000	$1,600,000
Federal Farm Credit Discount Notes:
0.5224%, 11/9/16	2,000,000	1,993,585
0.5930%, 11/29/16	2,500,000	2,490,083
		4,483,668
Federal Home Loan Bank Discount Notes:
0.2204%, 4/1/16	2,000,000	2,000,000
0.3565%, 4/6/16	2,000,000	1,999,901
0.3608%, 4/7/16	1,800,000	1,799,892
0.3616%, 4/8/16	2,000,000	1,999,860
0.3608%, 4/15/16	3,000,000	2,999,580
0.2404%, 4/20/16	2,000,000	1,999,746
0.3173%, 4/22/16	3,000,000	2,999,335
0.3708%, 4/25/16	2,500,000	2,499,383
0.2756%, 4/27/16	3,000,000	2,999,404
0.3668%, 5/13/16	2,000,000	1,999,146
0.4917%, 5/20/16	3,000,000	2,998,528
0.3910%, 5/27/16	3,000,000	2,998,180
0.3930%, 6/1/16	2,000,000	1,998,729
0.3859%, 6/8/16	3,000,000	2,997,818
0.3309%, 6/9/16	2,000,000	1,998,734
0.3508%, 6/15/16	3,000,000	2,997,812
0.5120%, 7/27/16	1,500,000	1,497,513
0.4590%, 8/10/16	3,000,000	2,995,005
0.4566%, 8/12/16	2,000,000	1,996,637
0.5069%, 8/31/16	3,000,000	2,993,602
0.5120%, 9/7/16	3,000,000	2,993,241
0.5140%, 9/9/16	3,000,000	2,993,130
0.4465%, 9/21/16	2,000,000	1,995,723
0.4868%, 9/23/16	3,000,000	2,992,927
		59,743,826
FHLMC Multifamily VRD Certificates Taxable:
0.4800%, 1/15/42	5,958,764	5,958,633
Freddie Mac Discount Notes:
0.3507%, 4/13/16	2,500,000	2,499,708
0.4323%, 7/13/16	3,000,000	2,996,299
		5,496,007
Total U.S. Government Agency Notes (cost $77,282,134)		77,282,134
Variable Rate Demand Agency Notes ‡ – 40.4%
AE REALTY LLC, 0.4200%, 10/1/23	780,000	780,000
Clearwater Solutions LLC, 0.4500%, 9/1/21	940,000	940,000
Cypress Bend Real Estate Development Co. LLC, 0.4200%, 4/1/33	9,000,000	9,000,000
Florida Food Products, Inc., 0.4200%, 12/1/22	2,220,000	2,220,000
Greer Family LLC, 0.4200%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 0.7200%, 5/1/37	395,000	395,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
0.4200%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 0.4800%, 6/1/47	3,555,000	3,555,000
Koar D'Iberville Center LLC, 0.3000%, 1/1/33	5,820,000	5,820,000
Lake Nona Trust, 0.4200%, 10/1/44	3,100,000	3,100,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.4329%, 11/1/35	9,700,000	9,700,000
Mississippi Business Finance Corp., 0.4000%, 9/1/21	1,700,000	1,700,000
Mississippi Business Finance Corp., 0.4300%, 1/1/34	3,450,000	3,450,000
Mississippi Business Finance Corp., 0.4300%, 8/1/34	4,275,000	4,275,000
Mississippi Business Finance Corp., 0.4300%, 12/1/35	3,470,000	3,470,000
Phenix City Downtown Redevelopment Authority, 0.4200%, 2/1/33	3,990,000	3,990,000
Sacramento Redevelopment Agency Successor Agency, 0.5000%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocable Trust, 0.4200%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 0.4200%, 10/1/22	1,775,000	1,775,000
Total Variable Rate Demand Agency Notes (cost $64,670,000)		64,670,000

Principal Amounts		Value
Repurchase Agreements(a) – 11.3%
Undivided interest of 12.1% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,001,125) with RBC Capital Markets Corp., 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $18,200,137 collateralized by $144,061,090 in U.S. Government Agencies 0.7830% - 5.0000%, 5/1/26 - 3/1/46 with a value of $153,000,000 (cost $18,200,000)	$18,200,000	$18,200,000
Total Investments (total cost $160,152,134) – 100.0%		160,152,134
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(44,870)
Net Assets – 100%		$160,107,264

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.
(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
U.S. Government Agency Notes	$ -	$ 77,282,134	$ -
Variable Rate Demand Agency Notes	-	64,670,000	-
Repurchase Agreements	-	18,200,000	-
Total Assets	$ -	$ 160,152,134	$ -

Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus High-Yield Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.1%
COMM 2015-3BP Mortgage Trust, 3.2384%, 2/10/35 (144A)‡	$4,702,000	$3,845,288
Fannie Mae Connecticut Avenue Securities, 5.3330%, 11/25/24‡	3,767,673	3,799,855
Fannie Mae Connecticut Avenue Securities, 4.4330%, 5/25/25‡	7,755,000	7,542,987
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	10,207,000	9,563,884
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
3.7362%, 1/15/32 (144A)‡	4,865,000	4,736,767
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3862%, 1/15/32 (144A)‡	3,973,000	3,805,979
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	2,347,000	2,151,016
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	4,349,718	4,306,107
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $40,888,644)		39,751,883
Bank Loans and Mezzanine Loans – 5.3%
Basic Industry – 0.5%
Oxbow Energy Solutions LLC, 8.0000%, 1/17/20‡	12,110,000	9,395,301
Capital Goods – 0.8%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	4,994,791	4,620,182
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	11,163,000	10,828,110
		15,448,292
Consumer Cyclical – 1.7%
Cosmopolitan of Las Vegas, 9.1905%, 12/19/16‡	13,292,000	12,959,700
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	22,032,000	20,173,160
		33,132,860
Consumer Non-Cyclical – 0.2%
Del Monte Foods, Inc., 8.2500%, 8/18/21‡	1,344,000	934,080
Surgery Center Holdings, Inc., 8.5000%, 11/3/21‡	2,114,366	2,114,366
		3,048,446
Energy – 0.1%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	2,150,000	1,255,966
Real Estate Investment Trusts (REITs) – 0.4%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	7,312,000	7,165,760
Technology – 1.4%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	25,877,000	25,732,865
Transportation – 0.2%
OSG International, Inc., 5.7500%, 8/5/19‡	4,633,414	4,529,162
Total Bank Loans and Mezzanine Loans (cost $106,013,693)		99,708,652
Corporate Bonds – 86.0%
Banking – 1.8%
Ally Financial, Inc., 3.2500%, 11/5/18	15,294,000	15,041,649
Ally Financial, Inc., 4.6250%, 3/30/25	6,967,000	6,871,204
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	11,825,000	11,368,437
		33,281,290
Basic Industry – 2.0%
Alcoa, Inc., 5.1250%, 10/1/24	5,625,000	5,334,975
Aleris International, Inc., 9.5000%, 4/1/21 (144A)	9,482,000	9,665,714
ArcelorMittal, 5.5000%, 2/25/17	4,650,000	4,708,125
ArcelorMittal, 5.1250%, 6/1/20	5,329,000	5,115,840
ArcelorMittal, 6.2500%, 8/5/20	6,005,000	5,869,888
ArcelorMittal, 6.1250%, 6/1/25	2,249,000	2,080,325
Freeport-McMoRan,Inc., 3.8750%, 3/15/23	6,607,000	4,476,243
		37,251,110
Brokerage – 0.2%
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.3750%, 4/1/20 (144A)	4,891,000	4,230,715
Capital Goods – 5.9%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	37,315,000	37,594,862
American Builders & Contractors Supply Co., Inc., 5.6250%, 4/15/21 (144A)	9,061,000	9,332,830
Ball Corp., 5.2500%, 7/1/25	10,049,000	10,551,450
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II,
5.6250%, 12/15/16 (144A)	18,213,000	18,156,084
Builders FirstSource, Inc., 10.7500%, 8/15/23 (144A)	4,894,000	4,930,705
HD Supply, Inc., 7.5000%, 7/15/20	13,430,000	14,252,587
NCI Building Systems, Inc., 8.2500%, 1/15/23 (144A)	2,227,000	2,343,918
Summit Materials LLC / Summit Materials Finance Corp.,
8.5000%, 4/15/22 (144A)	13,499,000	13,937,717
		111,100,153
Communications – 15.1%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	18,089,000	18,134,222
Altice Finco SA, 7.6250%, 2/15/25 (144A)	6,188,000	5,925,010
Altice US Finance I Corp., 5.3750%, 7/15/23 (144A)	7,980,000	8,194,463

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Altice US Finance SA, 7.7500%, 7/15/25 (144A)	$15,074,000	$14,734,835
AMC Networks, Inc., 5.0000%, 4/1/24	9,466,000	9,501,498
Block Communications, Inc., 7.2500%, 2/1/20 (144A)	15,336,000	14,875,920
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	23,220,000	24,032,700
CCO Holdings LLC / CCO Holdings Capital Corp., 5.3750%, 5/1/25 (144A)	6,102,000	6,208,785
CCO Holdings LLC / CCO Holdings Capital Corp., 5.8750%, 5/1/27 (144A)	5,300,000	5,406,000
CenturyLink, Inc., 7.5000%, 4/1/24	3,661,000	3,670,153
Entercom Radio LLC, 10.5000%, 12/1/19	18,909,000	19,618,087
Frontier Communications Corp., 10.5000%, 9/15/22 (144A)	22,215,000	22,770,375
Harron Communications LP / Harron Finance Corp., 9.1250%, 4/1/20 (144A)	7,005,000	7,324,638
Level 3 Financing, Inc., 5.3750%, 8/15/22	12,749,000	12,946,737
Level 3 Financing, Inc., 5.1250%, 5/1/23	10,791,000	10,912,399
Level 3 Financing, Inc., 5.3750%, 1/15/24 (144A)	10,193,000	10,320,412
National CineMedia LLC, 7.8750%, 7/15/21	8,957,000	9,315,280
Numericable-SFR SA, 6.0000%, 5/15/22 (144A)	9,300,000	9,067,500
T-Mobile USA, Inc., 6.2500%, 4/1/21	11,999,000	12,596,550
T-Mobile USA, Inc., 6.0000%, 3/1/23	25,819,000	26,367,654
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	8,283,000	7,941,326
Univision Communications, Inc., 8.5000%, 5/15/21 (144A)	9,225,000	9,409,500
Univision Communications, Inc., 6.7500%, 9/15/22 (144A)	4,575,000	4,849,500
UPCB Finance IV, Ltd., 5.3750%, 1/15/25 (144A)	11,249,000	11,389,612
		285,513,156
Consumer Cyclical – 24.2%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	12,622,000	13,417,186
Boyd Gaming Corp., 6.3750%, 4/1/26 (144A)	9,415,000	9,768,062
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	8,901,000	8,714,079
Caesars Entertainment Resort Properties LLC, 11.0000%, 10/1/21	5,469,000	4,662,323
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	5,850,000	6,054,750
Century Communities, Inc., 6.8750%, 5/15/22	19,559,000	18,678,845
Dollar Tree, Inc., 5.7500%, 3/1/23 (144A)	11,343,000	12,023,580
DR Horton, Inc., 4.0000%, 2/15/20	4,174,000	4,299,220
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	10,659,000	10,818,885
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	12,866,000	13,187,650
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	19,824,000	18,188,520
IHS, Inc., 5.0000%, 11/1/22	13,661,000	14,156,211
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	4,800,000	4,883,040
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	5,175,000	5,123,250
JC Penney Corp., Inc., 5.7500%, 2/15/18	12,350,000	12,504,375
JC Penney Corp., Inc., 8.1250%, 10/1/19	7,158,000	7,354,845
KB Home, 7.6250%, 5/15/23	10,726,000	10,645,555
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)	2,244,000	2,232,780
Landry's, Inc., 9.3750%, 5/1/20 (144A)	35,603,000	37,383,155
Levi Strauss & Co., 5.0000%, 5/1/25	9,095,000	9,185,950
Meritage Homes Corp., 7.1500%, 4/15/20	8,372,000	8,832,460
Meritage Homes Corp., 7.0000%, 4/1/22	8,962,000	9,544,530
MGM Resorts International, 6.7500%, 10/1/20	15,155,000	16,397,710
MGM Resorts International, 6.6250%, 12/15/21	10,379,000	11,131,477
MGM Resorts International, 7.7500%, 3/15/22	9,012,000	10,037,115
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	23,097,000	23,674,425
MPG Holdco I, Inc., 7.3750%, 10/15/22	10,835,000	10,726,650
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.3750%, 2/15/18 (144A)	21,884,000	22,266,970
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	15,970,000	14,452,850
Pinnacle Entertainment, Inc., 7.5000%, 4/15/21	16,645,000	17,310,800
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	19,255,000	19,014,312
PulteGroup, Inc., 5.5000%, 3/1/26	7,500,000	7,715,625
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18 (144A)€,§	12,195,000	2,439,000
Quiksilver, Inc. / QS Wholesale, Inc., 10.0000%, 8/1/20ß,€	14,599,000	875,940
Rite Aid Corp., 6.1250%, 4/1/23 (144A)	3,691,000	3,912,460
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	21,486,000	22,264,867
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	11,024,000	11,533,860
Schaeffler Holding Finance BV, 6.7500%, 11/15/22 (144A)	4,667,000	5,075,363
Scientific Games International, Inc., 10.0000%, 12/1/22	5,781,000	4,682,610
Station Casinos LLC, 7.5000%, 3/1/21	7,287,000	7,715,111
WCI Communities, Inc., 6.8750%, 8/15/21	5,797,000	5,753,523
		458,639,919
Consumer Non-Cyclical – 10.8%
Albertson's Holdings LLC/Safeway, Inc., 7.7500%, 10/15/22 (144A)	3,340,000	3,615,550
Capsugel SA, 7.0000%, 5/15/19 (144A)	9,329,000	9,375,645
CHS/Community Health Systems, Inc., 8.0000%, 11/15/19	9,974,000	9,712,183
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	11,928,000	11,816,175
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	24,469,000	25,386,587
Fresenius Medical Care US Finance II, Inc., 5.6250%, 7/31/19 (144A)	4,084,000	4,455,391
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	8,281,000	9,096,679

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
HCA, Inc., 5.3750%, 2/1/25	$14,099,000	$14,253,243
HCA, Inc., 5.2500%, 6/15/26	4,178,000	4,282,450
Hologic, Inc., 5.2500%, 7/15/22 (144A)	5,313,000	5,538,803
Horizon Pharma Financing, Inc., 6.6250%, 5/1/23 (144A)	3,601,000	3,177,883
Jarden Corp., 5.0000%, 11/15/23 (144A)	13,364,000	13,998,790
JBS USA LLC / JBS USA Finance, Inc., 8.2500%, 2/1/20 (144A)	11,986,000	12,285,650
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)†	11,927,000	11,879,292
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	5,014,000	4,993,944
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.6250%, 10/15/23 (144A)	6,056,000	5,495,820
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.5000%, 4/15/25 (144A)	2,258,000	1,992,685
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.,
5.8750%, 1/15/24 (144A)	3,118,000	3,263,611
Post Holdings, Inc., 7.7500%, 3/15/24 (144A)	4,425,000	4,856,438
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	20,256,000	17,065,680
Smithfield Foods, Inc., 5.8750%, 8/1/21 (144A)	48,000	49,680
Smithfield Foods, Inc., 6.6250%, 8/15/22	358,000	380,375
SUPERVALU, Inc., 6.7500%, 6/1/21†	11,512,000	9,813,980
Tenet Healthcare Corp., 8.0000%, 8/1/20	6,609,000	6,799,009
Tenet Healthcare Corp., 6.0000%, 10/1/20	6,519,000	6,942,735
TreeHouse Foods, Inc., 6.0000%, 2/15/24 (144A)	3,000,000	3,180,000
		203,708,278
Electric – 0.5%
NRG Energy, Inc., 6.2500%, 7/15/22	10,888,000	10,125,840
Energy – 8.4%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	3,604,000	3,776,902
Anadarko Petroleum Corp., 8.7000%, 3/15/19	1,500,000	1,676,022
Anadarko Petroleum Corp., 4.8500%, 3/15/21	1,245,000	1,258,206
Anadarko Petroleum Corp., 5.5500%, 3/15/26	1,515,000	1,528,338
Canadian Natural Resources, Ltd., 6.7500%, 2/1/39	6,017,000	5,488,719
Carrizo Oil & Gas, Inc., 6.2500%, 4/15/23	2,144,000	1,889,400
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
6.1250%, 3/1/22	12,205,000	9,153,750
Devon Energy Corp., 2.2500%, 12/15/18	2,419,000	2,257,626
Devon Energy Corp., 5.8500%, 12/15/25	10,060,000	9,710,294
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	14,682,000	13,727,670
Endeavor Energy Resources LP / EER Finance, Inc., 8.1250%, 9/15/23 (144A)	7,386,000	7,016,700
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.,
8.6250%, 6/15/20†	6,029,000	5,576,825
Hess Corp., 3.5000%, 7/15/24	749,000	678,968
Hess Corp., 5.6000%, 2/15/41	307,000	272,701
Hiland Partners LP / Hiland Partners Finance Corp., 7.2500%, 10/1/20 (144A)	17,020,000	17,658,250
Hiland Partners LP / Hiland Partners Finance Corp., 5.5000%, 5/15/22 (144A)	14,522,000	14,559,481
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	9,512,000	9,416,880
Marathon Oil Corp., 6.0000%, 10/1/17	3,063,000	3,104,850
Marathon Oil Corp., 5.9000%, 3/15/18	1,000,000	999,963
MPLX LP, 4.5000%, 7/15/23 (144A)	11,637,000	10,731,350
Newfield Exploration Co., 5.3750%, 1/1/26	8,174,000	7,438,340
Oasis Petroleum, Inc., 6.5000%, 11/1/21	3,535,000	2,615,900
Oasis Petroleum, Inc., 6.8750%, 3/15/22	4,755,000	3,518,700
PBF Holding Co. LLC / PBF Finance Corp., 8.2500%, 2/15/20	5,253,000	5,436,855
QEP Resources, Inc., 5.3750%, 10/1/22	3,125,000	2,742,188
QEP Resources, Inc., 5.2500%, 5/1/23	4,051,000	3,524,370
Rice Energy, Inc., 6.2500%, 5/1/22	6,411,000	5,577,570
Sanchez Energy Corp., 6.1250%, 1/15/23	3,347,000	1,807,380
Seven Generations Energy, Ltd., 6.7500%, 5/1/23 (144A)	6,446,000	6,075,355
		159,219,553
Finance Companies – 0.5%
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	8,830,000	9,134,635
Financial – 1.3%
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	25,203,000	24,635,932
Industrial – 1.9%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,280,000	5,451,600
Howard Hughes Corp., 6.8750%, 10/1/21 (144A)	22,740,000	22,398,900
Park-Ohio Industries, Inc., 8.1250%, 4/1/21	9,016,000	9,173,780
		37,024,280
Insurance – 1.1%
Centene Corp., 4.7500%, 5/15/22	10,744,000	10,851,440
Centene Escrow Corp., 5.6250%, 2/15/21 (144A)	5,250,000	5,473,125
Centene Escrow Corp., 6.1250%, 2/15/24 (144A)	5,250,000	5,525,625
		21,850,190
Real Estate Investment Trusts (REITs) – 1.1%
Forest City Realty Trust, Inc., 3.6250%, 8/15/20	3,558,000	3,760,361

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Forestar USA Real Estate Group, Inc., 8.5000%, 6/1/22 (144A)	$17,322,000	$17,235,390
		20,995,751
Technology – 7.9%
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	21,740,000	17,500,700
Cardtronics, Inc., 5.1250%, 8/1/22	9,410,000	9,292,375
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	26,949,000	27,622,725
CommScope Technologies Finance LLC, 6.0000%, 6/15/25 (144A)	14,537,000	14,673,284
First Data Corp., 7.0000%, 12/1/23 (144A)	27,359,000	27,632,590
First Data Corp., 5.0000%, 1/15/24 (144A)	5,440,000	5,446,800
Qorvo, Inc., 6.7500%, 12/1/23 (144A)	4,647,000	4,798,028
Qorvo, Inc., 7.0000%, 12/1/25 (144A)	9,905,000	10,301,200
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	18,247,000	13,737,217
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,431,000	9,808,240
Western Digital Corp., 7.3750%, 4/1/23 (144A)	3,730,000	3,804,600
Western Digital Corp., 10.5000%, 4/1/24 (144A)	4,641,000	4,649,702
		149,267,461
Transportation – 3.3%
CEVA Group PLC, 4.0000%, 5/1/18 (144A)	5,270,000	4,532,200
Eletson Holdings, Inc., 9.6250%, 1/15/22 (144A)	5,439,000	4,242,420
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	21,385,000	21,385,000
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	11,498,000	8,278,560
Watco Cos. LLC / Watco Finance Corp., 6.3750%, 4/1/23 (144A)	7,615,000	7,424,625
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	16,812,000	17,400,420
		63,263,225
Total Corporate Bonds (cost $1,670,362,153)		1,629,241,488
Preferred Stocks – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Hess Corp., 8.0000% (cost $3,007,500)	60,150	4,055,313
Investment Companies – 5.5%
Money Markets – 5.5%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $103,776,995)	103,776,995	103,776,995
Total Investments (total cost $1,924,048,985) – 99.1%		1,876,534,331
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		16,834,322
Net Assets – 100%		$1,893,368,653

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,577,383,596	84.1%
Luxembourg	68,384,420	3.6
United Kingdom	46,892,682	2.5
Netherlands	30,403,924	1.6
Germany	30,161,293	1.6
Greece	29,629,007	1.6
Brazil	29,158,886	1.5
Singapore	25,732,865	1.4
New Zealand	18,156,084	1.0
Canada	11,564,074	0.6
France	9,067,500	0.5

Total	$1,876,534,331	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $993,819,927, which represents 52.5% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $18,692,768.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

€	Issuer is not accruing interest income. The rate shown is the stated coupon rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	182,533,818	573,070,177	(651,827,000)	103,776,995	$—	$312,996	$103,776,995

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 - 8/5/14	$37,335,744	$37,594,862	2.0%
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18	7/11/13 - 5/11/15	12,329,387	2,439,000	0.1
Total		$49,665,131	$40,033,862	2.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 39,751,883	$ -
Bank Loans and Mezzanine Loans	-	99,708,652	-
Corporate Bonds	-	1,629,241,488	-
Preferred Stocks	-	4,055,313	-
Investment Companies	-	103,776,995	-
Total Assets	$ -	$ 1,876,534,331	$ -

Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,925,059,529	$ 25,432,847	$ (73,958,045)	$ (48,525,198)

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Money Market Fund

Schedule of Investments (unaudited)

March 31, 2016

Principal Amounts		Value
Certificates of Deposit – 14.6%
Canadian Imperial Bank of Commerce, New York, 0.5400%, 4/20/16	$25,000,000	$24,999,867
Canadian Imperial Bank of Commerce, New York, 0.4100%, 5/5/16	30,000,000	30,000,000
Svenska Handelsbanken, New York, 0.5650%, 6/2/16	25,000,000	25,000,215
Toronto-Dominion Bank, New York, 0.4000%, 4/25/16	15,000,000	15,000,000
Toronto-Dominion Bank, New York, 0.7000%, 6/1/16	20,000,000	20,000,000
Wells Fargo Bank NA, 0.4400%, 4/12/16	10,000,000	10,000,000
Wells Fargo Bank NA, 0.5400%, 5/9/16	20,000,000	20,000,000
Wells Fargo Bank NA, 0.8200%, 7/7/16	5,000,000	5,000,000
Wells Fargo Bank NA, 0.8000%, 8/1/16	20,000,000	20,000,000
Total Certificates of Deposit (cost $170,000,082)		170,000,082
Commercial Paper – 39.3%
Australia & New Zealand Banking Group, Ltd., 0.5611%, 5/3/16 (Section 4(2))	20,000,000	19,990,219
BNP Paribas, New York, 0.3922%, 4/4/16	30,000,000	29,999,037
Commonwealth Bank of Australia, 0.5509%, 5/31/16 (Section 4(2))	7,000,000	6,993,699
Cooperatieve Rabobank UA, New York, 0.4075%, 4/1/16	35,000,000	35,000,000
Cooperatieve Rabobank UA, New York, 0.6792%, 6/27/16	14,000,000	13,977,491
Cooperatieve Rabobank UA, New York, 0.8285%, 8/18/16	5,000,000	4,984,356
HSBC Bank PLC, 0.5085%, 4/11/16 (Section 4(2))	5,000,000	4,999,307
HSBC Bank PLC, 0.5611%, 5/11/16 (Section 4(2))	15,000,000	14,990,830
HSBC Bank PLC, 0.8595%, 8/17/16 (Section 4(2))	15,000,000	14,951,675
JP Morgan Securities LLC, 0.6638%, 5/27/16	25,000,000	24,974,706
JP Morgan Securities LLC, 0.8286%, 8/3/16	25,000,000	24,930,206
JP Morgan Securities LLC, 0.8492%, 9/6/16	5,000,000	4,981,781
Manhattan Asset Funding Co. LLC, 0.4382%, 4/8/16 (Section 4(2))	15,000,000	14,998,746
Manhattan Asset Funding Co. LLC, 0.4541%, 4/18/16 (Section 4(2))	25,000,000	24,994,569
Nieuw Amsterdam Receivables Corp., 0.5140%, 5/3/16 (Section 4(2))	18,000,000	17,992,639
Nieuw Amsterdam Receivables Corp., 0.4690%, 5/13/16 (Section 4(2))	20,000,000	19,989,265
Standard Chartered Bank, New York, 0.6123%, 6/10/16 (Section 4(2))	20,000,000	19,976,663
Standard Chartered Bank, New York, 0.6123%, 6/13/16 (Section 4(2))	25,000,000	24,969,579
Standard Chartered Bank, New York, 0.6328%, 6/22/16 (Section 4(2))	10,000,000	9,985,877
Svenska Handelsbanken AB, 0.6586%, 7/11/16 (Section 4(2))	30,000,000	29,945,705
Swedbank AB, 0.6125%, 5/24/16	25,000,000	24,977,905
Swedbank AB, 0.5304%, 6/21/16	20,000,000	19,976,598
Swedbank AB, 0.5304%, 7/5/16	5,000,000	4,993,139
Victory Receivables Corp., 0.4689%, 4/21/16 (Section 4(2))	45,100,000	45,088,474
Total Commercial Paper (cost $458,662,466)		458,662,466
U.S. Government Agency Notes – 4.3%
Federal Home Loan Bank Discount Notes:
0.3708%, 5/11/16	21,500,000	21,491,159
0.3910%, 5/27/16	15,000,000	14,990,898
0.5120%, 9/7/16	14,000,000	13,968,460
Total U.S. Government Agency Notes (cost $50,450,517)		50,450,517
Variable Rate Demand Agency Notes ‡ – 10.2%
Breckenridge Terrace LLC, 0.4800%, 5/1/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 0.4800%, 5/1/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 0.6000%, 7/1/33	800,000	800,000
County of Eagle CO, 0.4800%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 0.4800%, 5/1/39	8,000,000	8,000,000
Hawkes 0-Side I LLC, 0.4300%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 0.4200%, 7/1/26	4,350,000	4,350,000
J-Jay Properties LLC, 0.4400%, 7/1/35	3,400,000	3,400,000
Kaneville Road Joint Venture, Inc., 0.4200%, 11/1/32	5,030,000	5,030,000
Lush Properties LLC, 0.4200%, 11/1/33	5,395,000	5,395,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.4329%, 11/1/35	4,130,000	4,130,000
Michael Dennis Sullivan Irrevocable Trust, 0.4200%, 2/1/35	6,000,000	6,000,000
Mississippi Business Finance Corp., 0.4300%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp., 0.4300%, 12/1/35	6,000,000	6,000,000
Phenix City Downtown Redevelopment Authority, 0.4200%, 2/1/33	4,630,000	4,630,000
Phoenix Realty Special Account, 0.4400%, 4/1/20	1,675,000	1,675,000
SSAB AB, 0.4200%, 4/1/34	5,000,000	5,000,000
Sunroad Centrum Apartments 4 LP, 0.4800%, 5/1/55	16,250,000	16,250,000
Tenderfoot Seasonal Housing LLC, 0.4800%, 7/1/35	5,700,000	5,700,000
Tift County Development Authority, 0.4800%, 2/1/18	2,600,000	2,600,000
Total Variable Rate Demand Agency Notes (cost $118,340,000)		118,340,000
Repurchase Agreements(a) – 31.6%
Goldman Sachs & Co., 0.3000%, dated 3/31/16, maturing 4/1/16 to be repurchased at $100,000,833 collateralized by $97,554,890 in U.S. Government Agencies 1.0862% - 8.3480%, 3/15/22 - 9/1/44 with a value of $102,000,000	100,000,000	100,000,000

Principal Amounts		Value
Repurchase Agreements – (continued)
HSBC Securities (USA), Inc., 0.2800%, dated 3/31/16, maturing 4/1/16 to be repurchased at $200,001,556 collateralized by $204,044,000 in U.S. Treasuries 0%, 4/7/16 - 7/28/16 with a value of $204,000,856	200,000,000	$200,000,000
Undivided interest of 45.7% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,001,125) with RBC Capital Markets Corp., 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $68,600,515 collateralized by $144,061,090 in U.S. Government Agencies 0.7830% - 5.0000%, 5/1/26 - 3/1/46 with a value of $153,000,000	68,600,000	68,600,000
Total Repurchase Agreements (cost $368,600,000)		368,600,000
Total Investments (total cost $1,166,053,065) – 100.0%		1,166,053,065
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(180,020)
Net Assets – 100%		$1,165,873,045

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.
(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Certificates of Deposit	$ -	$ 170,000,082	$ -
Commercial Paper	-	458,662,466	-
U.S. Government Agency Notes	-	50,450,517	-
Variable Rate Demand Agency Notes	-	118,340,000	-
Repurchase Agreements	-	368,600,000	-
Total Assets	$ -	$ 1,166,053,065	$ -

Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 29.3%
1211 Avenue of the Americas Trust 2015-1211, 4.1421%, 8/10/35 (144A)‡	$130,000		$114,432
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	65,000		65,199
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	149,000		147,612
AmeriCredit Automobile Receivables Trust 2015-3, 3.3400%, 8/8/21	200,000		200,775
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.5958%, 4/14/33 (144A)‡	100,000		83,450
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	650,000		648,250
Banc of America Commercial Mortgage Trust 2006-6, 5.5100%, 10/10/45	122,000		115,439
Banc of America Commercial Mortgage Trust 2006-6, 5.5500%, 10/10/45 (144A)	120,000		100,972
BBCCRE Trust 2015-GTP, 4.5626%, 8/10/33 (144A)‡	200,000		150,242
BHMS 2014-ATLS Mortgage Trust, 5.9141%, 7/5/33 (144A)‡	210,000		201,200
Capital Auto Receivables Asset Trust 2016-1, 4.0300%, 8/21/23	562,000		563,914
CGBAM Commercial Mortgage Trust 2014-HD, 3.4362%, 2/15/31 (144A)‡	100,000		94,075
COMM 2007-C9 Mortgage Trust, 5.8127%, 12/10/49‡	150,000		150,613
COMM 2015-3BP Mortgage Trust, 3.2384%, 2/10/35 (144A)‡	500,000		457,943
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	251,000		245,774
DECO 12-UK 4 PLC, 1.0194%, 1/27/20‡	211,374	GBP	283,238
ECAF I, Ltd., 4.9470%, 6/15/40 (144A)	247,793		240,862
Fannie Mae Connecticut Avenue Securities, 5.6830%, 10/25/23‡	130,762		135,572
Fannie Mae Connecticut Avenue Securities, 5.3330%, 11/25/24‡	262,117		264,356
Fannie Mae Connecticut Avenue Securities, 4.7330%, 2/25/25‡	290,000		289,853
Fannie Mae Connecticut Avenue Securities, 4.4330%, 5/25/25‡	186,000		180,915
Fannie Mae Connecticut Avenue Securities, 5.4330%, 7/25/25‡	960,000		959,997
Freddie Mac Structured Agency Credit Risk Debt Notes, 4.5830%, 1/25/25‡	650,000		653,574
Freddie Mac Structured Agency Credit Risk Debt Notes, 5.1330%, 4/25/28‡	250,000		242,662
FREMF 2015-K720 Mortgage Trust, 3.3894%, 7/25/22 (144A)‡	260,000		205,610
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	463,000		433,828
GS Mortgage Securities Corp Trust 2016-ICE2, 6.1881%, 2/15/33 (144A)‡	550,000		550,173
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	500,000		495,314
Hilton USA Trust 2013-HLF, 3.1910%, 11/5/30 (144A)‡	602,965		599,879
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
3.7362%, 1/15/32 (144A)‡	400,000		389,457
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3862%, 1/15/32 (144A)‡	300,000		287,388
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9362%, 7/15/36 (144A)‡	1,120,000		1,090,281
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	248,000		227,291
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	247,000		232,294
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	27,000		26,945
Leek Finance Number Eighteen PLC, 0.8834%, 9/21/38‡	580,216		613,291
London & Regional Debt Securitisation No 2 PLC, 5.8906%, 10/15/18‡	279,500	GBP	402,879
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000		470,099
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	135,000		136,037
Santander Drive Auto Receivables Trust 2015-2, 3.0200%, 4/15/21	500,000		498,978
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000		162,378
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000		239,554
Shenton Aircraft Investment I, Ltd., 4.7500%, 10/15/42 (144A)	239,746		237,492
Sierra Timeshare 2016-1 Receivables Funding LLC, 3.6700%, 3/21/33 (144A)	317,000		319,025
Ulysses European Loan Conduit No 27 PLC, 0.8194%, 7/25/17‡	170,000	GBP	232,768
Ulysses European Loan Conduit No 27 PLC, 0.8694%, 7/25/17‡	250,000	GBP	336,921
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,100,000		1,081,352
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6218%, 4/15/47‡	275,000		265,251
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	403,565		399,519
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9451%, 5/15/46‡	32,916		32,690
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	289,545		284,235
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $16,989,886)			16,841,848
Bank Loans and Mezzanine Loans – 5.6%
Capital Goods – 0.6%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	31,935		29,540
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	346,000		335,620
			365,160
Communications – 0.8%
CCO Safari III LLC, 3.5000%, 1/24/23‡	434,000		434,122
Consumer Cyclical – 1.7%
Cosmopolitan of Las Vegas, 9.1905%, 12/19/16‡	510,000		497,250
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	213,000		195,029

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Las Vegas Sands LLC, 3.2500%, 12/19/20‡	$296,962	$296,674
		988,953
Energy – 0%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	10,000	5,842
Finance Companies – 0.3%
RPI Finance Trust, 3.5000%, 11/9/20‡	194,035	194,423
Real Estate Investment Trusts (REITs) – 0.4%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	241,000	236,180
Technology – 1.7%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	571,000	567,820
Sensata Technologies BV, 3.0000%, 10/14/21‡	397,000	395,265
		963,085
Transportation – 0.1%
OSG International, Inc., 5.7500%, 8/5/19‡	22,685	22,175
Total Bank Loans and Mezzanine Loans (cost $3,213,173)		3,209,940
Corporate Bonds – 41.4%
Banking – 0.7%
American Express Co., 6.8000%, 9/1/66‡	115,000	115,288
Morgan Stanley, 5.5500%µ	37,000	36,473
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	90,000	92,182
Royal Bank of Scotland Group PLC, 7.5000%µ	200,000	186,000
		429,943
Basic Industry – 2.8%
Albemarle Corp., 4.1500%, 12/1/24	29,000	28,710
Albemarle Corp., 5.4500%, 12/1/44	32,000	30,643
Alcoa, Inc., 6.1500%, 8/15/20	129,000	134,160
Aleris International, Inc., 9.5000%, 4/1/21 (144A)	284,000	289,502
ArcelorMittal, 5.5000%, 2/25/17	418,000	423,225
ArcelorMittal, 6.1250%, 6/1/18	280,000	282,800
Steel Dynamics, Inc., 6.1250%, 8/15/19	417,000	430,552
		1,619,592
Brokerage – 0.9%
Charles Schwab Corp., 7.0000%µ	105,000	119,700
E*TRADE Financial Corp., 4.6250%, 9/15/23	383,000	382,042
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	48,000	40,652
		542,394
Capital Goods – 5.4%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)†,§	810,000	816,075
Ardagh Packaging Finance PLC, 9.1250%, 10/15/20 (144A)	400,000	414,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.,
3.6339%, 12/16/19 (144A)‡	200,000	197,000
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II,
5.6250%, 12/15/16 (144A)	200,000	199,375
Brundage-Bone Concrete Pumping, Inc., 10.3750%, 9/1/21 (144A)	100,000	100,000
General Electric Co., 5.0000%µ	123,000	126,690
HD Supply, Inc., 7.5000%, 7/15/20†	462,000	490,297
Headwaters, Inc., 7.2500%, 1/15/19	285,000	293,550
Masco Corp., 6.5000%, 8/15/32	120,000	122,400
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 8.5000%, 5/15/18	134,000	134,000
Vulcan Materials Co., 7.5000%, 6/15/21	11,000	13,035
Vulcan Materials Co., 7.1500%, 11/30/37	161,000	178,710
		3,085,132
Communications – 6.6%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	200,000	191,500
Altice US Finance SA, 7.7500%, 7/15/25 (144A)	400,000	391,000
AMC Networks, Inc., 5.0000%, 4/1/24	288,000	289,080
Block Communications, Inc., 7.2500%, 2/1/20 (144A)	300,000	291,000
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	195,000	203,827
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	82,000	86,495
CCO Safari II LLC, 6.3840%, 10/23/35 (144A)	100,000	110,396
Entercom Radio LLC, 10.5000%, 12/1/19	314,000	325,775
Harron Communications LP / Harron Finance Corp., 9.1250%, 4/1/20 (144A)	180,000	188,213
National CineMedia LLC, 7.8750%, 7/15/21	189,000	196,560
Numericable-SFR SA, 4.8750%, 5/15/19 (144A)	280,000	278,600
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	563,000	592,557
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	48,000	46,020
Univision Communications, Inc., 8.5000%, 5/15/21 (144A)	618,000	630,360
		3,821,383
Consumer Cyclical – 10.5%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	162,000	172,206
Boyd Gaming Corp., 6.3750%, 4/1/26 (144A)	91,000	94,413
Brinker International, Inc., 3.8750%, 5/15/23	82,000	80,521

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	$206,000		$201,674
Century Communities, Inc., 6.8750%, 5/15/22	298,000		284,590
CPUK Finance, Ltd., 7.0000%, 8/28/20 (144A)	200,000	GBP	297,754
General Motors Co., 4.8750%, 10/2/23	55,000		57,634
General Motors Financial Co., Inc., 3.1000%, 1/15/19	101,000		102,208
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	399,000		408,975
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	322,000		295,435
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	400,000		415,000
JC Penney Corp., Inc., 5.7500%, 2/15/18	281,000		284,512
KB Home, 7.6250%, 5/15/23	298,000		295,765
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)†	138,000		137,310
Landry's, Inc., 9.3750%, 5/1/20 (144A)	577,000		605,850
M/I Homes, Inc., 6.7500%, 1/15/21	355,000		348,787
MDC Holdings, Inc., 5.5000%, 1/15/24	145,000		138,837
MDC Holdings, Inc., 6.0000%, 1/15/43	65,000		49,725
Meritage Homes Corp., 4.5000%, 3/1/18	275,000		277,750
MGM Resorts International, 6.7500%, 10/1/20	169,000		182,858
Michael's Stores, Inc., 5.8750%, 12/15/20 (144A)	137,000		143,507
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	155,000		158,875
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.3750%, 2/15/18 (144A)	276,000		280,830
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	296,000		267,880
Pinnacle Entertainment, Inc., 7.5000%, 4/15/21	55,000		57,200
PulteGroup, Inc., 7.8750%, 6/15/32	100,000		113,250
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18 (144A)€,§	61,000		12,200
Quiksilver, Inc. / QS Wholesale, Inc., 10.0000%, 8/1/20ß,€	22,000		1,320
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	247,000		255,954
			6,022,820
Consumer Non-Cyclical – 5.4%
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	253,000		266,058
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	200,000		198,125
Crimson Merger Sub, Inc., 6.6250%, 5/15/22 (144A)	100,000		74,625
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)†	503,000		521,862
JBS USA LLC / JBS USA Finance, Inc., 8.2500%, 2/1/20 (144A)	97,000		99,425
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)†	145,000		144,420
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	54,000		53,784
Mallinckrodt International Finance SA, 3.5000%, 4/15/18	296,000		284,160
Newell Rubbermaid, Inc., 4.2000%, 4/1/26	200,000		209,209
Newell Rubbermaid, Inc., 5.3750%, 4/1/36	50,000		53,475
Newell Rubbermaid, Inc., 5.5000%, 4/1/46	88,000		95,603
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	146,000		123,005
SUPERVALU, Inc., 7.7500%, 11/15/22	242,000		205,095
Sysco Corp., 3.3000%, 7/15/26	142,000		144,031
Sysco Corp., 4.5000%, 4/1/46	286,000		290,847
Tenet Healthcare Corp., 6.7500%, 6/15/23	98,000		93,835
US Foods, Inc., 8.5000%, 6/30/19	272,000		279,480
			3,137,039
Energy – 3.6%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	308,000		322,776
Anadarko Petroleum Corp., 4.8500%, 3/15/21	37,000		37,392
Anadarko Petroleum Corp., 5.5500%, 3/15/26	45,000		45,396
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	51,000		52,572
ConocoPhillips Co., 1.5000%, 5/15/18	285,000		280,687
ConocoPhillips Co., 4.2000%, 3/15/21	174,000		181,711
ConocoPhillips Co., 4.9500%, 3/15/26	157,000		163,899
Devon Energy Corp., 2.2500%, 12/15/18	96,000		89,596
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	158,000		147,730
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	53,000		53,339
Kinder Morgan, Inc., 7.7500%, 1/15/32	81,000		84,725
Marathon Oil Corp., 6.0000%, 10/1/17	283,000		286,867
Marathon Oil Corp., 5.9000%, 3/15/18	301,000		300,989
			2,047,679
Finance Companies – 1.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	277,000		283,925
CIT Group, Inc., 4.2500%, 8/15/17	281,000		285,948
			569,873
Industrial – 0.4%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000		60,918
Howard Hughes Corp., 6.8750%, 10/1/21 (144A)	193,000		190,105
			251,023
Real Estate Investment Trusts (REITs) – 0.8%
Forestar USA Real Estate Group, Inc., 8.5000%, 6/1/22 (144A)	465,000		462,675

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – 2.7%
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	$340,000	$273,700
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	452,000	463,300
Seagate HDD Cayman, 4.7500%, 1/1/25	88,000	68,733
Seagate HDD Cayman, 5.7500%, 12/1/34	70,000	49,726
Total System Services, Inc., 4.8000%, 4/1/26	124,000	127,949
Trimble Navigation, Ltd., 4.7500%, 12/1/24	69,000	70,358
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)†	200,000	198,860
Western Digital Corp., 10.5000%, 4/1/24 (144A)	280,000	280,525
		1,533,151
Transportation – 0.6%
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	137,000
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	208,000	149,760
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	37,000	38,295
		325,055
Total Corporate Bonds (cost $23,988,958)		23,847,759
Mortgage-Backed Securities – 15.3%
Fannie Mae Pool:
6.5000%, 11/1/26	314,927	365,976
7.5000%, 7/1/28	228,442	255,021
6.5000%, 12/1/28	99,661	116,509
6.5000%, 5/1/29	130,113	148,810
6.5000%, 9/1/33	120,322	139,900
6.5000%, 3/1/35	84,185	101,282
6.5000%, 12/1/35	117,362	138,488
5.5000%, 10/1/41	116,972	134,338
4.0000%, 3/1/44	228,425	245,955
4.0000%, 7/1/44	78,744	85,679
4.0000%, 8/1/44	49,798	54,184
3.5000%, 2/1/45	66,085	69,434
4.5000%, 5/1/45	235,068	262,218
4.0000%, 9/1/45	222,618	241,534
4.5000%, 10/1/45	254,487	284,129
3.5000%, 12/1/45	64,124	67,995
3.5000%, 1/1/46	1,072,543	1,135,939
3.5000%, 1/1/46	1,053,628	1,115,972
4.5000%, 2/1/46	197,846	221,763
4.5000%, 2/1/46	82,852	92,411
		5,277,537
Freddie Mac Gold Pool:
5.0000%, 3/1/42	72,853	81,778
3.5000%, 2/1/44	24,713	25,980
4.0000%, 4/1/45	123,181	133,529
4.5000%, 2/1/46	818,635	913,100
		1,154,387
Ginnie Mae I Pool:
7.5000%, 6/15/32	212,528	263,141
6.0000%, 1/15/34	169,457	199,688
6.0000%, 7/15/34	708,234	817,907
4.5000%, 5/15/41	93,772	104,001
4.0000%, 8/15/45	808,455	865,446
		2,250,183
Ginnie Mae II Pool:
5.5000%, 5/20/42	12,834	14,313
4.0000%, 10/20/45	85,397	92,648
		106,961
Total Mortgage-Backed Securities (cost $8,750,209)		8,789,068
U.S. Treasury Notes/Bonds – 5.4%
1.6250%, 7/31/20	58,000	59,149
1.3750%, 8/31/20	7,000	7,066
1.1250%, 2/28/21	77,000	76,684
2.3750%, 8/15/24†	201,000	211,678
2.2500%, 11/15/24	275,000	286,709
2.0000%, 2/15/25	43,000	43,919
2.0000%, 8/15/25	254,000	258,882
2.2500%, 11/15/25†	807,000	839,879
1.6250%, 2/15/26	166,000	163,588
3.3750%, 5/15/44	6,000	6,956
3.1250%, 8/15/44†	209,000	231,206
3.0000%, 11/15/44	179,000	193,159
2.5000%, 2/15/45	34,000	33,153
3.0000%, 5/15/45	2,000	2,157
2.8750%, 8/15/45	124,000	130,432

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
3.0000%, 11/15/45	$543,000	$586,207
Total U.S. Treasury Notes/Bonds (cost $3,031,371)		3,130,824
Common Stocks – 0.7%
Capital Markets – 0.1%
E*TRADE Financial Corp.*	3,395	83,144
Construction Materials – 0.2%
Summit Materials, Inc. - Class A	5,047	98,164
Industrial Conglomerates – 0.3%
General Electric Co.	6,284	199,768
Real Estate Investment Trusts (REITs) – 0.1%
NorthStar Realty Finance Corp.	2,421	31,764
Total Common Stocks (cost $449,727)		412,840
Preferred Stocks – 0.4%
Household Durables – 0.4%
William Lyon Homes, 6.5000% (cost $235,158)	2,897	222,453
Investment Companies – 4.9%
Money Markets – 4.9%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $2,844,933)	2,844,933	2,844,933
Total Investments (total cost $59,503,415) – 103.0%		59,299,665
Liabilities, net of Cash, Receivables and Other Assets – (3.0)%		(1,699,906)
Net Assets – 100%		$57,599,759

Summary of Investments by Country - (Long Positions) (unaudited)
		% of Investment
Country	Value	Securities
United States	$50,887,633	85.8%
United Kingdom	2,640,062	4.5
Luxembourg	1,486,650	2.5
Ireland	851,862	1.4
Netherlands	679,190	1.1
Singapore	567,820	1.0
Greece	521,862	0.9
New Zealand	333,375	0.6
Brazil	297,629	0.5
France	278,600	0.5
Belgium	266,058	0.4
Cayman Islands	237,492	0.4
Taiwan	198,860	0.3
Canada	52,572	0.1

Total	$59,299,665	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	4/20/16	247,000	$354,708	$469
British Pound	4/20/16	849,000	1,219,220	(12,256)
Total			$1,573,928	$(11,787)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $19,583,316, which represents 34.0% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $4,123,971.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

€	Issuer is not accruing interest income. The rate shown is the stated coupon rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	1,052,339	43,680,594	(41,888,000)	2,844,933	$—	$5,797	$2,844,933

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/5/14 - 3/7/16	$822,596	$816,075	1.4%
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18	3/6/14 - 6/3/14	63,452	12,200	0.0
Total		$886,048	$828,275	1.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 16,841,848	$ -
Bank Loans and Mezzanine Loans	-	3,209,940	-
Corporate Bonds	-	23,847,759	-
Mortgage-Backed Securities	-	8,789,068	-
U.S. Treasury Notes/Bonds	-	3,130,824	-
Common Stocks	412,840	-	-
Preferred Stocks	-	222,453	-
Investment Companies	-	2,844,933	-
Total Investments in Securities	$ 412,840	$ 58,886,825	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 469	-
Total Assets	$ 412,840	$ 58,887,294	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 12,256	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $1,163,445.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 59,504,553	$ 626,254	$ (831,142)	$ (204,888)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Real Return Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.4%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$30,092
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	267,656
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $289,738)		297,748
Bank Loans and Mezzanine Loans – 0.8%
Technology – 0.8%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡ (cost $157,491)	159,000	158,114
Corporate Bonds – 78.2%
Banking – 5.2%
Ally Financial, Inc., 3.2500%, 2/13/18	369,000	365,310
American Express Co., 6.8000%, 9/1/66‡	100,000	100,250
Bank of America Corp., 4.4500%, 3/3/26	97,000	99,928
Bank of America Corp., 8.0000%µ	43,000	42,086
JPMorgan Chase & Co., 4.2500%, 10/1/27	97,000	100,893
Morgan Stanley, 3.9500%, 4/23/27	72,000	72,076
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	180,106
Wells Fargo & Co., 7.9800%µ	125,000	129,363
		1,090,012
Basic Industry – 3.3%
ArcelorMittal, 5.5000%, 2/25/17	70,000	70,875
Ashland, Inc., 3.8750%, 4/15/18	309,000	319,429
Steel Dynamics, Inc., 6.1250%, 8/15/19	286,000	295,295
		685,599
Brokerage – 0.5%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	67,000	65,158
Raymond James Financial, Inc., 4.2500%, 4/15/16	34,000	34,032
		99,190
Capital Goods – 6.3%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	179,000	180,343
Ball Corp., 4.3750%, 12/15/20	294,000	305,944
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	98,000
FLIR Systems, Inc., 3.7500%, 9/1/16	120,000	121,084
Hanson, Ltd., 6.1250%, 8/15/16	229,000	232,824
Harris Corp., 4.2500%, 10/1/16	13,000	13,184
Vulcan Materials Co., 7.0000%, 6/15/18	247,000	271,083
Vulcan Materials Co., 7.5000%, 6/15/21	77,000	91,245
		1,313,707
Communications – 9.6%
American Tower Corp., 3.3000%, 2/15/21	73,000	74,250
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	271,000	280,485
CCO Safari II LLC, 3.5790%, 7/23/20 (144A)	50,000	51,092
DISH DBS Corp., 4.6250%, 7/15/17	200,000	204,000
Entercom Radio LLC, 10.5000%, 12/1/19	219,000	227,213
Frontier Communications Corp., 8.2500%, 4/15/17	74,000	78,410
Level 3 Financing, Inc., 6.1250%, 1/15/21	202,000	211,595
Nielsen Co. Luxembourg, 5.5000%, 10/1/21 (144A)	304,000	316,160
T-Mobile USA, Inc., 6.6250%, 11/15/20	87,000	89,828
T-Mobile USA, Inc., 6.0000%, 3/1/23	179,000	182,804
Univision Communications, Inc., 6.7500%, 9/15/22 (144A)	260,000	275,600
		1,991,437
Consumer Cyclical – 26.4%
American Axle & Manufacturing, Inc., 5.1250%, 2/15/19	264,000	267,300
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	291,000	309,333
CalAtlantic Group, Inc., 8.3750%, 5/15/18	176,000	195,800
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	160,000	165,600
DR Horton, Inc., 3.6250%, 2/15/18	154,000	157,850
DR Horton, Inc., 3.7500%, 3/1/19	110,000	112,200
Ford Motor Credit Co. LLC, 4.2500%, 2/3/17	325,000	332,251
General Motors Co., 3.5000%, 10/2/18	234,000	239,531
General Motors Financial Co., Inc., 3.1000%, 1/15/19	72,000	72,861
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	224,000	229,600
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.,
5.6250%, 10/15/21	268,000	277,702
JC Penney Corp., Inc., 5.7500%, 2/15/18	60,000	60,750
KB Home, 4.7500%, 5/15/19	311,000	309,834
Landry's, Inc., 9.3750%, 5/1/20 (144A)	384,000	403,200
Lennar Corp., 4.7500%, 12/15/17	250,000	255,625
M/I Homes, Inc., 6.7500%, 1/15/21	92,000	90,390
Meritage Homes Corp., 4.5000%, 3/1/18	469,000	473,694
MGM Resorts International, 7.5000%, 6/1/16	290,000	292,175
Michael's Stores, Inc., 5.8750%, 12/15/20 (144A)	343,000	359,293

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	$200,000	$203,500
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	225,000	235,406
Toll Brothers Finance Corp., 4.0000%, 12/31/18	86,000	89,010
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	357,000	361,016
		5,493,921
Consumer Non-Cyclical – 12.0%
Capsugel SA, 7.0000%, 5/15/19 (144A)	125,000	125,625
Constellation Brands, Inc., 7.2500%, 9/1/16	190,000	193,800
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	246,000	255,225
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17	220,000	232,100
HCA, Inc., 3.7500%, 3/15/19	288,000	295,027
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	223,000	222,108
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
4.8750%, 4/15/20 (144A)	116,000	108,692
Newell Rubbermaid, Inc., 3.1500%, 4/1/21	199,000	204,416
Owens & Minor, Inc., 4.3750%, 12/15/24	144,000	146,980
Spectrum Brands, Inc., 6.3750%, 11/15/20	258,000	271,674
Tenet Healthcare Corp., 6.2500%, 11/1/18	414,000	440,910
		2,496,557
Energy – 2.8%
ConocoPhillips Co., 4.2000%, 3/15/21	191,000	199,464
Hess Corp., 8.1250%, 2/15/19	45,000	49,441
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	218,000	215,820
Marathon Oil Corp., 5.9000%, 3/15/18	99,000	98,996
Oceaneering International, Inc., 4.6500%, 11/15/24	36,000	31,003
		594,724
Finance Companies – 4.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.2500%, 7/1/20	217,000	218,899
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	209,100
CIT Group, Inc., 5.2500%, 3/15/18	270,000	279,315
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	123,000	124,845
		832,159
Insurance – 1.3%
Centene Corp., 5.7500%, 6/1/17	266,000	274,645
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust, Inc., 3.6250%, 8/15/20	40,000	42,275
Technology – 5.7%
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	284,000	291,100
CommScope, Inc., 4.3750%, 6/15/20 (144A)	129,000	132,548
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	177,000	182,934
First Data Corp., 5.0000%, 1/15/24 (144A)	302,000	302,378
Seagate HDD Cayman, 3.7500%, 11/15/18	277,000	275,784
		1,184,744
Transportation – 0.9%
Eletson Holdings, Inc., 9.6250%, 1/15/22 (144A)	34,000	26,520
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	137,000
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	50,000	36,000
		199,520
Total Corporate Bonds (cost $16,326,124)		16,298,490
U.S. Treasury Notes/Bonds – 8.9%
1.0000%, 9/15/17	5,000	5,021
0.8750%, 10/15/17	8,000	8,019
1.0000%, 12/31/17	7,000	7,034
1.0000%, 9/15/18	174,000	174,829
0.7500%, 2/15/19	94,000	93,721
1.3750%, 9/30/20	87,000	87,727
1.7500%, 12/31/20	457,000	468,193
1.3750%, 1/31/21	93,000	93,668
1.1250%, 2/28/21	293,000	291,798
2.2500%, 11/15/25	135,000	140,500
1.6250%, 2/15/26	4,000	3,942
3.0000%, 11/15/44	130,000	140,283
3.0000%, 5/15/45	156,000	168,242
2.8750%, 8/15/45	29,000	30,504
3.0000%, 11/15/45	127,000	137,105
Total U.S. Treasury Notes/Bonds (cost $1,802,104)		1,850,586
Preferred Stocks – 0.2%
Commercial Banks – 0.2%
Citigroup Capital XIII, 6.9881%	1,350	35,492

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Real Estate Investment Trusts (REITs) – 0%
Morgan Stanley Capital Trust III, 6.2500%	200	$5,134
Morgan Stanley Capital Trust IV, 6.2500%	25	640
Morgan Stanley Capital Trust V, 5.7500%	6	153
Morgan Stanley Capital Trust VIII, 6.4500%	10	256
		6,183
Total Preferred Stocks (cost $43,710)		41,675
Investment Companies – 9.9%
Money Markets – 9.9%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $2,056,435)	2,056,435	2,056,435
Total Investments (total cost $20,675,602) – 99.4%		20,703,048
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		126,542
Net Assets – 100%		$20,829,590

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$18,097,255	87.4%
Germany	1,264,846	6.1
Netherlands	427,999	2.1
Greece	281,745	1.3
Brazil	222,108	1.1
United Kingdom	180,106	0.9
Singapore	158,114	0.8
Luxembourg	70,875	0.3

Total	$20,703,048	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $5,119,840, which represents 24.6% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	1,183,213	13,247,222	(12,374,000)	2,056,435	$—	$2,873	$2,056,435

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	$169,589	$180,343	0.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 297,748	$ -
Bank Loans and Mezzanine Loans	-	158,114	-
Corporate Bonds	-	16,298,490	-
U.S. Treasury Notes/Bonds	-	1,850,586	-
Preferred Stocks	-	41,675	-
Investment Companies	-	2,056,435	-
Total Assets	$ -	$ 20,703,048	$ -

Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 20,692,742	$ 152,520	$ (142,214)	$ 10,306

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.4%
AmeriCredit Automobile Receivables Trust 2012-2, 3.3800%, 4/9/18	$18,377,000	$18,507,958
AmeriCredit Automobile Receivables Trust 2012-4, 1.9300%, 8/8/18	16,894,032	16,917,991
AmeriCredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	6,968,000	6,979,220
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,224,000	8,167,483
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	1,744,992	1,742,827
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	2,921,118	2,909,545
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	2,180,135	2,173,413
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,658,349	1,649,310
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	2,025,668	2,013,899
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,750,393	1,748,576
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,498,376	2,516,829
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	2,870,381	2,871,825
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	2,315,316	2,305,069
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	2,043,388	2,036,825
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,620,419	1,618,492
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	2,928,199	2,922,626
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,751,800	1,751,631
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	2,058,679	2,049,469
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,815,565	1,801,752
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	2,412,232	2,395,691
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	2,315,927	2,315,551
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	4,455,283	4,465,435
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	9,420,000	9,420,000
Santander Drive Auto Receivables Trust 2012-5, 3.3000%, 9/17/18	11,743,000	11,870,812
Santander Drive Auto Receivables Trust 2012-6, 1.9400%, 3/15/18	4,636,015	4,642,210
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	15,770,000	15,748,890
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	13,923,000	13,884,659
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,447,000	13,534,377
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,651,000	7,655,089
SMART ABS Series 2012-4US Trust, 0.9700%, 3/14/17	168,677	168,643
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,702,502	1,698,673
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,861,579	1,863,137
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,806,927	1,799,321
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	2,486,325	2,485,175
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	3,466,108	3,455,315
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 12/1/47	2,109,158	2,109,297
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,571,635	1,569,161
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $184,136,531)		183,766,176
Bank Loans and Mezzanine Loans – 2.0%
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	5,598,000	5,599,567
Consumer Cyclical – 0.6%
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	14,432,823	14,428,348
Energy – 0%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	1,128,000	658,944
Finance Companies – 0.1%
RPI Finance Trust, 3.5000%, 11/9/20‡	2,116,566	2,120,800
Technology – 1.1%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	26,197,000	26,051,083
Total Bank Loans and Mezzanine Loans (cost $49,202,111)		48,858,742
Corporate Bonds – 51.0%
Banking – 14.2%
Ally Financial, Inc., 3.2500%, 11/5/18	6,727,000	6,616,005
Ally Financial, Inc., 8.0000%, 12/31/18	12,062,000	13,026,960
Bank of America Corp., 6.0500%, 5/16/16	3,215,000	3,237,158
Bank of America Corp., 3.7500%, 7/12/16	6,751,000	6,800,228
Bank of America Corp., 6.5000%, 8/1/16	15,785,000	16,065,926
Bank of America NA, 1.6500%, 3/26/18	19,837,000	19,813,196
Bank of America NA, 1.7500%, 6/5/18	13,242,000	13,238,848
Citigroup, Inc., 1.8500%, 11/24/17	30,833,000	30,902,683
Citizens Bank NA, 2.3000%, 12/3/18	15,993,000	16,083,376
Discover Bank, 2.6000%, 11/13/18	7,921,000	7,940,874
Fifth Third Bank, 2.3000%, 3/15/19	9,915,000	10,004,493
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	11,795,000	12,168,453
Goldman Sachs Group, Inc., 2.7500%, 9/15/20	6,728,000	6,825,798
Intesa Sanpaolo SpA, 2.3750%, 1/13/17	1,036,000	1,040,494
Morgan Stanley, 3.8000%, 4/29/16	6,866,000	6,879,904
Morgan Stanley, 1.8750%, 1/5/18	12,422,000	12,461,514
Morgan Stanley, 1.3586%, 7/23/19‡	28,554,000	28,120,265

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
PNC Bank NA, 1.6000%, 6/1/18	$27,058,000	$27,136,387
PNC Bank NA, 1.8500%, 7/20/18	9,919,000	10,006,644
Royal Bank of Scotland Group PLC, 1.8750%, 3/31/17	19,635,000	19,596,123
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18†	8,767,000	9,022,812
Synchrony Financial, 1.8750%, 8/15/17	7,770,000	7,745,967
UBS AG, 1.8000%, 3/26/18	17,091,000	17,148,768
Wells Fargo Bank NA, 1.6500%, 1/22/18	49,222,000	49,592,149
		351,475,025
Basic Industry – 2.2%
Albemarle Corp., 3.0000%, 12/1/19	12,049,000	12,121,137
ArcelorMittal, 5.5000%, 2/25/17	9,428,000	9,545,850
Ashland, Inc., 3.8750%, 4/15/18	12,513,000	12,935,314
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
1.7000%, 5/1/18 (144A)	9,848,000	9,777,823
Ecolab, Inc., 2.0000%, 1/14/19	8,543,000	8,618,973
		52,999,097
Brokerage – 1.3%
Intercontinental Exchange, Inc., 2.7500%, 12/1/20	6,622,000	6,761,287
Raymond James Financial, Inc., 4.2500%, 4/15/16	24,909,000	24,932,439
		31,693,726
Capital Goods – 2.9%
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,082,000	3,082,000
FLIR Systems, Inc., 3.7500%, 9/1/16	19,469,000	19,644,922
Hanson, Ltd., 6.1250%, 8/15/16	674,000	685,256
Harris Corp., 4.2500%, 10/1/16	10,061,000	10,203,142
Harris Corp., 1.9990%, 4/27/18	10,203,000	10,184,502
Martin Marietta Materials, Inc., 1.7031%, 6/30/17‡	14,915,000	14,778,185
Vulcan Materials Co., 7.0000%, 6/15/18	12,554,000	13,778,015
		72,356,022
Car Loan – 0.5%
Citizens Bank NA, 2.5000%, 3/14/19	13,221,000	13,336,221
Communications – 2.6%
American Tower Corp., 3.3000%, 2/15/21	5,061,000	5,147,654
CCO Safari II LLC, 3.5790%, 7/23/20 (144A)	9,445,000	9,651,250
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	8,809,000	9,207,766
Level 3 Financing, Inc., 7.0000%, 6/1/20	7,171,000	7,480,787
NBCUniversal Enterprise, Inc., 1.1590%, 4/15/16 (144A)‡	11,808,000	11,810,055
Verizon Communications, Inc., 2.5000%, 9/15/16	10,020,000	10,097,164
Verizon Communications, Inc., 1.3500%, 6/9/17	9,890,000	9,918,365
		63,313,041
Consumer Cyclical – 4.6%
CVS Health Corp., 1.9000%, 7/20/18	19,478,000	19,762,242
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	13,088,000	13,170,965
Ford Motor Credit Co. LLC, 2.5510%, 10/5/18	12,614,000	12,657,644
Ford Motor Credit Co. LLC, 2.9430%, 1/8/19	7,925,000	8,047,267
General Motors Co., 3.5000%, 10/2/18†	23,596,000	24,153,739
General Motors Financial Co., Inc., 2.7500%, 5/15/16	15,843,000	15,871,565
GLP Capital LP / GLP Financing II, Inc., 4.3750%, 11/1/18	8,405,000	8,636,138
Hanesbrands, Inc., 6.3750%, 12/15/20	8,200,000	8,487,000
Meritage Homes Corp., 4.5000%, 3/1/18	3,398,000	3,431,980
		114,218,540
Consumer Non-Cyclical – 10.7%
Actavis Funding SCS, 1.8500%, 3/1/17	20,163,000	20,259,964
Actavis Funding SCS, 2.3500%, 3/12/18	23,524,000	23,801,865
Actavis, Inc., 1.8750%, 10/1/17	7,221,000	7,251,790
Anheuser-Busch InBev Finance, Inc., 1.9000%, 2/1/19	31,433,000	31,881,863
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	13,339,000	13,706,983
Johnson & Johnson, 1.1250%, 3/1/19	12,677,000	12,711,050
Kraft Heinz Foods Co., 1.6000%, 6/30/17 (144A)	16,223,000	16,275,206
Kroger Co., 2.0000%, 1/15/19	4,545,000	4,608,516
Mylan, Inc., 1.3500%, 11/29/16	12,072,000	11,988,764
Newell Rubbermaid, Inc., 2.6000%, 3/29/19	6,325,000	6,416,978
Newell Rubbermaid, Inc., 3.1500%, 4/1/21	8,128,000	8,349,228
Perrigo Co. PLC, 1.3000%, 11/8/16	30,418,000	30,275,644
SABMiller Holdings, Inc., 1.3056%, 8/1/18 (144A)†,‡	26,359,000	26,234,586
Stryker Corp., 2.0000%, 3/8/19	9,489,000	9,590,333
Sysco Corp., 1.9000%, 4/1/19	7,267,000	7,311,503
Wm Wrigley Jr Co., 1.4000%, 10/21/16 (144A)	14,289,000	14,318,893
Zimmer Biomet Holdings, Inc., 1.4500%, 4/1/17	9,887,000	9,883,698
Zimmer Biomet Holdings, Inc., 2.0000%, 4/1/18	10,282,000	10,306,430
		265,173,294
Electric – 1.7%
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	41,287,000	41,356,321

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – 2.0%
Anadarko Petroleum Corp., 4.8500%, 3/15/21	$1,638,000	$1,655,374
ConocoPhillips Co., 4.2000%, 3/15/21	12,411,000	12,960,993
Enbridge, Inc., 1.0831%, 6/2/17‡	6,563,000	6,290,636
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,544,000	10,413,866
Kinder Morgan, Inc., 3.0500%, 12/1/19	7,520,000	7,403,455
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,386,000	9,422,840
		48,147,164
Finance Companies – 3.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
2.7500%, 5/15/17	14,201,000	14,129,995
CIT Group, Inc., 5.0000%, 5/15/17	40,083,000	40,784,453
International Lease Finance Corp., 5.7500%, 5/15/16	5,953,000	5,967,883
International Lease Finance Corp., 2.5839%, 6/15/16‡	7,069,000	7,075,595
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	16,195,000	16,437,925
		84,395,851
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	5,088,000	5,106,123
Insurance – 0.4%
Berkshire Hathaway Finance Corp., 1.7000%, 3/15/19	4,514,000	4,576,641
Berkshire Hathaway, Inc., 2.2000%, 3/15/21	3,091,000	3,156,613
CNO Financial Group, Inc., 4.5000%, 5/30/20	2,698,000	2,751,960
		10,485,214
Technology – 3.6%
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	3,198,000	3,277,950
CommScope, Inc., 4.3750%, 6/15/20 (144A)	9,880,000	10,151,700
Fidelity National Information Services, Inc., 2.8500%, 10/15/18	12,277,000	12,477,103
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	12,705,000	13,130,935
Seagate HDD Cayman, 3.7500%, 11/15/18	10,549,000	10,502,700
Total System Services, Inc., 3.8000%, 4/1/21	12,139,000	12,483,784
TSMC Global, Ltd., 0.9500%, 4/3/16 (144A)	11,939,000	11,939,000
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	13,969,000	13,889,377
		87,852,549
Transportation – 0.7%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.2000%, 7/15/20 (144A)	16,908,000	16,917,080
Total Corporate Bonds (cost $1,253,095,543)		1,258,825,268
U.S. Treasury Notes/Bonds – 38.1%
0.5000%, 9/30/16	16,699,000	16,705,529
0.5000%, 11/30/16	24,053,000	24,052,062
0.6250%, 12/31/16	103,562,000	103,597,075
0.5000%, 3/31/17	40,239,000	40,191,840
0.6250%, 6/30/17	14,441,000	14,431,411
0.7500%, 6/30/17	10,191,000	10,200,559
0.6250%, 7/31/17	15,818,000	15,804,412
0.8750%, 8/15/17	23,053,000	23,107,935
1.0000%, 9/15/17	17,615,000	17,690,692
0.6250%, 9/30/17	61,929,000	61,849,174
0.8750%, 10/15/17	18,144,000	18,187,945
0.8750%, 11/15/17	66,350,000	66,515,875
0.8750%, 11/30/17	13,550,000	13,583,347
1.0000%, 12/15/17	11,788,000	11,840,492
0.7500%, 12/31/17	10,228,000	10,231,600
1.0000%, 12/31/17	53,588,000	53,845,490
0.8750%, 1/15/18	43,334,000	43,444,025
0.7500%, 1/31/18	64,309,000	64,331,637
3.5000%, 2/15/18	2,006,000	2,109,355
0.7500%, 2/28/18	31,444,000	31,451,358
0.7500%, 3/31/18	10,250,000	10,249,201
0.7500%, 4/15/18	29,942,000	29,931,460
1.3750%, 6/30/18	10,070,000	10,203,740
0.8750%, 7/15/18	53,549,000	53,647,316
1.0000%, 9/15/18	36,553,000	36,727,212
1.3750%, 9/30/18	10,093,000	10,235,725
0.8750%, 10/15/18	20,827,000	20,859,532
1.3750%, 12/31/18	10,113,000	10,260,346
1.1250%, 1/15/19	25,289,000	25,486,558
0.7500%, 2/15/19	30,318,000	30,227,986
1.6250%, 6/30/20	13,224,000	13,486,417
1.7500%, 12/31/20	32,205,000	32,993,765
1.3750%, 1/31/21	11,529,000	11,611,870
1.1250%, 2/28/21	2,757,000	2,745,691
Total U.S. Treasury Notes/Bonds (cost $939,659,738)		941,838,632

Shares or Principal Amounts		Value
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $29,747,870)	29,747,870	$29,747,870
Total Investments (total cost $2,455,841,793) – 99.7%		2,463,036,688
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		6,823,877
Net Assets – 100%		$2,469,860,565

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$2,208,478,086	89.7%
United Kingdom	96,209,842	3.9
Belgium	45,588,846	1.8
Singapore	26,051,083	1.1
Taiwan	25,828,377	1.0
Switzerland	17,148,768	0.7
Netherlands	14,129,995	0.6
Spain	11,870,812	0.5
Luxembourg	9,545,850	0.4
Canada	6,290,636	0.3
Italy	1,040,494	0.0
Germany	685,256	0.0
Australia	168,643	0.0

Total	$2,463,036,688	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $220,664,932, which represents 8.9% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $44,141,182.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC
116,968,440	1,011,537,882	(1,098,758,452)	29,747,870	$—	$93,520	$29,747,870

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 183,766,176	$ -
Bank Loans and Mezzanine Loans	-	48,858,742	-
Corporate Bonds	-	1,258,825,268	-
U.S. Treasury Notes/Bonds	-	941,838,632	-
Investment Companies	-	29,747,870	-
Total Assets	$ -	$ 2,463,036,688	$ -

Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,456,061,500	$11,101,288	$ (4,126,100)	$ 6,975,188

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 93.9%
Aerospace & Defense – 2.3%
Honeywell International, Inc.	13,646	$1,529,034
United Technologies Corp.	21,380	2,140,138
		3,669,172
Beverages – 3.1%
Coca-Cola Enterprises, Inc.	33,393	1,694,361
PepsiCo, Inc.	31,656	3,244,107
		4,938,468
Capital Markets – 1.7%
Invesco, Ltd.	58,481	1,799,460
State Street Corp.	15,886	929,649
		2,729,109
Commercial Banks – 11.9%
CIT Group, Inc.	63,071	1,957,093
Citigroup, Inc.	59,887	2,500,282
Fifth Third Bancorp	168,937	2,819,558
JPMorgan Chase & Co.	36,971	2,189,423
PNC Financial Services Group, Inc.	26,845	2,270,282
US Bancorp	80,467	3,266,155
Wells Fargo & Co.	75,887	3,669,895
		18,672,688
Commercial Services & Supplies – 1.0%
Republic Services, Inc.	33,947	1,617,575
Communications Equipment – 2.0%
Cisco Systems, Inc.	73,165	2,083,008
QUALCOMM, Inc.	21,517	1,100,379
		3,183,387
Consumer Finance – 1.4%
American Express Co.	19,963	1,225,728
Discover Financial Services	18,348	934,280
		2,160,008
Diversified Financial Services – 2.7%
Berkshire Hathaway, Inc. - Class B*	30,400	4,313,152
Diversified Telecommunication Services – 3.1%
Verizon Communications, Inc.	90,284	4,882,559
Electric Utilities – 2.2%
PPL Corp.	92,649	3,527,147
Electrical Equipment – 1.4%
Emerson Electric Co.	40,723	2,214,517
Energy Equipment & Services – 1.3%
Schlumberger, Ltd. (U.S. Shares)	26,918	1,985,202
Food & Staples Retailing – 2.6%
CVS Health Corp.	18,643	1,933,838
Wal-Mart Stores, Inc.	31,427	2,152,435
		4,086,273
Food Products – 4.0%
ConAgra Foods, Inc.	57,081	2,546,954
General Mills, Inc.	30,426	1,927,487
Mead Johnson Nutrition Co.	21,768	1,849,627
		6,324,068
Health Care Providers & Services – 3.0%
AmerisourceBergen Corp.	14,263	1,234,463
Laboratory Corp. of America Holdings*	20,539	2,405,733
McKesson Corp.	6,957	1,093,988
		4,734,184
Household Products – 3.7%
Procter & Gamble Co.	69,928	5,755,774
Industrial Conglomerates – 1.6%
General Electric Co.	77,372	2,459,656
Information Technology Services – 0.7%
Accenture PLC - Class A (U.S. Shares)	8,908	1,027,983
Insurance – 5.9%
American International Group, Inc.	81,411	4,400,265
Chubb, Ltd.	9,340	1,112,861
Marsh & McLennan Cos., Inc.	40,756	2,477,557
XL Group PLC	35,739	1,315,195
		9,305,878
Internet Software & Services – 1.9%
Alphabet, Inc. - Class A*	3,857	2,942,505

Shares or Principal Amounts		Value
Common Stocks – (continued)
Life Sciences Tools & Services – 1.8%
Agilent Technologies, Inc.	51,189	$2,039,882
Thermo Fisher Scientific, Inc.	5,757	815,134
		2,855,016
Media – 4.9%
CBS Corp. - Class B	30,611	1,686,360
Omnicom Group, Inc.	30,774	2,561,320
Time Warner, Inc.	17,747	1,287,545
Walt Disney Co.	21,637	2,148,770
		7,683,995
Multiline Retail – 0.7%
Target Corp.	12,646	1,040,513
Oil, Gas & Consumable Fuels – 6.3%
Anadarko Petroleum Corp.	38,022	1,770,685
Cimarex Energy Co.	22,231	2,162,409
EOG Resources, Inc.	14,689	1,066,128
Exxon Mobil Corp.	10,731	897,004
Occidental Petroleum Corp.	45,520	3,114,934
Royal Dutch Shell PLC (ADR)	19,120	926,364
		9,937,524
Personal Products – 1.2%
Unilever PLC (ADR)	41,389	1,869,955
Pharmaceuticals – 9.3%
Johnson & Johnson	47,405	5,129,221
Merck & Co., Inc.	55,647	2,944,283
Novartis AG (ADR)	31,004	2,245,930
Pfizer, Inc.	143,866	4,264,188
		14,583,622
Real Estate Investment Trusts (REITs) – 2.3%
AvalonBay Communities, Inc.	7,435	1,414,137
Weyerhaeuser Co.	69,306	2,147,100
		3,561,237
Road & Rail – 2.6%
CSX Corp.	81,720	2,104,290
Union Pacific Corp.	25,200	2,004,660
		4,108,950
Semiconductor & Semiconductor Equipment – 0.8%
Analog Devices, Inc.	20,522	1,214,697
Software – 4.9%
Microsoft Corp.	59,372	3,279,116
Oracle Corp.	108,980	4,458,372
		7,737,488
Wireless Telecommunication Services – 1.6%
Vodafone Group PLC (ADR)	78,318	2,510,092
Total Common Stocks (cost $125,603,730)		147,632,394
Repurchase Agreements – 6.3%
Undivided interest of 10.4% in a joint repurchase agreement (principal amount $96,500,000 with a maturity value of $96,500,724) with ING Financial Markets LLC, 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $10,000,075 collateralized by $97,895,000 in U.S. Treasuries 0.8750% - 2.2500%, 6/15/17 - 11/15/25 with a value of $98,435,012 (cost $10,000,000)	$10,000,000	10,000,000
Total Investments (total cost $135,603,730) – 100.2%		157,632,394
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(387,971)
Net Assets – 100%		$157,244,423

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$150,080,053	95.2%
United Kingdom	5,306,411	3.4
Switzerland	2,245,930	1.4

Total	$157,632,394	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 147,632,394	$ -	$ -
Repurchase Agreements	-	10,000,000	-
Total Assets	$ 147,632,394	$ 10,000,000	$ -

Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 135,473,281	$26,413,348	$ (4,254,235)	$ 22,159,113

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 95.4%
Aerospace & Defense – 1.7%
BWX Technologies, Inc.	2,067,411	$69,382,313
Beverages – 2.5%
Coca-Cola Enterprises, Inc.	513,348	26,047,278
Dr Pepper Snapple Group, Inc.	856,903	76,624,266
		102,671,544
Building Products – 1.8%
Simpson Manufacturing Co., Inc.	1,954,946	74,620,289
Capital Markets – 2.8%
Invesco, Ltd.	1,973,886	60,736,472
Lazard, Ltd. - Class A	809,244	31,398,667
Raymond James Financial, Inc.	490,123	23,334,756
		115,469,895
Chemicals – 1.2%
FMC Corp.	669,502	27,027,796
Westlake Chemical Corp.	479,072	22,181,034
		49,208,830
Commercial Banks – 6.2%
CIT Group, Inc.	1,829,273	56,762,341
Citizens Financial Group, Inc.	4,824,540	101,074,113
Fifth Third Bancorp	3,578,396	59,723,429
Umpqua Holdings Corp.	2,250,973	35,700,432
		253,260,315
Commercial Services & Supplies – 2.0%
Republic Services, Inc.	599,707	28,576,039
Waste Connections, Inc.	805,751	52,043,457
		80,619,496
Communications Equipment – 2.0%
F5 Networks, Inc.*	533,134	56,432,234
NetScout Systems, Inc.*	1,087,528	24,980,518
		81,412,752
Consumer Finance – 1.2%
Ally Financial, Inc.*	2,713,953	50,805,200
Containers & Packaging – 2.5%
Crown Holdings, Inc.*	454,973	22,562,111
Packaging Corp. of America	1,329,988	80,331,275
		102,893,386
Electric Utilities – 5.2%
Pinnacle West Capital Corp.	1,285,586	96,508,941
PNM Resources, Inc.	1,841,446	62,093,559
PPL Corp.	1,353,207	51,516,590
		210,119,090
Electrical Equipment – 1.0%
Generac Holdings, Inc.*	1,136,038	42,306,055
Food & Staples Retailing – 2.0%
Casey's General Stores, Inc.	733,617	83,133,478
Food Products – 5.0%
ConAgra Foods, Inc.	1,568,717	69,996,153
JM Smucker Co.	461,759	59,954,789
Mead Johnson Nutrition Co.	591,774	50,283,037
Sanderson Farms, Inc.	246,625	22,240,642
		202,474,621
Gas Utilities – 2.1%
Southwest Gas Corp.	1,291,215	85,026,508
Health Care Providers & Services – 3.7%
AmerisourceBergen Corp.	459,017	39,727,921
Laboratory Corp. of America Holdings*	620,295	72,655,153
Patterson Cos., Inc.	791,665	36,836,172
		149,219,246
Information Technology Services – 1.4%
Jack Henry & Associates, Inc.	277,602	23,476,801
Total System Services, Inc.	702,035	33,402,825
		56,879,626
Insurance – 7.3%
Allied World Assurance Co. Holdings AG	988,640	34,543,082
Marsh & McLennan Cos., Inc.	723,982	44,010,866
RenaissanceRe Holdings, Ltd.	448,027	53,687,075
Torchmark Corp.	1,966,367	106,498,437

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
XL Group PLC	1,631,101	$60,024,517
		298,763,977
Internet & Catalog Retail – 0.6%
HSN, Inc.	437,639	22,892,896
Life Sciences Tools & Services – 1.5%
Agilent Technologies, Inc.	1,480,801	59,009,920
Machinery – 5.4%
Donaldson Co., Inc.	1,573,991	50,226,053
Lincoln Electric Holdings, Inc.	491,451	28,784,285
Timken Co.	1,139,699	38,168,520
Trinity Industries, Inc.	1,743,390	31,921,471
Valmont Industries, Inc.	205,468	25,445,157
Xylem, Inc.	1,054,424	43,125,942
		217,671,428
Marine – 0.5%
Kirby Corp.*	340,832	20,548,761
Media – 1.6%
Omnicom Group, Inc.	763,614	63,555,593
Metals & Mining – 2.2%
Compass Minerals International, Inc.	1,267,459	89,812,145
Multiline Retail – 1.4%
Dillard's, Inc. - Class A	238,987	20,292,386
Kohl's Corp.	797,630	37,177,534
		57,469,920
Multi-Utilities – 2.5%
Alliant Energy Corp.	1,376,179	102,222,576
Oil, Gas & Consumable Fuels – 4.7%
Anadarko Petroleum Corp.	817,713	38,080,894
Cimarex Energy Co.	662,134	64,405,774
HollyFrontier Corp.	561,258	19,823,633
Newfield Exploration Co.*	546,110	18,158,158
Noble Energy, Inc.	727,960	22,865,224
Pioneer Natural Resources Co.	186,477	26,244,773
		189,578,456
Professional Services – 0.4%
Robert Half International, Inc.	357,913	16,671,588
Real Estate Investment Trusts (REITs) – 12.6%
Alexandria Real Estate Equities, Inc.	492,375	44,751,964
AvalonBay Communities, Inc.	127,023	24,159,775
Equity Lifestyle Properties, Inc.	1,290,233	93,838,646
Extra Space Storage, Inc.	235,254	21,986,839
Healthcare Trust of America, Inc. - Class A	2,152,945	63,339,642
Host Hotels & Resorts, Inc.	2,266,393	37,848,763
Lamar Advertising Co. - Class A	633,103	38,935,834
LaSalle Hotel Properties	1,260,386	31,900,370
Post Properties, Inc.	1,219,040	72,825,450
Potlatch Corp.	1,121,384	35,323,596
Weyerhaeuser Co.	1,467,861	45,474,334
		510,385,213
Road & Rail – 2.0%
CSX Corp.	3,171,224	81,659,018
Semiconductor & Semiconductor Equipment – 2.0%
Analog Devices, Inc.	1,003,859	59,418,414
Microchip Technology, Inc.	428,642	20,660,544
		80,078,958
Software – 4.6%
Check Point Software Technologies, Ltd.*	1,150,172	100,605,545
Synopsys, Inc.*	1,741,491	84,357,824
		184,963,369
Textiles, Apparel & Luxury Goods – 1.1%
PVH Corp.	336,906	33,373,908
Wolverine World Wide, Inc.	508,108	9,359,349
		42,733,257
Trading Companies & Distributors – 0.7%
GATX Corp.	618,276	29,368,110
Total Common Stocks (cost $3,363,362,129)		3,876,887,829
Repurchase Agreements – 4.3%
ING Financial Markets LLC, 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $100,000,750 collateralized by $101,615,000 in U.S. Treasuries 0% - 0.8750%, 2/2/17 - 6/15/17 with a value of $102,001,597	$100,000,000	100,000,000

Shares or Principal Amounts		Value
Repurchase Agreements – (continued)
Undivided interest of 38.7% in a joint repurchase agreement (principal amount $96,500,000 with a maturity value of $96,500,724) with ING Financial Markets LLC, 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $37,300,280 collateralized by $97,895,000 in U.S. Treasuries 0.8750% - 2.2500%, 6/15/17 - 11/15/25 with a value of $98,435,012	$37,300,000	$37,300,000
Undivided interest of 16.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,001,806) with RBC Capital Markets Corp., 0.2600%, dated 3/31/16, maturing 4/1/16 to be repurchased at $40,000,289 collateralized by $256,044,932 in U.S. Treasuries 0% - 2.3750%, 5/15/17 - 8/15/43 with a value of $255,000,081	40,000,000	40,000,000
Total Repurchase Agreements (cost $177,300,000)		177,300,000
Total Investments (total cost $3,540,662,129) – 99.7%		4,054,187,829
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		11,206,291
Net Assets – 100%		$4,065,394,120

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$3,953,582,284	97.5%
Israel	100,605,545	2.5

Total	$4,054,187,829	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 3,876,887,829	$ -	$ -
Repurchase Agreements	-	177,300,000	-
Total Assets	$ 3,876,887,829	$ 177,300,000	$ -

Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,555,927,947	$655,571,326	$(157,311,444)	$ 498,259,882

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Select Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 89.8%
Auto Components – 1.6%
Standard Motor Products, Inc.	35,000	$1,212,750
Biotechnology – 1.3%
AbbVie, Inc.	18,000	1,028,160
Capital Markets – 0.8%
Cohen & Steers, Inc.	16,000	622,720
Commercial Banks – 4.9%
Citizens Financial Group, Inc.	70,000	1,466,500
Umpqua Holdings Corp.	85,000	1,348,100
Wells Fargo & Co.	20,000	967,200
		3,781,800
Commercial Services & Supplies – 5.6%
Cintas Corp.	2,000	179,620
UniFirst Corp.	25,000	2,728,000
Waste Connections, Inc.	22,000	1,420,980
		4,328,600
Communications Equipment – 1.6%
F5 Networks, Inc.*	12,000	1,270,200
Containers & Packaging – 1.6%
Packaging Corp. of America	20,000	1,208,000
Electrical Equipment – 1.5%
Franklin Electric Co., Inc.	14,000	450,380
Generac Holdings, Inc.*	20,000	744,800
		1,195,180
Food & Staples Retailing – 3.5%
Casey's General Stores, Inc.	24,000	2,719,680
Health Care Equipment & Supplies – 2.9%
Stryker Corp.	21,000	2,253,090
Health Care Providers & Services – 3.9%
Laboratory Corp. of America Holdings*	15,000	1,756,950
Premier, Inc. - Class A*	38,000	1,267,680
		3,024,630
Health Care Technology – 1.2%
Omnicell, Inc.*	34,000	947,580
Hotels, Restaurants & Leisure – 2.3%
Cedar Fair LP	30,000	1,783,500
Household Durables – 0.5%
WCI Communities, Inc.*	20,000	371,600
Industrial Conglomerates – 1.6%
Raven Industries, Inc.	76,000	1,217,520
Information Technology Services – 1.1%
Jack Henry & Associates, Inc.	10,000	845,700
Internet & Catalog Retail – 1.1%
HSN, Inc.	16,000	836,960
Life Sciences Tools & Services – 3.0%
Agilent Technologies, Inc.	40,000	1,594,000
Thermo Fisher Scientific, Inc.	5,000	707,950
		2,301,950
Machinery – 4.2%
Donaldson Co., Inc.	60,000	1,914,600
Timken Co.	28,000	937,720
Trinity Industries, Inc.	20,000	366,200
		3,218,520
Marine – 2.8%
Irish Continental Group PLC	250,000	1,550,110
Kirby Corp.*	10,000	602,900
		2,153,010
Metals & Mining – 3.5%
Compass Minerals International, Inc.	38,000	2,692,680
Oil, Gas & Consumable Fuels – 5.6%
Anadarko Petroleum Corp.	16,000	745,120
Delek US Holdings, Inc.	15,000	228,600
Enterprise Products Partners LP	30,000	738,600
Lone Pine Resources Canada, Ltd.*,§	212,919	75,422
Lone Pine Resources, Inc.*,§	212,919	74,521
Magellan Midstream Partners LP	24,000	1,651,200
Occidental Petroleum Corp.	12,000	821,160
		4,334,623
Pharmaceuticals – 8.4%
Johnson & Johnson	25,000	2,705,000

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Merck & Co., Inc.	36,000	$1,904,760
Novartis AG (ADR)	18,000	1,303,920
Phibro Animal Health Corp. - Class A	20,000	540,800
		6,454,480
Real Estate Investment Trusts (REITs) – 12.1%
Alexandria Real Estate Equities, Inc.	12,000	1,090,680
AvalonBay Communities, Inc.	6,000	1,141,200
EastGroup Properties, Inc.	26,000	1,569,620
Healthcare Trust of America, Inc. - Class A	45,000	1,323,900
Lamar Advertising Co. - Class A	12,000	738,000
LaSalle Hotel Properties	34,000	860,540
Potlatch Corp.	45,000	1,417,500
Weyerhaeuser Co.	40,000	1,239,200
		9,380,640
Road & Rail – 3.1%
CSX Corp.	24,000	618,000
Kansas City Southern	6,000	512,700
Union Pacific Corp.	16,000	1,272,800
		2,403,500
Semiconductor & Semiconductor Equipment – 1.3%
Microchip Technology, Inc.	20,000	964,000
Software – 5.6%
Check Point Software Technologies, Ltd.*	16,000	1,399,520
Microsoft Corp.	15,000	828,450
Synopsys, Inc.*	44,000	2,131,360
		4,359,330
Thrifts & Mortgage Finance – 2.3%
OceanFirst Financial Corp.	100,000	1,768,000
Trading Companies & Distributors – 0.9%
GATX Corp.	14,000	665,000
Total Common Stocks (cost $59,850,204)		69,343,403
Repurchase Agreements – 9.8%
Undivided interest of 7.9% in a joint repurchase agreement (principal amount $96,500,000 with a maturity value of $96,500,724) with ING Financial Markets LLC, 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $7,600,057 collateralized by $97,895,000 in U.S. Treasuries 0.8750% - 2.2500%, 6/15/17 - 11/15/25 with a value of $98,435,012 (cost $7,600,000)	$7,600,000	7,600,000
Total Investments (total cost $67,450,204) – 99.6%		76,943,403
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		311,716
Net Assets – 100%		$77,255,119

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$72,539,910	94.3%
Ireland	1,550,110	2.0
Israel	1,399,520	1.8
Switzerland	1,303,920	1.7
Canada	75,422	0.1
China	74,521	0.1

Total	$76,943,403	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lone Pine Resources Canada, Ltd.	2/4/14	$135,493	$75,422	0.1%
Lone Pine Resources, Inc.	2/4/14	135,493	74,521	0.1
Total		$270,986	$149,943	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$ 4,184,680	$ -	$ 149,943
All Other	65,008,780	-	-
Repurchase Agreements	-	7,600,000	-
Total Assets	$ 69,193,460	$ 7,600,000	$ 149,943

Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 67,411,008	$11,382,667	$ (1,850,272)	$ 9,532,395

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 95.4%
Aerospace & Defense – 1.9%
BWX Technologies, Inc.	628,309	$21,086,050
Esterline Technologies Corp.*	91,510	5,863,046
		26,949,096
Auto Components – 2.8%
Standard Motor Products, Inc.	1,126,338	39,027,612
Beverages – 0.5%
Boston Beer Co., Inc.*	40,620	7,517,543
Building Products – 2.7%
Simpson Manufacturing Co., Inc.	977,867	37,325,183
Capital Markets – 2.5%
AllianceBernstein Holding LP	495,572	11,611,252
Cohen & Steers, Inc.	411,859	16,029,552
Fortress Investment Group LLC - Class A	1,422,665	6,800,339
		34,441,143
Commercial Banks – 15.0%
Banc of California, Inc.	403,029	7,053,008
Bank of Hawaii Corp.	392,617	26,807,889
Banner Corp.	473,665	19,912,877
Boston Private Financial Holdings, Inc.	734,403	8,408,914
CoBiz Financial, Inc.	641,385	7,581,171
Columbia Banking System, Inc.	705,870	21,119,630
FCB Financial Holdings, Inc. - Class A*	416,148	13,841,083
Independent Bank Corp.	441,555	20,293,868
Pacific Premier Bancorp, Inc.*	312,444	6,676,928
PrivateBancorp, Inc.	272,823	10,530,968
S&T Bancorp, Inc.	551,964	14,218,593
Sterling Bancorp	1,366,350	21,765,956
United Community Banks, Inc.	1,227,971	22,680,624
Wintrust Financial Corp.	198,784	8,814,083
		209,705,592
Commercial Services & Supplies – 5.0%
Copart, Inc.*	277,821	11,326,762
UniFirst Corp.	420,926	45,931,445
Waste Connections, Inc.	198,638	12,830,028
		70,088,235
Communications Equipment – 2.1%
NetScout Systems, Inc.*	587,584	13,496,805
Radware, Ltd.*	1,294,491	15,313,829
		28,810,634
Containers & Packaging – 2.4%
Sonoco Products Co.	690,212	33,523,597
Diversified Financial Services – 0.7%
Morningstar, Inc.	108,056	9,538,103
Electrical Equipment – 4.3%
Encore Wire Corp.	318,895	12,414,582
Franklin Electric Co., Inc.	836,282	26,903,192
Generac Holdings, Inc.*	373,019	13,891,228
Thermon Group Holdings, Inc.*	394,625	6,929,615
		60,138,617
Electronic Equipment, Instruments & Components – 0.9%
Vishay Intertechnology, Inc.	977,991	11,941,270
Energy Equipment & Services – 0.1%
RPC, Inc.	60,162	853,097
Food & Staples Retailing – 2.1%
Casey's General Stores, Inc.	204,257	23,146,403
United Natural Foods, Inc.*	170,525	6,872,158
		30,018,561
Food Products – 3.3%
Hain Celestial Group, Inc.*	261,621	10,702,915
J&J Snack Foods Corp.	72,286	7,827,128
Lancaster Colony Corp.	88,280	9,761,120
Sanderson Farms, Inc.	192,058	17,319,791
		45,610,954
Gas Utilities – 1.5%
Southwest Gas Corp.	324,485	21,367,337
Health Care Equipment & Supplies – 0.8%
Halyard Health, Inc.*	409,834	11,774,531
Health Care Providers & Services – 4.0%
Owens & Minor, Inc.	333,770	13,490,983

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Patterson Cos., Inc.	283,830	$13,206,610
Premier, Inc. - Class A*	859,023	28,657,007
		55,354,600
Health Care Technology – 2.0%
Omnicell, Inc.*	979,214	27,290,694
Hotels, Restaurants & Leisure – 2.7%
Cedar Fair LP	632,167	37,582,328
Household Durables – 0.8%
TopBuild Corp.*	263,060	7,823,404
WCI Communities, Inc.*	216,808	4,028,293
		11,851,697
Information Technology Services – 1.5%
Jack Henry & Associates, Inc.	251,756	21,291,005
Insurance – 1.9%
First American Financial Corp.	342,585	13,055,914
Hanover Insurance Group, Inc.	155,527	14,031,646
		27,087,560
Internet & Catalog Retail – 0.5%
HSN, Inc.	120,282	6,291,951
Machinery – 7.2%
CLARCOR, Inc.	551,109	31,848,589
Lincoln Electric Holdings, Inc.	287,986	16,867,340
RBC Bearings, Inc.*	285,226	20,895,657
Timken Co.	297,407	9,960,160
Trinity Industries, Inc.	621,652	11,382,448
Valmont Industries, Inc.	74,023	9,167,008
		100,121,202
Metals & Mining – 2.7%
Compass Minerals International, Inc.	539,465	38,226,490
Multiline Retail – 0.8%
Dillard's, Inc. - Class A	137,264	11,655,086
Multi-Utilities – 0.7%
Black Hills Corp.	169,494	10,191,674
Oil, Gas & Consumable Fuels – 2.5%
Delek US Holdings, Inc.	590,720	9,002,573
Energen Corp.	233,299	8,536,410
Matador Resources Co.*	452,895	8,586,889
Newfield Exploration Co.*	246,093	8,182,592
		34,308,464
Paper & Forest Products – 1.4%
Boise Cascade Co.*	492,599	10,206,651
Schweitzer-Mauduit International, Inc.	289,147	9,102,348
		19,308,999
Pharmaceuticals – 2.7%
Catalent, Inc.*	483,038	12,882,624
Phibro Animal Health Corp. - Class A£	932,356	25,210,906
		38,093,530
Real Estate Investment Trusts (REITs) – 7.5%
EastGroup Properties, Inc.	229,233	13,838,796
Healthcare Trust of America, Inc. - Class A	617,334	18,161,966
LaSalle Hotel Properties	522,478	13,223,918
National Storage Affiliates Trust	409,757	8,686,848
Post Properties, Inc.	388,004	23,179,359
Potlatch Corp.	139,258	4,386,627
Sovran Self Storage, Inc.	201,685	23,788,746
		105,266,260
Road & Rail – 1.2%
Genesee & Wyoming, Inc. - Class A*	274,567	17,215,351
Semiconductor & Semiconductor Equipment – 1.5%
Cabot Microelectronics Corp.	200,953	8,220,987
Teradyne, Inc.	614,818	13,273,921
		21,494,908
Software – 1.8%
Microstrategy, Inc. - Class A*	20,338	3,655,145
NICE Systems, Ltd. (ADR)	146,018	9,460,506
Synopsys, Inc.*	238,067	11,531,966
		24,647,617
Specialty Retail – 0.9%
Cabela's, Inc.*	251,556	12,248,262
Textiles, Apparel & Luxury Goods – 0.4%
Movado Group, Inc.	196,821	5,418,482
Thrifts & Mortgage Finance – 0.7%
Washington Federal, Inc.	416,082	9,424,257

Shares or Principal Amounts		Value
Common Stocks – (continued)
Trading Companies & Distributors – 1.4%
GATX Corp.	415,905	$19,755,488
Total Common Stocks (cost $1,148,378,492)		1,332,757,010
Repurchase Agreements – 5.0%
Undivided interest of 21.5% in a joint repurchase agreement (principal amount $96,500,000 with a maturity value of $96,500,724) with ING Financial Markets LLC, 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $20,700,155 collateralized by $97,895,000 in U.S. Treasuries 0.8750% - 2.2500%, 6/15/17 - 11/15/25 with a value of $98,435,012	$20,700,000	20,700,000
Undivided interest of 20.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,001,806) with RBC Capital Markets Corp., 0.2600%, dated 3/31/16, maturing 4/1/16 to be repurchased at $50,000,361 collateralized by $256,044,932 in U.S. Treasuries 0% - 2.3750%, 5/15/17 - 8/15/43 with a value of $255,000,081	50,000,000	50,000,000
Total Repurchase Agreements (cost $70,700,000)		70,700,000
Total Investments (total cost $1,219,078,492) – 100.4%		1,403,457,010
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(6,242,564)
Net Assets – 100%		$1,397,214,446

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$1,378,682,675	98.2%
Israel	24,774,335	1.8

Total	$1,403,457,010	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Cone Midstream Partners LP
1,368,997	550,498	(1,919,495)	—	$(12,424,673)	$987,624	$—
Phibro Animal Health Corp. - Class A
819,087	346,143	(232,874)	932,356	3,857,623	198,986	25,210,906

Total				$(8,567,050)	$1,186,610	$25,210,906

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 1,332,757,010	$ -	$ -
Repurchase Agreements	-	70,700,000	-
Total Assets	$ 1,332,757,010	$ 70,700,000	$ -

Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,215,567,133	$210,658,005	$(22,768,128)	$ 187,889,877

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.2%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,101
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	25,000	25,484
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	25,758
Banc of America Commercial Mortgage Trust 2007-3, 5.5434%, 6/10/49‡	15,808	15,689
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	146,115	145,934
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	35,176	35,210
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	47,947
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,840	61,414
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	74,966	68,775
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	16,000	15,145
GS Mortgage Securities Corp. II, 3.4352%, 12/10/27 (144A)‡	100,000	95,434
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	25,000	23,512
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	10,000	9,980
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	22,585	22,940
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2387%, 9/15/45‡	20,000	19,535
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	27,000	27,179
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,223
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,105
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	72,610	71,882
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9457%, 2/15/51‡	43,638	42,988
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9451%, 5/15/46‡	20,000	19,863
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1862%, 1/15/27 (144A)‡	25,000	23,795
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.6862%, 2/15/27 (144A)‡	25,000	23,842
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	91,540	89,861
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,040,710)		1,019,596
Bank Loans and Mezzanine Loans – 0.5%
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	48,000	48,013
Tribune Media Co., 3.7500%, 12/27/20‡	50,693	50,461
		98,474
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	72,520	72,294
Technology – 0.1%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	58,000	57,677
Total Bank Loans and Mezzanine Loans (cost $228,200)		228,445
Corporate Bonds – 16.5%
Banking – 2.3%
Ally Financial, Inc., 8.0000%, 12/31/18	10,000	10,800
American Express Co., 6.8000%, 9/1/66‡	67,000	67,167
Bank of America Corp., 5.7500%, 8/15/16	15,000	15,250
Bank of America Corp., 4.4500%, 3/3/26	49,000	50,479
Bank of America Corp., 8.0000%µ	53,000	51,874
Bank of America Corp., 6.3000%µ	28,000	28,840
Citizens Financial Group, Inc., 4.3000%, 12/3/25	53,000	54,787
Discover Financial Services, 3.9500%, 11/6/24	21,000	20,796
Discover Financial Services, 3.7500%, 3/4/25	42,000	40,880
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	81,703
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	34,000	35,076
Goldman Sachs Group, Inc., 3.7500%, 2/25/26	50,000	51,279
JPMorgan Chase & Co., 4.2500%, 10/1/27	49,000	50,966
Morgan Stanley, 2.4500%, 2/1/19	51,000	51,754
Morgan Stanley, 4.8750%, 11/1/22	18,000	19,502
Morgan Stanley, 3.9500%, 4/23/27	36,000	36,038
Morgan Stanley, 5.5500%µ	52,000	51,259
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	33,000	33,800
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	145,000	139,402
SVB Financial Group, 5.3750%, 9/15/20	56,000	62,226
Synchrony Financial, 3.0000%, 8/15/19	61,000	61,967
Wells Fargo & Co., 5.8750%µ	20,000	21,356
Zions Bancorporation, 5.8000%µ	13,000	12,350
		1,049,551
Basic Industry – 0.9%
Albemarle Corp., 4.1500%, 12/1/24	44,000	43,560
Albemarle Corp., 5.4500%, 12/1/44	50,000	47,880
Alcoa, Inc., 5.1250%, 10/1/24	58,000	55,010
Ashland, Inc., 3.8750%, 4/15/18	49,000	50,654
Ashland, Inc., 6.8750%, 5/15/43	40,000	38,100
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	92,836
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	47,587

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	$59,000	$56,876
		432,503
Brokerage – 2.3%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	93,000	90,442
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	40,268
Charles Schwab Corp., 3.0000%, 3/10/25	36,000	36,489
Charles Schwab Corp., 7.0000%µ	47,000	53,580
E*TRADE Financial Corp., 5.3750%, 11/15/22	60,000	63,375
E*TRADE Financial Corp., 4.6250%, 9/15/23	78,000	77,805
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	45,000	45,937
Lazard Group LLC, 6.8500%, 6/15/17	2,000	2,108
Lazard Group LLC, 4.2500%, 11/14/20	60,000	62,657
Lazard Group LLC, 3.7500%, 2/13/25	11,000	10,153
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	90,000	93,600
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	60,000	50,816
Raymond James Financial, Inc., 5.6250%, 4/1/24	215,000	238,184
Stifel Financial Corp., 4.2500%, 7/18/24	62,000	61,369
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	49,000	50,013
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	98,000	102,596
		1,079,392
Capital Goods – 0.9%
Ball Corp., 4.3750%, 12/15/20	26,000	27,056
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	53,000
General Electric Co., 5.0000%µ	44,000	45,320
Harris Corp., 4.2500%, 10/1/16	61,000	61,862
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	43,000	43,340
Masco Corp., 3.5000%, 4/1/21	12,000	12,090
Owens Corning, 4.2000%, 12/1/24	22,000	21,972
Vulcan Materials Co., 7.0000%, 6/15/18	29,000	31,827
Vulcan Materials Co., 7.5000%, 6/15/21	18,000	21,330
Vulcan Materials Co., 4.5000%, 4/1/25	88,000	90,420
		408,217
Communications – 0.7%
American Tower Corp., 3.3000%, 2/15/21	46,000	46,788
American Tower Corp., 4.4000%, 2/15/26	26,000	27,493
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	47,000	49,128
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	83,000	87,550
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	50,000	49,778
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	62,823
		323,560
Consumer Cyclical – 1.3%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	59,000	60,032
Brinker International, Inc., 3.8750%, 5/15/23	66,000	64,809
CVS Health Corp., 2.8000%, 7/20/20	87,000	90,293
CVS Health Corp., 4.7500%, 12/1/22 (144A)	22,000	24,687
CVS Health Corp., 5.0000%, 12/1/24 (144A)	30,000	34,393
DR Horton, Inc., 4.7500%, 5/15/17	31,000	31,697
DR Horton, Inc., 3.7500%, 3/1/19	63,000	64,260
General Motors Co., 4.8750%, 10/2/23	76,000	79,640
General Motors Financial Co., Inc., 3.1000%, 1/15/19	43,000	43,514
MDC Holdings, Inc., 5.5000%, 1/15/24	72,000	68,940
Toll Brothers Finance Corp., 4.0000%, 12/31/18	28,000	28,980
Toll Brothers Finance Corp., 4.3750%, 4/15/23	15,000	14,662
		605,907
Consumer Non-Cyclical – 2.0%
Actavis Funding SCS, 3.0000%, 3/12/20	75,000	77,116
Actavis Funding SCS, 4.5500%, 3/15/35	41,000	42,243
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	29,000	29,800
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	76,000	79,011
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	48,000	50,477
Becton Dickinson and Co., 1.8000%, 12/15/17	52,000	52,219
Express Scripts Holding Co., 4.5000%, 2/25/26	15,000	15,530
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	44,000	48,334
HCA, Inc., 5.2500%, 6/15/26	50,000	51,250
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	34,000	34,923
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	29,000	30,435
Newell Rubbermaid, Inc., 3.1500%, 4/1/21	13,000	13,354
Newell Rubbermaid, Inc., 3.8500%, 4/1/23	11,000	11,408
Newell Rubbermaid, Inc., 4.2000%, 4/1/26	102,000	106,696
Newell Rubbermaid, Inc., 5.5000%, 4/1/46	16,000	17,382
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	15,000	15,225
Sysco Corp., 2.5000%, 7/15/21	10,000	10,116

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Sysco Corp., 3.3000%, 7/15/26	$25,000	$25,358
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	28,000	28,542
Tyson Foods, Inc., 6.6000%, 4/1/16	24,000	24,000
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	103,000	107,259
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	34,000	34,504
		905,182
Electric – 0.4%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	45,000	47,250
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	46,000	46,077
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	67,000	74,304
		167,631
Energy – 1.2%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	12,000	12,576
Anadarko Petroleum Corp., 4.8500%, 3/15/21	7,000	7,074
Anadarko Petroleum Corp., 5.5500%, 3/15/26	24,000	24,211
Anadarko Petroleum Corp., 6.6000%, 3/15/46	24,000	24,502
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	8,000	8,247
Canadian Natural Resources, Ltd., 5.9000%, 2/1/18	16,000	16,599
Cimarex Energy Co., 5.8750%, 5/1/22	34,000	35,122
Cimarex Energy Co., 4.3750%, 6/1/24	17,000	16,739
ConocoPhillips Co., 4.2000%, 3/15/21	31,000	32,374
ConocoPhillips Co., 4.9500%, 3/15/26	63,000	65,768
ConocoPhillips Co., 5.9500%, 3/15/46	8,000	8,606
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	42,275
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	77,000	77,493
Hess Corp., 8.1250%, 2/15/19	12,000	13,184
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	43,000	40,865
Kinder Morgan, Inc., 6.5000%, 9/15/20	5,000	5,366
NGL Energy Partners LP / NGL Energy Finance Corp., 5.1250%, 7/15/19	16,000	9,680
Oceaneering International, Inc., 4.6500%, 11/15/24	59,000	50,811
Phillips 66 Partners LP, 3.6050%, 2/15/25	16,000	14,539
Spectra Energy Partners LP, 4.7500%, 3/15/24	58,000	62,481
		568,512
Finance Companies – 0.4%
CIT Group, Inc., 4.2500%, 8/15/17	97,000	98,708
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	29,000	30,000
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	46,000	46,690
International Lease Finance Corp., 8.7500%, 3/15/17	18,000	18,961
		194,359
Financial – 0.4%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	102,000	104,794
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	70,000	68,425
		173,219
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	31,000	31,110
Cintas Corp. No 2, 4.3000%, 6/1/21	34,000	37,009
		68,119
Insurance – 0.6%
Berkshire Hathaway, Inc., 2.7500%, 3/15/23	40,000	40,794
Berkshire Hathaway, Inc., 3.1250%, 3/15/26	33,000	33,836
CNO Financial Group, Inc., 4.5000%, 5/30/20	13,000	13,260
CNO Financial Group, Inc., 5.2500%, 5/30/25	41,000	41,922
Primerica, Inc., 4.7500%, 7/15/22	82,000	88,538
Voya Financial, Inc., 5.6500%, 5/15/53‡	63,000	58,590
		276,940
Real Estate Investment Trusts (REITs) – 0.7%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	63,000	62,885
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	65,000	70,055
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	38,264
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	29,782
SL Green Realty Corp., 5.0000%, 8/15/18	130,000	136,535
		337,521
Technology – 2.0%
Autodesk, Inc., 3.6000%, 12/15/22	22,000	21,910
Cadence Design Systems, Inc., 4.3750%, 10/15/24	98,000	99,298
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	26,000	26,872
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	14,000	14,563
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	34,000	36,258
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	90,000	97,188
Seagate HDD Cayman, 4.7500%, 6/1/23	9,000	7,455
Seagate HDD Cayman, 4.7500%, 1/1/25	97,000	75,763
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	41,000	30,867
Seagate HDD Cayman, 5.7500%, 12/1/34	36,000	25,573

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Total System Services, Inc., 3.8000%, 4/1/21	$25,000	$25,710
Total System Services, Inc., 4.8000%, 4/1/26	69,000	71,197
Trimble Navigation, Ltd., 4.7500%, 12/1/24	107,000	109,106
Verisk Analytics, Inc., 4.8750%, 1/15/19	49,000	51,674
Verisk Analytics, Inc., 5.8000%, 5/1/21	97,000	108,667
Verisk Analytics, Inc., 4.0000%, 6/15/25	58,000	58,429
Verisk Analytics, Inc., 5.5000%, 6/15/45	54,000	52,772
		913,302
Transportation – 0.2%
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	52,000	52,692
Southwest Airlines Co., 5.1250%, 3/1/17	53,000	54,783
		107,475
Total Corporate Bonds (cost $7,501,986)		7,611,390
Mortgage-Backed Securities – 9.5%
Fannie Mae Pool:
5.5000%, 1/1/25	9,129	9,848
4.0000%, 6/1/29	9,988	10,720
4.0000%, 7/1/29	18,724	20,057
5.0000%, 9/1/29	32,220	35,612
5.0000%, 1/1/30	11,356	12,551
5.5000%, 1/1/33	5,685	6,434
4.0000%, 4/1/34	22,391	24,348
6.0000%, 12/1/35	31,388	36,092
6.0000%, 2/1/37	4,967	5,777
6.0000%, 9/1/37	29,563	32,622
6.0000%, 10/1/38	28,613	32,689
7.0000%, 2/1/39	8,995	10,429
5.5000%, 12/1/39	25,993	29,315
5.5000%, 3/1/40	41,578	47,721
5.5000%, 4/1/40	108,739	122,644
4.5000%, 10/1/40	8,617	9,372
5.5000%, 2/1/41	22,997	26,386
5.0000%, 5/1/41	16,059	17,816
5.0000%, 10/1/41	20,452	22,705
5.5000%, 12/1/41	31,929	35,956
4.0000%, 6/1/42	59,589	64,102
4.0000%, 8/1/42	25,011	26,910
4.0000%, 9/1/42	32,417	34,879
4.0000%, 11/1/42	47,261	50,851
4.0000%, 12/1/42	8,942	9,751
3.5000%, 2/1/43	121,463	127,606
4.0000%, 9/1/43	25,834	27,817
3.5000%, 1/1/44	134,731	143,473
3.5000%, 1/1/44	62,883	66,914
4.0000%, 2/1/44	65,871	70,896
3.5000%, 4/1/44	67,000	71,099
4.5000%, 5/1/44	154,176	171,128
4.0000%, 6/1/44	83,586	89,955
5.0000%, 7/1/44	48,611	54,900
4.0000%, 8/1/44	31,685	34,476
4.5000%, 8/1/44	67,629	75,038
4.5000%, 10/1/44	49,841	55,576
4.5000%, 10/1/44	27,048	30,077
3.5000%, 2/1/45	94,827	99,633
4.5000%, 3/1/45	48,869	54,363
4.5000%, 6/1/45	21,697	24,064
4.0000%, 9/1/45	159,591	173,152
4.5000%, 10/1/45	88,379	98,674
3.5000%, 12/1/45	22,754	24,128
3.5000%, 1/1/46	90,423	95,768
3.5000%, 1/1/46	88,993	94,259
4.5000%, 2/1/46	70,294	78,791
4.5000%, 2/1/46	26,659	29,735
		2,527,109
Freddie Mac Gold Pool:
5.0000%, 1/1/19	5,213	5,382
5.5000%, 8/1/19	4,193	4,333
5.0000%, 6/1/20	10,932	11,553
5.5000%, 12/1/28	24,868	27,591
3.5000%, 7/1/29	29,637	31,338
5.5000%, 10/1/36	20,436	23,113
6.0000%, 4/1/40	112,241	131,315
4.5000%, 1/1/41	27,142	29,675
5.0000%, 3/1/42	22,727	25,512

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
3.5000%, 2/1/44	$36,916	$38,809
4.5000%, 5/1/44	26,569	29,313
4.0000%, 8/1/44	10,394	11,287
4.5000%, 9/1/44	99,753	111,108
4.5000%, 2/1/46	207,891	231,881
		712,210
Ginnie Mae I Pool:
5.1000%, 1/15/32	41,081	46,854
7.5000%, 8/15/33	21,899	26,111
4.9000%, 10/15/34	49,021	54,411
5.5000%, 9/15/35	6,239	7,222
5.5000%, 2/15/39	16,249	18,622
5.5000%, 8/15/39	97,530	111,691
5.0000%, 10/15/39	18,618	20,786
5.0000%, 11/15/39	30,379	33,715
5.0000%, 1/15/40	9,098	10,086
5.0000%, 5/15/40	11,205	12,578
5.0000%, 7/15/40	33,167	36,781
5.0000%, 7/15/40	4,367	4,844
5.0000%, 2/15/41	32,682	36,285
4.5000%, 5/15/41	30,178	33,470
5.0000%, 5/15/41	12,080	13,566
4.5000%, 7/15/41	36,917	40,320
4.5000%, 7/15/41	8,346	9,180
4.5000%, 8/15/41	91,526	101,700
5.0000%, 9/15/41	10,345	11,495
4.5000%, 5/15/44	20,675	22,810
5.0000%, 7/15/44	11,665	13,139
		665,666
Ginnie Mae II Pool:
6.0000%, 11/20/34	18,183	21,259
5.5000%, 11/20/37	20,013	22,180
6.0000%, 1/20/39	8,898	10,065
4.5000%, 10/20/41	48,925	52,588
6.0000%, 10/20/41	3,372	3,871
6.0000%, 12/20/41	10,265	11,741
6.0000%, 1/20/42	10,831	12,423
6.0000%, 2/20/42	10,447	11,941
6.0000%, 3/20/42	5,906	6,774
6.0000%, 4/20/42	17,783	20,404
3.5000%, 5/20/42	19,934	21,222
6.0000%, 5/20/42	12,917	14,644
5.5000%, 7/20/42	38,849	42,768
6.0000%, 7/20/42	9,193	10,544
6.0000%, 8/20/42	10,297	11,811
6.0000%, 9/20/42	12,148	13,934
6.0000%, 11/20/42	8,488	9,703
6.0000%, 2/20/43	11,456	13,132
4.0000%, 10/20/45	87,338	94,754
4.0000%, 11/20/45	80,700	87,764
		493,522
Total Mortgage-Backed Securities (cost $4,344,422)		4,398,507
U.S. Treasury Notes/Bonds – 10.9%
0.8750%, 4/30/17	346,000	346,825
0.7500%, 1/31/18	36,000	36,013
1.3750%, 9/30/18	440,000	446,222
1.1250%, 1/15/19	23,000	23,180
0.7500%, 2/15/19	156,000	155,537
1.7500%, 12/31/20	409,000	419,017
1.3750%, 1/31/21	242,000	243,739
1.1250%, 2/28/21	613,000	610,485
2.7500%, 11/15/23†	331,000	358,514
2.2500%, 11/15/24	427,000	445,181
2.0000%, 8/15/25	166,000	169,190
2.2500%, 11/15/25	680,000	707,725
1.6250%, 2/15/26	172,000	169,501
3.7500%, 11/15/43	136,000	168,916
3.6250%, 2/15/44	36,000	43,674
3.3750%, 5/15/44	34,000	39,415
2.5000%, 2/15/45	27,000	26,327
3.0000%, 5/15/45	38,000	40,982
2.8750%, 8/15/45	66,000	69,424
3.0000%, 11/15/45	377,000	406,998

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
2.5000%, 2/15/46	$144,000	$140,406
Total U.S. Treasury Notes/Bonds (cost $4,915,303)		5,067,271
Common Stocks – 58.1%
Aerospace & Defense – 1.6%
Cobham PLC	110,600	344,801
United Technologies Corp.	3,800	380,380
		725,181
Beverages – 0.6%
PepsiCo, Inc.†	2,500	256,200
Biotechnology – 1.7%
AbbVie, Inc.	5,100	291,312
Baxalta, Inc.	4,500	181,800
Gilead Sciences, Inc.	3,300	303,138
		776,250
Capital Markets – 0.8%
Greenhill & Co., Inc.	9,600	213,120
Invesco, Ltd.	4,800	147,696
		360,816
Commercial Banks – 8.2%
Boston Private Financial Holdings, Inc.	25,100	287,395
Citigroup, Inc.	12,600	526,050
Citizens Financial Group, Inc.	26,193	548,743
Comerica, Inc.	6,200	234,794
Fifth Third Bancorp	25,800	430,602
JPMorgan Chase & Co.	10,900	645,498
Umpqua Holdings Corp.	25,300	401,258
Wells Fargo & Co.	14,800	715,728
		3,790,068
Commercial Services & Supplies – 0.7%
G4S PLC	69,800	191,043
Republic Services, Inc.†	2,900	138,185
		329,228
Communications Equipment – 1.5%
Cisco Systems, Inc.	5,900	167,973
QUALCOMM, Inc.	10,300	526,742
		694,715
Consumer Finance – 0.7%
American Express Co.	4,900	300,860
Containers & Packaging – 0.4%
Packaging Corp. of America†	3,000	181,200
Diversified Telecommunication Services – 1.3%
Telenor ASA	6,700	108,484
Verizon Communications, Inc.	9,500	513,760
		622,244
Electric Utilities – 2.0%
Pinnacle West Capital Corp.	6,300	472,941
PPL Corp.†	11,300	430,191
		903,132
Electrical Equipment – 0.9%
Emerson Electric Co.	7,500	407,850
Energy Equipment & Services – 1.1%
Schlumberger, Ltd. (U.S. Shares)†	6,800	501,500
Food & Staples Retailing – 0.8%
Weis Markets, Inc.	6,400	288,384
Whole Foods Market, Inc.	2,500	77,775
		366,159
Food Products – 0.7%
Nestle SA	2,200	164,451
Orkla ASA	19,300	174,920
		339,371
Health Care Equipment & Supplies – 1.3%
Medtronic PLC†	5,416	406,200
Meridian Bioscience, Inc.	10,300	212,283
		618,483
Health Care Providers & Services – 3.3%
AmerisourceBergen Corp.	1,600	138,480
Landauer, Inc.	9,600	317,472
Owens & Minor, Inc.	3,300	133,386
Patterson Cos., Inc.	10,900	507,177
Quest Diagnostics, Inc.	5,900	421,555
		1,518,070
Household Durables – 0.8%
Garmin, Ltd.	5,500	219,780

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Durables – (continued)
MDC Holdings, Inc.	5,300	$132,818
		352,598
Household Products – 1.7%
Procter & Gamble Co.†	9,700	798,407
Independent Power and Renewable Electricity Producers – 0.8%
NRG Yield, Inc. - Class C	24,900	354,576
Industrial Conglomerates – 0.5%
Raven Industries, Inc.	14,700	235,494
Insurance – 0.7%
Allied World Assurance Co. Holdings AG	3,900	136,266
Arthur J Gallagher & Co.	4,400	195,712
		331,978
Leisure Products – 0.6%
Mattel, Inc.	8,300	279,046
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	7,000	278,950
Machinery – 0.6%
Timken Co.	6,500	217,685
Trinity Industries, Inc.	4,300	78,733
		296,418
Media – 0.9%
Omnicom Group, Inc.†	3,300	274,659
UBM PLC	16,040	138,431
		413,090
Metals & Mining – 0.4%
Compass Minerals International, Inc.	2,800	198,408
Multiline Retail – 0.5%
Kohl's Corp.	4,800	223,728
Multi-Utilities – 0.4%
Alliant Energy Corp.†	2,800	207,984
Oil, Gas & Consumable Fuels – 3.9%
BP PLC (ADR)	8,300	250,494
Delek US Holdings, Inc.	8,800	134,112
Exxon Mobil Corp.	4,900	409,591
Occidental Petroleum Corp.	6,500	444,795
Plains GP Holdings LP - Class A	25,600	222,464
Royal Dutch Shell PLC (ADR)	7,000	339,150
		1,800,606
Pharmaceuticals – 6.1%
Johnson & Johnson†	3,900	421,980
Merck & Co., Inc.	7,000	370,370
Novartis AG (ADR)	4,400	318,736
Pfizer, Inc.	23,400	693,576
Phibro Animal Health Corp. - Class A	12,100	327,184
Teva Pharmaceutical Industries, Ltd. (ADR)	8,000	428,080
Zoetis, Inc.	6,300	279,279
		2,839,205
Real Estate Investment Trusts (REITs) – 4.3%
Lamar Advertising Co. - Class A	11,400	701,100
LaSalle Hotel Properties	13,200	334,092
National Storage Affiliates Trust	17,700	375,240
Post Properties, Inc.	4,600	274,804
Weyerhaeuser Co.	9,300	288,114
		1,973,350
Road & Rail – 1.5%
CSX Corp.	14,400	370,800
Union Pacific Corp.†	4,200	334,110
		704,910
Semiconductor & Semiconductor Equipment – 1.3%
Analog Devices, Inc.	5,100	301,869
NVE Corp.	5,600	316,568
		618,437
Software – 2.8%
Microsoft Corp.†	13,000	717,990
Oracle Corp.†	13,800	564,558
		1,282,548
Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.	3,000	326,970
Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	3,700	148,333
Ralph Lauren Corp.	1,100	105,886
		254,219

Shares or Principal Amounts		Value
Common Stocks – (continued)
Transportation Infrastructure – 0.3%
BBA Aviation PLC	43,100	$124,031
Wireless Telecommunication Services – 0.6%
Vodafone Group PLC (ADR)	8,800	282,040
Total Common Stocks (cost $25,716,044)		26,868,320
Preferred Stocks – 0.8%
Capital Markets – 0.2%
Morgan Stanley, 6.8750%	1,925	52,244
Morgan Stanley, 7.1250%	2,150	61,167
		113,411
Commercial Banks – 0.4%
Citigroup Capital XIII, 6.9881%	4,000	105,160
Wells Fargo & Co., 6.6250%	2,375	69,659
		174,819
Consumer Finance – 0.2%
Discover Financial Services, 6.5000%	2,850	75,952
Industrial Conglomerates – 0%
General Electric Co., 4.7000%	224	5,858
Real Estate Investment Trusts (REITs) – 0%
Morgan Stanley Capital Trust III, 6.2500%	400	10,268
Morgan Stanley Capital Trust IV, 6.2500%	64	1,637
Morgan Stanley Capital Trust V, 5.7500%	45	1,144
Morgan Stanley Capital Trust VIII, 6.4500%	120	3,073
		16,122
Total Preferred Stocks (cost $360,334)		386,162
Investment Companies – 2.4%
Money Markets – 2.4%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $1,096,257)	1,096,257	1,096,257
Total Investments (total cost $45,203,256) – 100.9%		46,675,948
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(426,043)
Net Assets – 100%		$46,249,905

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$43,104,704	92.4%
United Kingdom	2,026,396	4.4
Switzerland	483,187	1.0
Israel	428,080	0.9
Norway	283,404	0.6
Belgium	159,288	0.3
Canada	84,878	0.2
Singapore	57,677	0.1
Germany	48,334	0.1

Total	$46,675,948	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
British Pound	5/12/16	249,000	$357,602	$654
Israeli Shekel	5/11/16	1,237,000	329,725	(209)
Norwegian Krone	5/12/16	1,723,000	208,318	152
Swiss Franc	5/12/16	358,900	374,089	878

			1,269,734	1,475
HSBC Securities (USA), Inc.:
British Pound	4/28/16	612,000	878,893	(15,189)
Total			$2,148,627	$(13,714)

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Alliant Energy Corp.	8	$72.50	4/16	$638	$(999)	$(1,637)
Microsoft Corp.	10	57.50	4/16	137	(62)	(199)
Packaging Corp. of America	10	60.00	4/16	240	(1,337)	(1,577)
PepsiCo, Inc.	5	105.00	4/16	108	40	(68)
PPL Corp.	15	38.00	4/16	220	(622)	(842)
Procter & Gamble Co.	7	85.00	4/16	82	55	(27)
Union Pacific Corp.	7	90.00	5/16	796	683	(113)
Total	62			$2,221	$(2,242)	$(4,463)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $1,758,016, which represents 3.8% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $1,427,115.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	395,199	12,611,896	(11,910,838)	1,096,257	$—	$1,081	$1,096,257

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$68,037	$68,775	0.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 1,019,596	$ -
Bank Loans and Mezzanine Loans	-	228,445	-
Corporate Bonds	-	7,611,390	-
Mortgage-Backed Securities	-	4,398,507	-
U.S. Treasury Notes/Bonds	-	5,067,271	-
Common Stocks	26,868,320	-	-
Preferred Stocks	-	386,162	-
Investment Companies	-	1,096,257	-
Total Investments in Securities	$ 26,868,320	$ 19,807,628	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 1,684	$ -
Total Assets	$ 26,868,320	$ 19,809,312	$ -
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 15,398	$ -
Options Written, at Value	-	4,463	-
Total Liabilities	$ -	$ 19,861	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity securities selected for growth potential and fixed-income securities selected for income potential. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $2,560,703.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2016, the average ending monthly market value amounts on written call options is $2,120.

Written option activity for the period ended March 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2015	75	$ 2,437
Options written	786	20,671
Options closed	(100)	(3,426)
Options expired	(648)	(15,518)
Options exercised	(51)	(1,943)
Options outstanding at March 31, 2016	62	$ 2,221

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 45,255,503	$ 3,394,363	$ (1,973,918)	$ 1,420,445

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

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Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Trust

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Trust (Principal Executive Officer)

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Trust (Principal Executive Officer)

Date: May 27, 2016

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Trust (Principal Accounting Officer and Principal Financial Officer)

Date: May 27, 2016

May 27, 2016

EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549-0505

RE: JANUS INVESTMENT TRUST N-Q Filing

INTECH Emerging Markets Managed Volatility Fund

INTECH Global Income Managed Volatility Fund

INTECH International Managed Volatility Fund

INTECH U.S. Core Fund

INTECH U.S. Managed Volatility Fund

Janus Adaptive Global Allocation Fund

Janus Diversified Alternatives Fund

Janus Flexible Bond Fund

Janus Global Allocation Fund - Conservative

Janus Global Allocation Fund - Growth

Janus Global Allocation Fund - Moderate

Janus Global Bond Fund

Janus Global Unconstrained Bond Fund

Janus Government Money Market Fund

Janus High-Yield Fund

Janus Money Market Fund

Janus Multi-Sector Income Fund

Janus Real Return Fund

Janus Short-Term Bond Fund

Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund

Perkins Select Value Fund

Perkins Small Cap Value Fund

Perkins Value Plus Income Fund

(collectively, the "Funds")
1933 Act File No. 002-34393
1940 Act File No. 811-01879

Dear Sir or Madam:

Pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, and Rule 30b1-5 thereunder, and Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, the Funds’ complete portfolio holdings on Form N-Q, dated March 31, 2016, are hereby electronically transmitted.

If you have any questions regarding this filing, please call me at (303) 394-7624.

Sincerely,

/s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Trust (Principal Accounting Officer and Principal Financial Officer)